As filed with the Securities and Exchange Commission on April 28, 2023
Securities Act of 1933 File No. 033‑78960
Investment Company Act of 1940 File No. 811‑08510

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 104	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 107

MATTHEWS INTERNATIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (415) 788‑7553

James Cooper Abbott, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Name and Address of Agent for Service)

Copies To:
Deepa Damre Smith, Vice President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
David A. Hearth, Esq.
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, CA 94111

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on April 28, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ____________ pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Matthews Asia Funds  |  Prospectus
April 28, 2023  |  matthewsasia.com

Matthews Emerging Markets Equity Fund  |  MEMGX (Investor), MIEFX (Institutional)

Matthews Emerging Markets Sustainable Future Fund  |  MASGX (Investor), MISFX (Institutional)

Matthews Emerging Markets Small Companies Fund  |  MSMLX (Investor), MISMX (Institutional)

Matthews Asia Growth Fund  |  MPACX (Investor), MIAPX (Institutional)

Matthews Pacific Tiger Fund  |  MAPTX (Investor), MIPTX (Institutional)

Matthews Asia Innovators Fund  |  MATFX (Investor), MITEX (Institutional)

Matthews China Fund  |  MCHFX (Investor), MICFX (Institutional)

Matthews China Small Companies Fund  |  MCSMX (Investor), MICHX (Institutional)

Matthews India Fund  |  MINDX (Investor), MIDNX (Institutional)

Matthews Japan Fund  |  MJFOX (Investor), MIJFX (Institutional)

Matthews Korea Fund  |  MAKOX (Investor), MIKOX (Institutional)

Matthews Asian Growth and Income Fund  |  MACSX (Investor), MICSX (Institutional)

Matthews Asia Dividend Fund  |  MAPIX (Investor), MIPIX (Institutional)

Matthews China Dividend Fund  |  MCDFX (Investor), MICDX (Institutional)

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Funds. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

Matthews Asia Funds
matthewsasia.com

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact a Matthews Asia Funds representative at 800.789.ASIA (2742) or visit matthewsasia.com.
Please keep this prospectus with your other account documents for future reference.

Matthews Emerging Markets Equity Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses[1]		0.91%		0.80%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.58%		1.47%
Fee Waiver and Expense Reimbursement[2]		(0.50%)		(0.57%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.08%		0.90%

1	“Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s assets.

2
Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b‑1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%, first by waiving class specific expenses (e.g., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non‑class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2024 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the fee waiver for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$110	$450	$813	$1,836

Institutional Class	$92	$409	$749	$1,708

MATTHEWS EMERGING MARKETS EQUITY FUND	1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Emerging Markets Equity Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies. The Fund has concentrated its investments (meaning more than 25% of its assets) from time to time in a single country, including China.
A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging market (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an emerging market country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts that are treated as emerging markets investments, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Matthews may also take into consideration environmental, social and governance (ESG) characteristics of companies in selecting portfolio investments as part of the investment process for this Fund in an effort to reduce what it regards as the sustainability risks of its investments. Not all of the Fund’s investments will demonstrate those ESG characteristics, and there could be instances where Matthews is unable to assess the ESG characteristics of a company. Matthews’ investment process in this regard is carried out through a combination of exclusionary ESG screens and the use of both external and proprietary ESG data. Matthews uses various sources of information, including but not limited to third-party ESG rating firms and Matthews’ own analysis, in assessing a company’s ESG characteristics, which include, but are not limited to, an issuer’s use of natural resources and its impact on the natural environment; the impacts of an issuer on human and social capital, including employee welfare, human rights, health and safety, and product quality; and how an issuer’s board of directors ensures accountability, fairness and transparency in the issuer’s relationship with its stakeholders. Matthews will also employ a screening process utilizing third party data to help it exclude investments in corporate issuers that have a material exposure to certain business activities. As an example, this screening process may use various thresholds based on the percentage of revenue derived from (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help Matthews exclude companies that are in direct conflict with the goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises. The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time. Once invested in a company, Matthews may engage with its portfolio companies on sustainability and governance matters through active dialogue, exercising shareholder rights and by encouraging enhanced ESG disclosure and implementation.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Foreign Investing Risk: Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject

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to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S. and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares

MATTHEWS EMERGING MARKETS EQUITY FUND	3

to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Country Concentration Risk: The Fund may invest a significant portion of its total net assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China.
Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.
Risks Associated with Europe: The economies of countries in Europe are in different stages of economic development and are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There is uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. In addition, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets. See “Risks Associated with Emerging and Frontier Markets” above. In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which has adversely affected and may continue to adversely affect European and global energy and financial markets, which in turn could affect the value of the Fund’s investments.
Risks Associated with Latin America: The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the Fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund’s investments. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact Fund performance.
ESG Investing Risk: Because the Fund may take into consideration the environmental, social and governance characteristics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG factors. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks

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particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Information Technology Sector Risk: As of December 31, 2022, 22% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
–	Financial Sector Risk: As of December 31, 2022, 25% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

MATTHEWS EMERGING MARKETS EQUITY FUND	5

Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURN FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	Since Inception (4/30/20)
Matthews Emerging Markets Equity Fund—Investor Class
Return before taxes	-20.94%	9.26%
Return after taxes on distributions[1]	-21.15%	7.76%
Return after taxes on distributions and sale of Fund shares[1]	-12.03%	7.07%
Matthews Emerging Markets Equity Fund—Institutional Class
Return before taxes	-20.81%	9.49%
MSCI Emerging Markets Index
(reflects no deduction for fees, expenses or taxes)	-19.74%	4.20%

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: John Paul Lech has been a Portfolio Manager of the Matthews Emerging Markets Equity Fund since its inception in 2020.
Lead Manager: Alex Zarechnak has been a Portfolio Manager of the Matthews Emerging Markets Equity Fund since 2022.
Co‑Manager: Andrew Mattock, CFA, has been a Portfolio Manager of the Matthews Emerging Markets Equity Fund since 2023.
Co‑Manager: Peeyush Mittal, CFA, has been a Portfolio Manager of the Matthews Emerging Markets Equity Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Managers are supported by and consult with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

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Matthews Emerging Markets Sustainable Future Fund
(formerly known as the Matthews Asia ESG Fund)
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses		0.57%		0.44%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses[1]		1.24%		1.11%

1
“Total Annual Fund Operating Expenses” do not reflect the expense reimbursement the Fund was providing the Advisor during the fiscal year ended December 31, 2022, which increased the Fund’s net expense ratio for that year. Those expense reimbursements were made pursuant to an operating expenses agreement (the “Operating Expenses Agreement”) and related to fees previously waived and/or expenses previously reimbursed by the Advisor. Matthews does not anticipate that the Fund will provide such reimbursement during fiscal year 2023. The Operating Expenses Agreement is described under “Management of the Funds.”

EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$126	$393	$681	$1,500

Institutional Class	$113	$353	$612	$1,352
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Emerging Markets Sustainable Future Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND	7

of companies of any market capitalization located in emerging market countries that satisfy one or more of the Fund’s environmental, social and governance (“ESG”) standards. Up to 20% of the Fund’s net assets may be invested in companies that do not satisfy these ESG standards. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies.
Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time.
A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging market (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an emerging market country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an ssuer should be included within a region or country. The Fund may also invest in depositary receipts that are treated as emerging markets investments, including American, European and Global Depositary Receipts, and in convertible securities and fixed-income securities, of any duration or quality, including high yield securities (also known as “junk bonds”).
In implementing its strategy for this Fund, Matthews will use any one or more of the Fund’s following key ESG standards to evaluate potential investments: whether the issuer has adopted and followed (i) sustainable environmental practices, responsible resource management and energy efficiency practices, (ii) policies related to social responsibility, employee welfare, diversity and inclusion, or (iii) sound governance practices that align interests of shareholders and management and demonstrate a commitment to integration of sustainability or ESG considerations. Businesses that meet one or more of the Fund’s ESG standards are generally businesses that currently engage in practices or have business objectives that, in the judgment of Matthews, if continued to be followed or if successfully implemented would make human or business activity less destructive to the environment or businesses that promote positive environmental, social and economic developments. Matthews uses various sources of information, including non‑governmental organizations (NGOs), primary research, and third-party data sources such as negative news monitoring services and ESG data and research providers, in analyzing whether a company satisfies the Fund’s ESG standards. However, it is Matthews’ determination, based on its own analysis, as to whether a company satisfies those standards and is eligible for investment by the Fund.
In addition to traditional financial data, the stock selection process takes into consideration the Fund’s ESG standards that help identify companies that Matthews believes contribute (or have the potential to contribute) to a sustainable future by addressing global environmental and social challenges. Matthews will use these standards to help identify companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from various third-party data providers and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards. This screening process may use various thresholds based on the percentage of revenue derived from certain sectors, including (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production of or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help Matthews exclude companies that are in severe breach of the goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises. The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time.
The Fund engages its portfolio companies on sustainability matters primarily through active dialogue and proxy voting, which will be voted according to the Fund’s ESG standards, and by encouraging enhanced ESG disclosure. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
The Fund’s primary focus is long-term capital appreciation. In achieving this objective, the Fund seeks to invest in companies that Matthews believes to be undervalued but of high quality and run by management teams with good operating and governance track records. While the Fund may invest in companies across the market capitalization spectrum, it has in the past invested, and may continue to invest, a substantial portion of Fund assets in smaller companies.

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Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Risks Associated with Emerging and Frontier Markets: Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Sustainable and ESG Investing Risk: The Fund’s sustainability and ESG strategy may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of its ESG standards in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize a sustainability or ESG strategy. Sustainability and ESG investing is qualitative and subjective by nature, and there is no guarantee that the standards used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more of the Fund’s ESG standards in the view of the portfolio managers, there is no guarantee that such company will actually conduct its affairs in a manner that is less destructive to the environment, or that will actually promote positive social and economic developments or otherwise contribute to a sustainable future, and that same company may also fail to satisfy other ESG standards, in some cases even egregiously. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with sustainability investment strategies are generally suited for long-term rather than short-term investors.
There are no universally agreed upon objective standards for assessing ESG standards for companies. Rather, the Fund’s standards tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The Fund’s ESG standards can vary over different periods, can evolve over time and tend to be stated broadly and applied flexibly. They may also be difficult to apply consistently across regions, countries, industries or sectors. In some cases, Matthews will consider an investment to be eligible for the Fund where a company has expressed a goal or objective and has started to take actions that, if successful, would satisfy the Fund’s ESG standards in the judgment of Matthews.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND	9

value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds in higher-grade securities. These securities are also subject to greater liquidity risk than many other securities.
Credit Risk: Credit risk refers to the risk that an issuer may default in the payment of principal and/or interest on an instrument.
Interest Rate Risk: Fixed-income securities may decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise.
High Yield Securities Risk: High yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities typically entail greater potential price volatility and are considered predominantly speculative. Issuers of high yield securities may also be more susceptible to adverse economic and competitive industry conditions than those of higher-rated securities.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Country Concentration Risk: The Fund may invest a significant portion of its total net assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

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Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Risks Associated with Europe: The economies of countries in Europe are in different stages of economic development and are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There is uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. In addition, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets. See “Risks Associated with Emerging and Frontier Markets” above. In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which has adversely affected and may continue to affect European and global energy and financial markets, which in turn could affect the value of the Fund’s investments.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select secu-
rities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Industrial Sector Risk: As of December 31, 2022, 25% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

–	Financial Sector Risk: As of December 31, 2022, 20% of the Fund’s assets were invested in the financial sector. : Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND	11

Past Performance
The bar chart below shows the Fund’s performance for each full calendar year since its inception and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. Before July 29, 2022, the Fund was managed with a slightly different investment strategy and may have achieved different performance results under its current investment strategy from the performance shown for periods before that date. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
ANNUAL RETURNS FOR YEARS ENDED 12/31
INVESTOR CLASS:

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	Since Inception (04/30/15)
Matthews Emerging Markets Sustainable Future Fund—Investor Class
Return before taxes	-14.38%	6.79%	7.15%
Return after taxes on distributions[1]	-15.43%	5.37%	6.01%
Return after taxes on distributions and sale of Fund shares[1]	-7.79%	5.12%	5.50%
Matthews Emerging Markets Sustainable Future Fund—Institutional Class
Return before taxes	-14.32%	6.97%	7.36%
MSCI Emerging Markets Index[2]
(reflects no deduction for fees, expenses or taxes)	-19.74%	-1.03%	1.63%
MSCI All Country Asia ex Japan Index[2]
(reflects no deduction for fees, expenses or taxes)	-19.36%	-0.34%	2.36%

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Effective July 29, 2022, in connection with changes to the Fund’s name and principal investment strategies, the primary benchmark changed from the MSCI All Country Asia ex Japan Index to the MSCI Emerging Markets Index.

Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager
Lead Manager: Vivek Tanneeru has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund since its inception in 2015.
Co‑Manager: Inbok Song has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Manager is supported by and consults with the Co‑Manager.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

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Matthews Emerging Markets Small Companies Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		1.00%			1.00%
Distribution (12b‑1) Fees		0.00%			0.00%
Other Expenses		0.49%			0.37%

Administration and Shareholder Servicing Fees	0.16%			0.16%
Total Annual Fund Operating Expenses		1.49%			1.37%
Fee Waiver and Expense Reimbursement[1]		(0.12%	)		(0.22%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.37%			1.15%

1
Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b‑1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.15%, first by waiving class specific expenses (e.g., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non‑class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.15% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.15%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2024 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$139	$459	$802	$1,769

Institutional Class	$117	$412	$729	$1,627

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND	13

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Emerging Markets Small Companies Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies (defined below) located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time. The Fund may also invest in Small Companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies. The Fund has concentrated its investments (meaning more than 25% of its assets) from time to time in a single country, including China.
A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging market (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets Small Cap Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an emerging market country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts that are treated as emerging market investments, including American, European and Global Depositary Receipts.
The Fund seeks to invest in smaller companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews generally determines whether a company should be considered to be a small company based on its market capitalization (the number of the company’s shares outstanding times the market price per share for such securities). Under normal circumstances, the Fund invests at least 80% of its net assets in any company that has a market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark index (each, a “Small Company” and together, “Small Companies”). The largest company in the Fund’s primary benchmark, the MSCI Emerging Markets Small Cap Index, had a market capitalization of $6.33 billion on December 31, 2022. Companies in which the Fund invests typically operate in growth industries and possess the potential to expand their scope of business over time. A company may grow to a market capitalization that is higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark after the Fund has purchased its securities; nevertheless, the existing holdings of securities of such a company will continue to be considered a Small Company. If additional purchases of a security are made, all holdings (including prior purchases) of that security will be re‑classified with respect to its market capitalization at the time of the last purchase. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Matthews may also take into consideration environmental, social and governance (ESG) characteristics of companies in selecting portfolio investments as part of the investment process for this Fund in an effort to reduce what it regards as the sustainability risks of its investments. Not all of the Fund’s investments will demonstrate those ESG characteristics, and there could be instances where Matthews is unable to assess the ESG characteristics of a company. Matthews’ investment process in this regard is carried out through a combination of exclusionary ESG screens and the use of both external and proprietary ESG data. Matthews uses various sources of information, including but not limited to third-party ESG rating firms and Matthews’ own analysis, in assessing a company’s ESG characteristics, which include, but are not limited to, an issuer’s use of natural resources and its impact on the natural environment; the impacts of an issuer on human and social capital, including employee welfare, human rights, health and safety, and product quality; and how an issuer’s board of directors ensures accountability, fairness and transparency in the issuer’s relationship with its stakeholders. Matthews will also employ a screening process utilizing third party data to help it exclude investments in corporate issuers that have a material exposure to certain business activities. As an example, this screening process may use various thresholds based on the percentage of revenue derived from (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help Matthews exclude companies that are in direct conflict with the

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goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises.The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time. Once invested in a company, Matthews may engage with its portfolio companies on sustainability and governance matters through active dialogue, exercising shareholder rights and by encouraging enhanced ESG disclosure and implementation.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Foreign Investing Risk: Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) on smaller companies may be greater than that of larger or more established companies. The Fund may have more difficulty obtaining information about smaller companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND	15

securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. The value of securities of smaller companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Country Concentration Risk: The Fund may invest a significant portion of its total net assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China.
Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Risks Associated with Europe: The economies of countries in Europe are in different stages of economic development and are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There is uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting

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country and throughout Europe. In addition, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets. See “Risks Associated with Emerging and Frontier Markets” above. In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which has adversely affected and could continue to adversely affect European and global energy and financial markets, which in turn could affect the value of the Fund’s investments.
Risks Associated with Latin America: The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the Fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund’s investments. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact Fund performance.
ESG Investing Risk: Because the Fund may take into consideration the environmental, social and governance characteristics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG factors. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Industrial Sector Risk: As of December 31, 2022, 27% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND	17

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. Before April 30, 2021, the Fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from the performance shown for periods before that date. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (9/15/08 Investor) (4/30/13 Institutional)
Matthews Emerging Markets Small Companies Fund–Investor Class
Return before taxes	-16.84%	7.02%	6.93%	10.57%
Return after taxes on distributions[1]	-18.29%	5.36%	5.85%	9.62%
Return after taxes on distributions and sale of Fund shares[1]	-8.90%	5.18%	5.37%	8.82%
Matthews Emerging Markets Small Companies Fund–Institutional Class
Return before taxes	-16.66%	7.24%	n.a.	6.63%	[2]
MSCI Emerging Markets Small Cap Index
(reflects no deduction for fees, expenses or taxes)	-17.54%	1.49%	3.59%	6.12%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 9/15/08.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Vivek Tanneeru has been a Portfolio Manager of the Matthews Emerging Markets Small Companies Fund since 2020.
Co‑Manager: Jeremy Sutch, CFA, has been a Portfolio Manager of the Matthews Emerging Markets Small Companies Fund since 2021.
Co‑Manager: Alex Zarechnak has been a Portfolio Manager of the Matthews Emerging Markets Small Companies Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Manager is supported by and consults with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

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Matthews Asia Growth Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b-1) Fees		0.00%		0.00%
Other Expenses		0.46%		0.31%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.13%		0.98%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$115	$359	$622	$1,375

Institutional Class	$100	$312	$542	$1,201
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Asia Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. The Fund may also invest in convertible securities, of any duration or quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of Asian companies. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.

MATTHEWS ASIA GROWTH FUND	19

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included the MSCI All Country Asia Pacific Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

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Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds in higher-grade securities. These securities are also subject to greater liquidity risk than many other securities.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with Japan: The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy, and adverse economic conditions in the U.S. or other trade partners may affect Japan.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Health Care Sector Risk: As of December 31, 2022, 31% of the Fund’s assets were invested in the health care sector. Companies in the health care sector may be affected by various factors, including extensive government regulations, heavy dependence on patent protection, pricing pressure, increased cost of medical products and services, and product liability claims. Health care companies may be thinly capitalized and may be susceptible to product obsolescence.

MATTHEWS ASIA GROWTH FUND	21

Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

22	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (10/31/03 Investor) (10/29/10 Institutional)
Matthews Asia Growth Fund—Investor Class
Return before taxes	-33.12%	-2.41%	4.19%	6.76%
Return after taxes on distributions[1]	-33.54%	-3.13%	3.48%	6.19%
Return after taxes on distributions and sale of Fund shares[1]	-19.29%	-1.68%	3.36%	5.74%
Matthews Asia Growth Fund—Institutional Class
Return before taxes	-32.99%	-2.25%	4.38%	4.05%	[2]
MSCI All Country Asia Pacific Index
(reflects no deduction for fees, expenses or taxes)	-16.92%	0.47%	4.64%	5.97%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 10/31/03.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Taizo Ishida has been a Portfolio Manager of the Matthews Asia Growth Fund since 2007.
Co‑Manager: Michael J. Oh, CFA, has been a Portfolio Manager of the Matthews Asia Growth Fund since 2020.
Co‑Manager: Peeyush Mittal, CFA, has been a Portfolio Manager of the Matthews Asia Growth Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Manager is supported by and consults with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS ASIA GROWTH FUND	23

Matthews Pacific Tiger Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b-1) Fees		0.00%		0.00%
Other Expenses		0.43%		0.30%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.10%		0.97%
Fee Waiver and Expense Reimbursement[1]		(0.01%)		(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.09%		0.96%

1
Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2024 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the fee waiver for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$111	$349	$605	$1,339

Institutional Class	$98	$308	$535	$1,189
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

24	matthewsasia.com | 800.789.ASIA

Principal Investment Strategy
Under normal circumstances, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI All Country Asia ex Japan Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Matthews may also take into consideration environmental, social and governance (ESG) characteristics of companies in selecting portfolio investments as part of the investment proc-
ess for this Fund in an effort to reduce what it regards as the sustainability risks of its investments. Not all of the Fund’s investments will demonstrate those ESG characteristics, and there could be instances where Matthews is unable to assess the ESG characteristics of a company. Matthews’ investment process in this regard is carried out through a combination of exclusionary ESG screens and the use of both external and proprietary ESG data. Matthews uses various sources of information, including but not limited to third-party ESG rating firms and Matthews’ own analysis, in assessing a company’s ESG characteristics, which include, but are not limited to, an issuer’s use of natural resources and its impact on the natural environment; the impacts of an issuer on human and social capital, including employee welfare, human rights, health and safety, and product quality; and how an issuer’s board of directors ensures accountability, fairness and transparency in the issuer’s relationship with its stakeholders. Matthews will also employ a screening process utilizing third party data to help it exclude investments in corporate issuers that have a material exposure to certain business activities. As an example, this screening process may use various thresholds based on the percentage of revenue derived from (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help Matthews exclude companies that are in direct conflict with the goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises. The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time. Once invested in a company, Matthews may engage with its portfolio companies on sustainability and governance matters through active dialogue, exercising shareholder rights and by encouraging enhanced ESG disclosure and implementation.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-

MATTHEWS PACIFIC TIGER FUND	25

related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
ESG Investing Risk: Because the Fund may take into consideration the environmental, social and governance characteristics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to

26	matthewsasia.com | 800.789.ASIA

forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG factors. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Consumer Discretionary Sector Risk: As of December 31, 2022, 22% of the Fund’s assets were invested in the consumer dis-
cretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

–	Information Technology Sector Risk: As of December 31, 2022, 20% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

MATTHEWS PACIFIC TIGER FUND	27

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (9/12/94 Investor) (10/29/10 Institutional)
Matthews Pacific Tiger Fund—Investor Class
Return before taxes	-20.73%	-0.80%	4.38%	7.46%
Return after taxes on distributions[1]	-22.08%	-2.60%	2.95%	6.45%
Return after taxes on distributions and sale of Fund shares[1]	-11.09%	-0.36%	3.54%	6.34%
Matthews Pacific Tiger Fund—Institutional Class
Return before taxes	-20.62%	-0.65%	4.54%	4.40%	[2]
MSCI All Country Asia ex Japan Index
(reflects no deduction for fees, expenses or taxes)	-19.36%	-0.34%	3.87%	4.05%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 8/31/94.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Sharat Shroff, CFA, has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2008.
Lead Manager: Inbok Song has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2019.
Co‑Manager: Winnie Chwang has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2021.
Co‑Manager: Andrew Mattock has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2022.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Managers are supported by and consult with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

28	matthewsasia.com | 800.789.ASIA

Matthews Asia Innovators Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b-1) Fees		0.00%		0.00%
Other Expenses		0.51%		0.37%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.18%		1.04%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$120	$375	$649	$1,432

Institutional Class	$106	$331	$574	$1,271
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Asia Innovators Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia ex Japan consists of all countries and markets in Asia excluding Japan, but including other developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.

MATTHEWS ASIA INNOVATORS FUND	29

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI All Country Asia ex Japan Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
It is important to note that there are no universally agreed upon objective standards for assessing innovators. Innovative companies can be both old and new companies. Innovative companies can exist in any industries, old and new, and in any countries, emerging or developed. Companies perceived as innovators in one country or one industry might not be perceived as innovators in another country or another industry. For these reasons, the term innovators may be aspirational and tend to be stated broadly and applied flexibly.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. The Fund may invest in companies of any size, including smaller size companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector. The implementation of the Fund’s principal investment strategies may also result in high portfolio turnover rates.
The Fund has a fundamental policy to invest at least 25% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services, which Matthews considers to be the following, among others: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks due to, among other factors, different

30	matthewsasia.com | 800.789.ASIA

accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Risks Associated with Investing in Innovative Companies: The standards for assessing innovative companies tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The definition of innovators can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors.
High Portfolio Turnover Risk: The Fund’s principal investment strategies may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate higher taxable gains for shareholders of the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Science and Technology Companies Risk: As a fund that invests in science and technology companies, the Fund is subject to the risks associated with these industries. This makes the Fund more vulnerable to the price changes of securities issuers in science- and technology-related industries and to factors that affect these industries, relative to a broadly diversified fund. Certain science- and technology-related companies may face special risks because their products or services may not prove to be commercially successful. Many science and technology companies have limited operating histories and experience in managing adverse market conditions, and are also strongly affected by worldwide scientific or technological developments and global demand cycles. As a result, their products may rapidly become obsolete, which could cause a dramatic decrease in the value of their stock. Such companies are also often subject to governmental regulation and may therefore be adversely affected by changes in governmental policies. The possible loss or impairment of intellectual property rights may also negatively impact science and technology companies.
Concentration Risk: By focusing on a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely

MATTHEWS ASIA INNOVATORS FUND	31

impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Consumer Discretionary Sector Risk: As of December 31, 2022, 35% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

32	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (12/27/99 Investor) (4/30/13 Institutional)
Matthews Asia Innovators Fund–Investor Class
Return before taxes	-24.80%	5.17%	10.72%	4.47%
Return after taxes on distributions[1]	-28.43%	2.79%	8.62%	3.53%
Return after taxes on distributions and sale of Fund shares[1]	-11.88%	4.12%	8.67%	3.58%
Matthews Asia Innovators Fund–Institutional Class
Return before taxes	-24.73%	5.33%	n.a.	10.35%	[2]
MSCI All Country Asia ex Japan Index
(reflects no deduction for fees, expenses or taxes)	-19.36%	-0.34%	3.87%	5.41%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 12/31/99.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Michael J. Oh, CFA, has been a Portfolio Manager of the Matthews Asia Innovators Fund since 2006.
Co‑Manager: Taizo Ishida has been a Portfolio Manager of the Matthews Asia Innovators Fund since 2022.
Co‑Manager: Inbok Song has been a Portfolio Manager of the Matthews Asia Innovators Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Manager is supported by and consults with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS ASIA INNOVATORS FUND	33

Matthews China Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b-1) Fees		0.00%		0.00%
Other Expenses		0.45%		0.31%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.12%		0.98%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$114	$356	$617	$1,363

Institutional Class	$100	$312	$542	$1,201
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is

34	matthewsasia.com | 800.789.ASIA

otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI China Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Matthews may also take into consideration environmental, social and governance (ESG) characteristics of companies in selecting portfolio investments as part of the investment process for this Fund in an effort to reduce what it regards as the sustainability risks of its investments. Not all of the Fund’s investments will demonstrate those ESG characteristics, and there could be instances where Matthews is unable to assess the ESG characteristics of a company. Matthews’ investment process in this regard is carried out through a combination of exclusionary ESG screens and the use of both external and proprietary ESG data. Matthews uses various sources of information, including but not limited to third-party ESG rating firms and Matthews’ own analysis, in assessing a company’s ESG characteristics, which include, but are not limited to, an issuer’s use of natural resources and its impact on the natural environment; the impacts of an issuer on human and social capital, including employee welfare, human rights, health and safety, and product quality; and how an issuer’s board of directors ensures accountability, fairness and transparency in the issuer’s relationship with its stakeholders. Matthews will also employ a screening process utilizing third party data to help it exclude investments in corporate issuers that have a material exposure to certain business activities. As an example, this screening process may use various thresholds based on the percentage of revenue derived from (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help Matthews exclude companies that are in direct conflict with the goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises. The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time. Once invested in a company, Matthews may engage with its portfolio companies on sustainability and governance matters through active dialogue, exercising shareholder rights and by encouraging enhanced ESG disclosure and implementation.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in

MATTHEWS CHINA FUND	35

many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency- denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, deposi-
tary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
ESG Investing Risk: Because the Fund may take into consideration the environmental, social and governance characteristics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG factors. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Consumer Discretionary Sector Risk: As of December 31, 2022, 38% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

36	matthewsasia.com | 800.789.ASIA

Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s abil-
ity to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

MATTHEWS CHINA FUND	37

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of the MSCI China Index, its primary benchmark index, and the MSCI China All Shares Index, its secondary benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (2/19/98 Investor) (10/29/10 Institutional)
Matthews China Fund–Investor Class
Return before taxes	-24.40%	0.07%	4.72%	8.45%
Return after taxes on distributions[1]	-25.62%	-1.98%	2.40%	6.92%
Return after taxes on distributions and sale of Fund shares[1]	-13.52%	0.00%	3.35%	6.98%
Matthews China Fund–Institutional Class
Return before taxes	-24.31%	0.23%	4.88%	3.07%	[2]
MSCI China Index
(reflects no deduction for fees, expenses or taxes)	-21.80%	-4.40%	2.62%	3.25%	[3]
MSCI China All Shares Index
(reflects no deduction for fees, expenses or taxes)	-23.47%	-2.61%	n.a.	n.a.	[4]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 2/28/98.

4	Index performance data prior to 11/25/08 is not available.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Andrew Mattock, CFA, has been a Portfolio Manager of the Matthews China Fund since 2015.
Co‑Manager: Winnie Chwang has been a Portfolio Manager of the Matthews China Fund since 2014.
Co‑Manager: Sherwood Zhang, CFA, has been a Portfolio Manager of the Matthews China Fund since 2022.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Manager is supported by and consults with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

38	matthewsasia.com | 800.789.ASIA

Matthews China Small Companies Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		1.00%		1.00%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses		0.55%		0.38%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.55%		1.38%
Fee Waiver and Expense Reimbursement[1]		(0.14%)		(0.18%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.41%		1.20%

1
Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b‑1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20%, first by waiving class specific expenses (e.g., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non‑class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2024 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$144	$476	$831	$1.834

Institutional Class	$122	$419	$738	$1,642
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the

MATTHEWS CHINA SMALL COMPANIES FUND	39

example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews China Small Companies Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies (defined below) located in China. China includes its administrative and other districts, such as Hong Kong. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI China Small Cap Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in smaller companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews generally determines whether a company should be considered to be a small company based on its market capitalization (the number of the company’s shares outstanding times the market price per share for such securities). Under normal circumstances, the Fund invests at least 80% of its net assets in any company that has a market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark index (each, a “Small Company” and together, “Small Companies”). The largest company in the Fund’s primary benchmark, the MSCI China Small Cap Index, had a market capitalization of $4.63 billion on December 31, 2022. Companies in which the Fund invests typically operate in growth industries and possess the potential to expand their scope of business over time. A company may grow to a market capitalization that is higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark after the Fund has purchased its securities; nevertheless, the existing holdings of securities of such a company will continue to be considered a Small Company. If additional purchases of a security are made, all holdings (including prior purchases) of that security will be re‑classified with respect to its market capitalization at the time of the last purchase. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less

40	matthewsasia.com | 800.789.ASIA

publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) on smaller companies may be greater than on larger or more established companies. The Fund may have more difficulty obtaining information about smaller companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. The value of securities of smaller companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in
Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

MATTHEWS CHINA SMALL COMPANIES FUND	41

–	Industrial Sector Risk: As of December 31, 2022, 28% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

42	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for each full calendar year since its inception and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (5/31/11 Investor) (11/30/17 Institutional)
Matthews China Small Companies Fund–Investor Class
Return before taxes	-31.26%	6.16%	10.14%	6.38%
Return after taxes on distributions[1]	-31.65%	3.66%	8.22%	4.77%
Return after taxes on distributions and sale of Fund shares[1]	-18.42%	4.47%	7.89%	4.78%
Matthews China Small Companies Fund–Institutional Class
Return before taxes	-31.08%	6.40%	n.a.	7.56%	[2]
MSCI China Small Cap Index
(reflects no deduction for fees, expenses or taxes)	-24.77%	‑5.10%	1.00%	‑1.07%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 5/31/11.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Winnie Chwang has been a Portfolio Manager of the Matthews China Small Companies Fund since 2020.
Lead Manager: Andrew Mattock, CFA, has been a Portfolio Manager of the Matthews China Small Companies Fund since 2020.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS CHINA SMALL COMPANIES FUND	43

Matthews India Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses		0.48%		0.34%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.15%		1.01%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$117	$365	$633	$1,398

Institutional Class	$103	$322	$558	$1,236
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews India Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities, of any duration or quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of companies located in India. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets

44	matthewsasia.com | 800.789.ASIA

for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50 % of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the S&P Bombay Stock Exchange 100 Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. While the Fund may invest in companies across the market capitalization spectrum, it has in the past invested, and may continue to invest, a substantial portion of Fund assets in smaller companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-
related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, India may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an

MATTHEWS INDIA FUND	45

ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities. These securities are also subject to greater liquidity risk than many other securities.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Financial Sector Risk: As of December 31, 2022, 41% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

46	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of the S&P Bombay Stock Exchange 100 Index, its primary benchmark index, and the MSCI India Index, its secondary benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (10/31/05 Investor) (10/29/10 Institutional)
Matthews India Fund-Investor Class
Return before taxes	-9.92%	2.00%	8.70%	9.57%
Return after taxes on distributions[1]	-12.70%	‑0.45%	7.22%	8.53%
Return after taxes on distributions and sale of Fund shares[1]	-3.79%	1.40%	7.00%	8.09%
Matthews India Fund–Institutional Class
Return before taxes	-9.83%	2.15%	8.88%	5.52%	[2]
S&P Bombay Stock Exchange 100 Index
(reflects no deduction for fees, expenses or taxes)	‑4.53%	6.60%	8.88%	10.13%	[3]
MSCI India Index
(reflects no deduction for fees, expenses or taxes)	2.96%	11.90%	12.07%	13.04%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 10/31/05.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Peeyush Mittal, CFA, has been a Portfolio Manager of the Matthews India Fund since 2018.
Co‑Manager: Sharat Shroff, CFA, has been a Portfolio Manager of the Matthews India Fund since 2006.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Manager is supported by and consults with the Co‑Manager.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS INDIA FUND	47

Matthews Japan Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b-1) Fees		0.00%		0.00%
Other Expenses		0.38%		0.30%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.05%		0.97%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$107	$334	$579	$1,283

Institutional Class	$99	$309	$536	$1,190
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or

48	matthewsasia.com | 800.789.ASIA

is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Japan Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. The Fund may invest in companies of any market capitalization. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Matthews may also take into consideration environmental, social and governance (ESG) characteristics of companies in selecting portfolio investments as part of the investment process for this Fund in an effort to reduce what it regards as the sustainability risks of its investments. Not all of the Fund’s investments will demonstrate those ESG characteristics, and there could be instances where Matthews is unable to assess the ESG characteristics of a company. Matthews’ investment process in this regard is carried out through a combination of exclusionary ESG screens and the use of both external and proprietary ESG data. Matthews uses various sources of information, including but not limited to third-party ESG rating firms and Matthews’ own analysis, in assessing a company’s ESG characteristics, which include, but are not limited to, an issuer’s use of natural resources and its impact on the natural environment; the impacts of an issuer on human and social capital, including employee welfare, human rights, health and safety, and product quality; and how an issuer’s board of directors ensures accountability, fairness and transparency in the issuer’s relationship with its stakeholders. Matthews will also employ a screening process utilizing third party data to help it exclude investments in corporate issuers that have a material exposure to certain business activities. As an example, this screening process may use various thresholds based on the percentage of revenue derived from (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help
Matthews exclude companies that are in direct conflict with the goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises. The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time. Once invested in a company, Matthews may engage with its portfolio companies on sustainability and governance matters through active dialogue, exercising shareholder rights and by encouraging enhanced ESG disclosure and implementation.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time.
Risks Associated with Japan: The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy and adverse economic conditions in the U.S. or other trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast

MATTHEWS JAPAN FUND	49

Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events). Other factors, such as the occurrence of natural disasters and relations with neighboring countries (including China, South Korea, North Korea and Russia), may also negatively impact the Japanese economy.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
ESG Investing Risk: Because the Fund may take into consideration the environmental, social and governance character-
istics of portfolio companies in which it may invest, the Fund may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of ESG characteristics in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize these considerations. Consideration of ESG characteristics is qualitative and subjective by nature, and there is no guarantee that the criteria used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more ESG and sustainability factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG factors. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Industrial Sector Risk: As of December 31, 2022, 21% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

50	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (12/31/98 Investor) (10/29/10 Institutional)
Matthews Japan Fund-Investor Class
Return before taxes	-27.85%	-1.56%	6.90%	5.05%
Return after taxes on distributions[1]	-28.97%	-3.30%	5.79%	4.23%
Return after taxes on distributions and sale of Fund shares[1]	-15.64%	-0.82%	5.81%	4.16%
Matthews Japan Fund–Institutional Class
Return before taxes	-27.84%	-1.50%	6.99%	6.65%	[2]
MSCI Japan Index
(reflects no deduction for fees, expenses or taxes)	-16.31%	0.60%	5.90%	3.24%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 12/31/98.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Taizo Ishida has been a Portfolio Manager of the Matthews Japan Fund since 2006.
Lead Manager: Shuntaro Takeuchi has been a Portfolio Manager of the Matthews Japan Fund since 2019.
Co‑Manager: Donghoon Han has been a Portfolio Manager of the Matthews Japan Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Managers are supported by and consult with the Co‑Manager.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS JAPAN FUND	51

* The Matthews Korea Fund is expected to be reorganized into the Matthews Korea Active ETF on or around July 14, 2023.
Matthews Korea Fund*
FUND SUMMARY

Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses		0.55%		0.41%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.22%		1.08%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$124	$387	$670	$1,477

Institutional Class	$110	$343	$595	$1,317
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Korea Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of

52	matthewsasia.com | 800.789.ASIA

business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the Korea Composite Stock Price Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-
related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, South Korea may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with South Korea: Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea, and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds

MATTHEWS KOREA FUND	53

and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Information Technology Sector Risk: As of December 31, 2022, 44% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

54	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of the Korea Composite Stock Price Index, its primary benchmark index, and the MSCI Korea Index, its secondary benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (1/3/95 Investor) (10/29/10 Institutional)
Matthews Korea Fund – Investor Class
Return before taxes	-25.42%	-3.31%	3.65%	5.17%
Return after taxes on distributions[1]	-27.22%	-5.01%	2.03%	3.23%
Return after taxes on distributions and sale of Fund shares[1]	-13.72%	-2.31%	2.98%	3.60%
Matthews Korea Fund–Institutional Class
Return before taxes	-25.39%	-3.22%	3.76%	5.09%	[2]
Korea Composite Stock Price Index[3]
(reflects no deduction for fees, expenses or taxes)	-28.64%	-3.36%	1.16%	2.73%	[4]
MSCI Korea Index
(reflects no deduction for fees, expenses or taxes)	-24.66%	0.13%	3.48%	6.71%	[4]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends.

4	Calculated from 1/3/95.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Michael J. Oh, CFA, has been a Portfolio Manager of the Matthews Korea Fund since 2007.
Lead Manager: Elli Lee has been a Portfolio Manager of the Matthews Korea Fund since 2019.
Co‑Manager: Sojung Park has been a Portfolio Manager of the Matthews Korea Fund since 2022.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Managers are supported by and consult with the Co‑Manager.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS KOREA FUND	55

Matthews Asian Growth and Income Fund
FUND SUMMARY

Investment Objective
Long-term capital appreciation. The Fund also seeks to provide some current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses		0.46%		0.34%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.13%		1.01%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$115	$359	$622	$1,375

Institutional Class	$103	$322	$558	$1,236
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities (also known as “junk bonds”), of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.

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A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI All Country Asia ex Japan Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund attempts to offer investors a relatively stable means of participating in a portion of the Asian region’s growth prospects, while providing some downside protection, in comparison to a portfolio that invests purely in common stocks. The strategy of owning convertible bonds and dividend-paying equities is designed to help the Fund to meet its investment objective while helping to reduce the volatility of its portfolio. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many
Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U. S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount

MATTHEWS ASIAN GROWTH AND INCOME FUND	57

(or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities. These securities are also subject to greater liquidity risk than many other securities.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Dividend-Paying Securities Risk: The Fund may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. The prices of dividend-paying equity securities (and particularly of those issued by Asian companies) can be highly volatile. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Credit Risk: Credit risk refers to the risk that an issuer may default in the payment of principal and/or interest on an instrument.
Interest Rate Risk: Fixed-income securities may decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise.
High Yield Securities Risk: High yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities typically entail greater potential price volatility and are considered predominantly speculative. Issuers of high yield securities may also be more susceptible to adverse economic and competitive industry conditions than those of higher-rated securities.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.

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Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Information Technology Sector Risk: As of December 31, 2022, 21% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

MATTHEWS ASIAN GROWTH AND INCOME FUND	59

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (9/12/94 Investor) (10/29/10 Institutional)
Matthews Asian Growth and Income Fund – Investor Class
Return before taxes	-18.43%	-0.23%	1.96%	7.76%
Return after taxes on distributions[1]	-19.29%	-1.72%	0.51%	5.90%
Return after taxes on distributions and sale of Fund shares[1]	-10.20%	-0.12%	1.43%	5.99%
Matthews Asian Growth and Income Fund–Institutional Class
Return before taxes	-18.31%	-0.08%	2.11%	3.02%	[2]
MSCI All Country Asia ex Japan Index
(reflects no deduction for fees, expenses or taxes)	-19.36%	-0.34%	3.87%	4.05%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 8/31/94.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Robert Horrocks, PhD, is Chief Investment Officer at Matthews and has been a Portfolio Manager of the Matthews Asian Growth and Income Fund since 2009.
Lead Manager: Kenneth Lowe, CFA, has been a Portfolio Manager of the Matthews Asian Growth and Income Fund since 2011.
Co‑Manager: Siddharth Bhargava has been a Portfolio Manager of the Matthews Asian Growth and Income Fund since 2021.
Co‑Manager: Elli Lee has been a Portfolio Manager of the Matthews Asian Growth and Income Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Managers are supported by and consult with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

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Matthews Asia Dividend Fund
FUND SUMMARY

Investment Objective
Total return with an emphasis on providing current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses		0.43%		0.32%
Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.10%		0.99%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the fee waiver for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$112	$350	$606	$1,340

Institutional Class	$101	$315	$547	$1,213
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Asia Dividend Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. The Fund may also invest in convertible debt and equity securities of any maturity and quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as

MATTHEWS ASIA DIVIDEND FUND	61

Sri Lanka and Vietnam. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI All Country Asia Pacific Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to provide a level of current income that is higher than the yield generally available in Asian equity markets over the long term. The Fund intends to distribute its realized income, if any, regularly (typically quarterly in March, June, September and December). There is no guarantee that the Fund will be able to distribute its realized income, if any, regularly. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
The Fund’s objective is total return with an emphasis on providing current income. Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods. Because of this objective, under normal circumstances, the Fund primarily invests in companies that exhibit attractive dividend yields and the propensity (in Matthews’ judgment) to pay increasing dividends. Matthews believes that in addition to providing current income, growing dividend payments by portfolio companies are an important component supporting capital appreciation. Matthews expects that such companies typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities

62	matthewsasia.com | 800.789.ASIA

markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Dividend-Paying Securities Risk: The Fund will invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. The prices of dividend-paying equity securities (and particularly of those issued by Asian companies) can be highly volatile. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities. These securities are also subject to greater liquidity risk than many other types of securities.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks Associated with Japan: The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy, and adverse economic conditions in the U.S. or other trade partners may affect Japan.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or

MATTHEWS ASIA DIVIDEND FUND	63

financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Consumer Discretionary Risk: As of December 31, 2022, 31% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

64	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (10/31/06 Investor) (10/29/10 Institutional)
Matthews Asia Dividend Fund – Investor Class
Return before taxes	-29.57%	-2.71%	3.48%	6.18%
Return after taxes on distributions[1]	-29.58%	-3.85%	2.47%	5.18%
Return after taxes on distributions and sale of Fund shares[1]	-17.28%	-1.79%	2.86%	5.08%
Matthews Asia Dividend Fund–Institutional Class
Return before taxes	-29.55%	-2.62%	3.60%	3.97%	[2]
MSCI All Country Asia Pacific Index
(reflects no deduction for fees, expenses or taxes)	-16.92%	0.47%	4.64%	3.72%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 10/31/06.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Robert Horrocks, PhD, is Chief Investment Officer at Matthews and has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2013.
Lead Manager: Kenneth Lowe, CFA, has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2022.
Co‑Manager: Siddharth Bhargava has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2022.
Co‑Manager: Ellie Lee has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2022.
Co‑Manager: Winnie Chwang has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Managers are supported by and consult with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS ASIA DIVIDEND FUND	65

Matthews China Dividend Fund
FUND SUMMARY

Investment Objective
Total return with an emphasis on providing current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
SHAREHOLDER FEES
(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.67%		0.67%
Distribution (12b‑1) Fees		0.00%		0.00%
Other Expenses		0.53%		0.39%

Administration and Shareholder Servicing Fees	0.16%		0.16%
Total Annual Fund Operating Expenses		1.20%		1.06%
EXAMPLE OF FUND EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$122	$381	$660	$1,455

Institutional Class	$108	$337	$585	$1,294
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews China Dividend Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. The Fund may also invest in convertible debt and equity securities of any maturity and quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of companies located in China. China also includes its administrative and other districts, such as Hong Kong. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company

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or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI China Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to provide a level of current income that is higher than the yield generally available in Chinese equity markets over the long term. The Fund intends to distribute its realized income, if any, regularly (typically semi-annually in June and December). There is no guarantee that the Fund will be able to distribute its realized income, if any, regularly. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
The Fund’s objective is total return with an emphasis on providing current income. Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods. Because of this objective, under normal circumstances, the Fund primarily invests in companies that exhibit attractive dividend yields and the propensity (in Matthews’ judgment) to pay increasing dividends. Matthews believes that in addition to providing current income, growing dividend payments by portfolio companies are an important component supporting capital appreciation. Matthews expects that such companies typically will be of small or medium size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Dividend-Paying Securities Risk: The Fund will invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. The prices of dividend-paying equity securities (and particularly of those issued by Asian companies) can be highly volatile. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes.
The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

MATTHEWS CHINA DIVIDEND FUND	67

Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity, as well as other factors, may result in changes in the prices of securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities. These securities are also subject to greater liquidity risk than many other types of securities.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium‑Size Companies: Medium‑size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Consumer Discretionary Risk: As of December 31, 2022, 30% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

68	matthewsasia.com | 800.789.ASIA

Past Performance
The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month‑end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).
INVESTOR CLASS:
ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2022

	1 year	5 years	10 years	Since Inception (11/30/09 Investor) (10/29/10 Institutional)
Matthews China Dividend Fund—Investor Class
Return before taxes	-16.75%	1.27%	6.87%	7.73%
Return after taxes on distributions[1]	-17.77%	-0.19%	5.33%	6.34%
Return after taxes on distributions and sale of Fund shares[1]	-9.14%	0.92%	5.23%	6.05%
Matthews China Dividend Fund—Institutional Class
Return before taxes	-16.59%	1.42%	7.05%	6.90%	[2]
MSCI China Index
(reflects no deduction for fees, expenses or taxes)	-21.80%	-4.40%	2.62%	2.45%	[3]

1
After‑tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

2
Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

3	Calculated from 11/30/09.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Managers
Lead Manager: Sherwood Zhang, CFA, has been a Portfolio Manager of the Matthews China Dividend Fund since 2014.
Lead Manager: Winnie Chwang has been a Portfolio Manager of the Matthews China Dividend Fund since 2022.
Co‑Manager: Ellie Lee has been a Portfolio Manager of the Matthews China Dividend Fund since 2022.
Co-Manager: Andrew Mattock, CFA, has been a Portfolio Manager of the Matthews China Dividend Fund since 2022.
The Portfolio Managers are primarily responsible for the Fund’s day‑to‑day investment management decisions. The Lead Managers are supported by and consult with the Co‑Managers.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 70.

MATTHEWS CHINA DIVIDEND FUND	69

Important Information
Purchase and Sale of Fund Shares
You may purchase and sell Fund shares directly through the Funds’ transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub‑agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Funds are shown below.
INVESTOR CLASS SHARES

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Non‑retirement	$2,500	$100
Retirement and Coverdell	$500	$50
INSTITUTIONAL CLASS SHARES

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
All accounts	$100,000	$100
Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.
The minimum investment requirements for both the Investor and Institutional Classes do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.
Tax Information
The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax‑deferred arrangements may be taxed later upon withdrawal from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for certain activities related to the sale or promotion of Fund shares. Matthews makes these payments from its own resources and not from the assets of the Funds. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the applicable Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.
Matthews Emerging Markets Equity Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,		Period Ended Dec. 31, 2020[1]
INVESTOR CLASS	2022	2021
Net Asset Value, beginning of period	$14.34	$15.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.20	0.19	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(3.20)	(0.31)	6.08
Total from investment operations	(3.00)	(0.12)	6.12
Less distributions from:
Net investment income	(0.20)	(0.18)	—
Net realized gains on investments	—	(1.12)	(0.36)
Total distributions	(0.20)	(1.30)	(0.36)
Net Asset Value, end of period	$11.14	$14.34	$15.76
Total return*	(20.94%)	(0.60%)	61.23%	[3]

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$10,111	$13,317	$9,851
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.58%	1.52%	2.76%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.08%	1.13%	1.08%	[4]
Ratio of net investment income (loss) to average net assets	1.46%	1.15%	0.45%	[4]
Portfolio turnover[5]	63.08%	88.45%	62.30%	[3]
1 Commenced operations on April 30, 2020.
2 Calculated using the average daily shares method.
3 Not annualized.
4 Annualized.
5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

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Matthews Emerging Markets Equity Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,		Period Ended Dec. 31, 2020[1]
INSTITUTIONAL CLASS	2022	2021
Net Asset Value, beginning of period	$14.34	$15.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.23	0.22	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(3.21)	(0.31)	6.11
Total from investment operations	(2.98)	(0.09)	6.15
Less distributions from:
Net investment income	(0.23)	(0.22)	(0.02)
Net realized gains on investments	—	(1.12)	(0.36)
Total distributions	(0.23)	(1.34)	(0.38)
Net Asset Value, end of period	$11.13	$14.34	$15.77
Total return*	(20.81%)	(0.43%)	61.55%	[3]

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$23,353	$36,240	$34,941
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%	1.38%	2.65%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	1.70%	1.33%	0.44%	[4]
Portfolio turnover[5]	63.08%	88.45%	62.30%	[3]
1 Commenced operations on April 30, 2020.
2 Calculated using the average daily shares method.
3 Not annualized.
4 Annualized.
5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	73

Matthews Emerging Markets Sustainable Future Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$15.37	$14.94	$11.08	$9.98	$11.56
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.07)	(0.01)	0.04	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(2.14)	1.85	4.72	1.21	(1.16)
Total from investment operations	(2.19)	1.78	4.71	1.25	(1.13)
Less distributions from:
Net investment income	(0.04)	—	(0.01)	(0.03)	(0.02)
Net realized gains on investments	(0.63)	(1.35)	(0.84)	(0.12)	(0.43)
Total distributions	(0.67)	(1.35)	(0.85)	(0.15)	(0.45)
Net Asset Value, end of year	$12.51	$15.37	$14.94	$11.08	$9.98
Total return*	(14.38%)	11.76%	42.87%	12.55%	(9.73%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$,32,249	$39,612	$37,385	$19,291	$9,283
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%	1.20%	1.42%	1.54%	2.20%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.30%	1.40%	1.38%	1.42%	1.50%
Ratio of net investment income (loss) to average net assets	(0.41%)	(0.41%)	(0.08%)	0.41%	0.27%
Portfolio turnover[2]	31.53%	65.56%	84.60%	29.67%	22.93%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

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Matthews Emerging Markets Sustainable Future Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$15.38	$14.92	$11.06	$9.96	$11.50
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.04)	0.01	0.06	0.06
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(2.14)	1.85	4.72	1.21	(1.16)
Total from investment operations	(2.18)	1.81	4.73	1.27	(1.10)
Less distributions from:
Net investment income	(0.06)	—	(0.03)	(0.05)	(0.01)
Net realized gains on investments	(0.63)	(1.35)	(0.84)	(0.12)	(0.43)
Total distributions	(0.69)	(1.35)	(0.87)	(0.17)	(0.44)
Net Asset Value, end of year	$12.51	$15.38	$14.92	$11.06	$9.96
Total return*	(14.32%)	11.98%	43.13%	12.74%	(9.52%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$140,059	$87,241	$50,642	$36,008	$23,249
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.11%	1.07%	1.29%	1.41%	2.01%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.17%	1.20%	1.20%	1.24%	1.25%
Ratio of net investment income (loss) to average net assets	(0.29%)	(0.25%)	0.09%	0.54%	0.55%
Portfolio turnover[2]	31.53%	65.56%	84.60%	29.67%	22.93%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	75

Matthews Emerging Markets Small Companies Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019		2018
Net Asset Value, beginning of year	$29.92	$25.93	$18.10	$15.50		$22.89
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.17)	(0.02)	0.12		0.12
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(4.92)	5.90	7.92	2.57		(4.20)
Total from investment operations	(4.98)	5.73	7.90	2.69		(4.08)
Less distributions from:
Net investment income	(0.09)	—	(0.05)	(0.09)		(0.08)
Net realized gains on investments	(1.77)	(1.74)	(0.02)	—		(3.23)
Total distributions	(1.86)	(1.74)	(0.07)	(0.09)		(3.31)
Paid‑in capital from redemption fees	—	—	—	—	[2]	—	[3]
Net Asset Value, end of year	$23.08	$29.92	$25.93	$18.10		$15.50
Total return*	(16.84%)	22.14%	43.68%	17.38%		(18.05%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$141,254	$176,723	$99,573	$96,229		$111,456
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.49%	1.51%	1.57%	1.60%		1.51%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.37%	1.36%	1.39%	1.45%		1.46%
Ratio of net investment income (loss) to average net assets	(0.24%)	(0.55%)	(0.11%)	0.72%		0.53%
Portfolio turnover[4]	27.85%	50.82%	111.87%	59.10%		69.79%
1 Calculated using the average daily shares method.
2 The Fund charged redemption fees through October 31, 2019.
3 Less than $0.01 per share.
4 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of shares issued.

76	matthewsasia.com | 800.789.ASIA

Matthews Emerging Markets Small Companies Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022		2021	2020	2019		2018
Net Asset Value, beginning of year	$29.87		$25.87	$18.06	$15.46		$22.86
Income (loss) from investment operations:
Net investment income (loss)[1]	—	[3]	(0.10)	0.01	0.15		0.16
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(4.92)		5.88	7.91	2.58		(4.19)
Total from investment operations	(4.92)		5.78	7.92	2.73		(4.03)
Less distributions from:
Net investment income	(0.14)		(0.04)	(0.09)	(0.13)		(0.14)
Net realized gains on investments	(1.77)		(1.74)	(0.02)	—		(3.23)
Total distributions	(1.91)		(1.78)	(0.11)	(0.13)		(3.37)
Paid‑in capital from redemption fees	—		—	—	—	[2]	—	[3]
Net Asset Value, end of year	$23.04		$29.87	$25.87	$18.06		$15.46
Total return*	(16.66%)		22.39%	43.90%	17.65%		(17.86%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$228,194		$221,286	$107,569	$85,006		$74,935
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.37%		1.38%	1.47%	1.46%		1.37%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%		1.16%	1.20%	1.24%		1.25%
Ratio of net investment income (loss) to average net assets	(0.01%)		(0.34%)	0.08%	0.85%		0.73%
Portfolio turnover[4]	27.85%		50.82%	111.87%	59.10%		69.79%
1 Calculated using the average daily shares method.
2 The Fund charged redemption fees through October 31, 2019.
3 Less than $0.01 per share.
4 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	77

Matthews Asia Growth Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$31.99	$39.44	$28.10	$22.49	$27.25
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.24)	(0.11)	(0.03)	—	[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(10.49)	(5.56)	13.16	5.91	(4.41)
Total from investment operations	(10.57)	(5.80)	13.05	5.88	(4.41)
Less distributions from:
Net investment income	—	—	(0.15)	—	(0.03)
Net realized gains on investments	(0.58)	(1.65)	(1.56)	(0.27)	(0.32)
Total distributions	(0.58)	(1.65)	(1.71)	(0.27)	(0.35)
Net Asset Value, end of year	$20.84	$31.99	$39.44	$28.10	$22.49
Total return*	(33.12%)	(14.65%)	46.76%	26.18%	(16.25%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$225,923	$568,001	$784,085	$504,538	$463,600
Ratio of expenses to average net assets	1.13%	1.07%	1.08%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	(0.32%)	(0.62%)	(0.35%)	(0.14%)	—%	[3]
Portfolio turnover[4]	47.48%	42.37%	42.78%	38.05%	12.12%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 Less than 0.01%.
4 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

78	matthewsasia.com | 800.789.ASIA

Matthews Asia Growth Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019		2018
Net Asset Value, beginning of year	$32.33	$39.82	$28.34	$22.65		$27.45
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.19)	(0.07)	—	[2]	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(10.60)	(5.63)	13.30	5.96		(4.45)
Total from investment operations	(10.64)	(5.82)	13.23	5.96		(4.40)
Less distributions from:
Net investment income	—	(0.02)	(0.19)	—		(0.08)
Net realized gains on investments	(0.58)	(1.65)	(1.56)	(0.27)		(0.32)
Total distributions	(0.58)	(1.67)	(1.75)	(0.27)		(0.40)
Net Asset Value, end of year	$21.11	$32.33	$39.82	$28.34		$22.65
Total return*	(32.99%)	(14.55%)	47.01%	26.34%		(16.10%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$406,155	$1,186,769	$1,269,702	$698,797		$466,733
Ratio of expenses to average net assets	0.98%	0.92%	0.95%	0.94%		0.93%
Ratio of net investment income (loss) to average net assets	(0.15%)	(0.47%)	(0.23%)	—%	[3]	0.17%
Portfolio turnover[4]	47.48%	42.37%	42.78%	38.05%		12.12%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 Less than 0.01%.
4 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	79

Matthews Pacific Tiger Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019		2018
Net Asset Value, beginning of year	$27.54	$34.94	$28.74	$26.86		$31.66
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.06	0.10	0.19		0.24
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(5.75)	(1.60)	8.10	2.68		(3.75)
Total from investment operations	(5.66)	(1.54)	8.20	2.87		(3.51)
Less distributions from:
Net investment income	—	—	(0.08)	(0.15)		(0.21)
Net realized gains on investments	(1.72)	(5.86)	(1.92)	(0.84)		(1.08)
Total distributions	(1.72)	(5.86)	(2.00)	(0.99)		(1.29)
Paid‑in capital from redemption fees	—	—	—	—	[2]	—
Net Asset Value, end of year	$20.16	$27.54	$34.94	$28.74		$26.86
Total return*	(20.73%)	(4.41%)	28.83%	10.72%		(11.11%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$1,081,347	$1,835,266	$2,585,654	$2,536,844		$2,618,155
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.10%	1.06%	1.08%	1.08%		1.07%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.09%	1.03%	1.06%	1.05%		1.04%
Ratio of net investment income (loss) to average net assets	0.37%	0.17%	0.35%	0.66%		0.79%
Portfolio turnover[3]	5.61%	46.64%	38.11%	17.08%		11.48%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

80	matthewsasia.com | 800.789.ASIA

Matthews Pacific Tiger Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019		2018
Net Asset Value, beginning of year	$27,50	$34.90	$28.71	$26.83		$31.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.11	0.13	0.23		0.28
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(5.73)	(1.60)	8.11	2.68		(3.74)
Total from investment operations	(5.62)	(1.49)	8.24	2.91		(3.46)
Less distributions from:
Net investment income	—	(0.05)	(0.13)	(0.19)		(0.26)
Net realized gains on investments	(1.72)	(5.86)	(1.92)	(0.84)		(1.08)
Total distributions	(1.72)	(5.91)	(2.05)	(1.03)		(1.34)
Paid‑in capital from redemption fees	—	—	—	—	[2]	—
Net Asset Value, end of year	$20.16	$27.50	$34.90	$28.71		$26.83
Total return*	(20.62%)	(4.29%)	28.98%	10.90%		(10.94%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$2,607,437	$5,357,198	$6,172,995	$6,189,015		$5,689,079
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.97%	0.92%	0.94%	0.93%		0.90%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.96%	0.90%	0.92%	0.91%		0.88%
Ratio of net investment income (loss) to average net assets	0.48%	0.30%	0.46%	0.80%		0.95%
Portfolio turnover[3]	5.61%	46.64%	38.11%	17.08%		11.48%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	81

Matthews Asia Innovators Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$18.86	$26.70	$14.55	$11.26	$14.19
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.16)	(0.11)	(0.01)	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(4.49)	(3.34)	12.71	3.34	(2.62)
Total from investment operations	(4.55)	(3.50)	12.60	3.33	(2.63)
Less distributions from:
Net investment income	—	—	—	—	(0.04)
Net realized gains on investments	(3.00)	(4.34)	(0.45)	(0.04)	(0.26)
Total distribution	(3.00)	(4.34)	(0.45)	(0.04)	(0.30)
Net Asset Value, end of year	$11.31	$18.86	$26.70	$14.55	$11.26
Total return*	(24.80%)	(13.10%)	86.72%	29.60%	(18.62%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$272,950	$465,207	$631,101	$177,639	$152,449
Ratio of expenses to average net assets	1.18%	1.09%	1.10%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	(0.40%)	(0.59%)	(0.60%)	(0.04%)	(0.07%)
Portfolio turnover[2]	118.08%	220.45%	119.81%	80.10%	85.73%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of shares issued.

82	matthewsasia.com | 800.789.ASIA

Matthews Asia Innovators Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$19.08	$26.91	$14.64	$11.32	$14.26
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.11)	(0.09)	0.01	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(4.55)	(3.38)	12.81	3.35	(2.62)
Total from investment operations	(4.59)	(3.49)	12.72	3.36	(2.61)
Less distributions from:
Net investment income	—	—	—	—	(0.07)
Net realized gains on investments	(3.00)	(4.34)	(0.45)	(0.04)	(0.26)
Total distributions	(3.00)	(4.34)	(0.45)	(0.04)	(0.33)
Net Asset Value, end of year	$11.49	$19.08	$26.91	$14.64	$11.32
Total return*	(24.73%)	(12.97%)	87.01%	29.71%	(18.40%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$199,368	$930,562	$1,094,356	$126,911	$91,769
Ratio of expenses to average net assets	1.04%	0.93%	0.95%	1.05%	1.02%
Ratio of net investment income (loss) to average net assets	(0.27%)	(0.43%)	(0.44%)	0.10%	0.07%
Portfolio turnover[2]	118.08%	220.45%	119.81%	80.10%	85.73%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	83

Matthews China Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022		2021	2020	2019	2018
Net Asset Value, beginning of year	$20.58		$27.00	$19.12	$14.37	$22.20
Income (loss) from investment operations:
Net investment income (loss)[1]	—	[2]	0.03	0.05	0.16	0.21
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency related transactions	(4.99)		(3.25)	8.17	4.80	(4.84)
Total from investment operations	(4.99)		(3.22)	8.22	4.96	(4.63)
Less distributions from:
Net investment income	—		(0.05)	(0.06)	(0.21)	(0.29)
Net realized gains on investments	(1.09)		(3.15)	(0.28)	—	(2.91)
Total distributions	(1.09)		(3.20)	(0.34)	(0.21)	(3.20)
Net Asset Value, end of year	$14.50		$20.58	$27.00	$19.12	$14.37
Total return*	(24.40%)		(12.26%)	43.05%	34.56%	(21.42%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$448,623		$710,844	$962,714	$718,633	$566,456
Ratio of expenses to average net assets	1.12%		1.06%	1.09%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	(0.01%)		0.13%	0.22%	0.96%	1.00%
Portfolio turnover[3]	49.38%		92.28%	52.64%	68.93%	96.98%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

84	matthewsasia.com | 800.789.ASIA

Matthews China Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$20.53	$26.94	$19.08	$14.33	$22.17
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.10	0.09	0.20	0.33
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency related transactions	(4.97)	(3.26)	8.15	4.80	(4.93)
Total from investment operations	(4.96)	(3.16)	8.24	5.00	(4.60)
Less distributions from:
Net investment income	—	(0.10)	(0.10)	(0.25)	(0.33)
Net realized gains on investments	(1.09)	(3.15)	(0.28)	—	(2.91)
Total distributions	(1.09)	(3.25)	(0.38)	(0.25)	(3.24)
Net Asset Value, end of year	$14.48	$20.53	$26.94	$19.08	$14.33
Total return*	(24.31%)	(12.07%)	43.23%	34.90%	(21.32%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$297,165	$630,966	$546,157	$183,762	$46,657
Ratio of expenses to average net assets	0.98%	0.91%	0.93%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	0.07%	0.38%	0.40%	1.17%	1.53%
Portfolio turnover[3]	49.38%	92.28%	52.64%	68.93%	96.98%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	85

Matthews China Small Companies Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019		2018
Net Asset Value, beginning of year	$16.44	$19.86	$12.84	$9.58		$11.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.09	(0.03)	0.14		0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(5.15)	(0.80)	10.42	3.24		(2.23)
Total from investment operations	(5.13)	(0.71)	10.39	3.38		(2.14)
Less distributions from:
Net investment income	(0.20)	(0.12)	(0.13)	(0.13)		(0.05)
Net realized gain on investments	—	(2.59)	(3.24)	—		(0.16)
Total distributions	(0.20)	(2.71)	(3.37)	(0.13)		(0.21)
Paid‑in capital from redemption fees	—	—	—	0.01	[2]	0.04
Net Asset Value, end of year	$11.11	$16.44	$19.86	$12.84		$9.58
Total return*	(31.26%)	(3.59%)	82.52%	35.41%		(17.68%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$114,440	$218,398	$285,717	$63,432		$41,740
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.55%	1.48%	1.52%	1.62%		1.97%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.41%	1.43%	1.43%	1.42%		1.50%
Ratio of net investment income (loss) to average net assets	0.17%	0.44%	(0.14%)	1.25%		0.78%
Portfolio turnover[3]	59.00%	119.65%	152.86%	68.17%		76.67%
1 Calculated using the average daily shares method.
2 The Fund charged redemption fees through October 31, 2019.
3 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of shares issued.

86	matthewsasia.com | 800.789.ASIA

Matthews China Small Companies Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019		2018
Net Asset Value, beginning of year	$16.47	$19.90	$12.86	$9.59		$11.87
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.13	0.04	0.15		0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(5.17)	(0.80)	10.42	3.26		(2.21)
Total from investment operations	(5.11)	(0.67)	10.46	3.41		(2.10)
Less distributions from:
Net investment income	(0.24)	(0.17)	(0.18)	(0.15)		(0.05)
Net realized gain on investments	—	(2.59)	(3.24)	—		(0.16)
Total distributions	(0.24)	(2.76)	(3.42)	(0.15)		(0.21)
Paid‑in capital from redemption fees	—	—	—	0.01	[2]	0.03
Net Asset Value, end of year	$11.12	$16.47	$19.90	$12.86		$9.59
Total return*	(31.08%)	(3.35%)	82.89%	35.68%		(17.48%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$40,322	$162,770	$98,052	$32,376		$20,740
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.38%	1.31%	1.37%	1.51%		1.79%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.20%	1.20%	1.24%		1.25%
Ratio of net investment income (loss) to average net assets	0.47%	0.63%	0.20%	1.34%		1.05%
Portfolio turnover[3]	59.00%	119.65%	152.86%	68.17%		76.67%
1 Calculated using the average daily shares method.
2 The Fund charged redemption fees through October 31, 2019.
3 The portfolio turnover rate is calculated on the Fund as a whole for the entire year without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	87

Matthews India Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$28.17	$26.29	$23.27	$26.32	$34.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.12)	(0.11)	0.01	(0.01)	(0.05)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(2.58)	4.81	3.81	(0.24)	(3.60)
Total from investment operations	(2.70)	4.70	3.82	(0.25)	(3.65)
Less distributions from:
Net realized gains on investments	(3.38)	(2.82)	(0.80)	(2.80)	(4.34)
Net Asset Value, end of year	$22.09	$28.17	$26.29	$23.27	$26.32
Total return*	(9.92%)	18.11%	16.51%	(0.88%)	(10.09%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$505,764	$635,067	$617,908	$786,881	$1,077,990
Ratio of expenses to average net assets	1.15%	1.10%	1.15%	1.11%	1.09%
Ratio of net investment income (loss) to average net assets	(0.45%)	(0.38%)	0.05%	(0.03%)	(0.16%)
Portfolio turnover[2]	41.35%	42.50%	57.38%	24.00%	20.87%

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$28.64	$26.65	$23.55	$26.56	$34.51
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.06)	0.05	0.02	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(2.64)	4.87	3.85	(0.23)	(3.62)
Total from investment operations	(2.72)	4.81	3.90	(0.21)	(3.61)
Less distributions from:
Net realized gains on investments	(3.38)	(2.82)	(0.80)	(2.80)	(4.34)
Net Asset Value, end of year	$22.54	$28.64	$26.65	$23.55	$26.56
Total return*	(9.83%)	18.28%	16.65%	(0.76%)	(9.92%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$97,018	$128,708	$90,053	$177,526	$463,790
Ratio of expenses to average net assets	1.01%	0.96%	1.03%	0.94%	0.90%
Ratio of net investment income (loss) to average net assets	(0.31%)	(0.19%)	0.24%	0.09%	0.02%
Portfolio turnover[2]	41.35%	42.50%	57.38%	24.00%	20.87%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

88	matthewsasia.com | 800.789.ASIA

Matthews Japan Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$22.09	$25.27	$21.51	$18.53	$24.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.09	0.07	0.11	0.09
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency related transactions	(6.19)	(0.52)	6.25	4.73	(4.91)
Total from investment operations	(6.12)	(0.43)	6.32	4.84	(4.82)
Less distributions from:
Net investment income	—	(0.24)	(0.13)	(0.12)	(0.06)
Net realized gains on investments	(1.07)	(2.51)	(2.43)	(1.74)	(0.71)
Total distributions	(1.07)	(2.75)	(2.56)	(1.86)	(0.77)
Net Asset Value, end of year	$14.90	$22.09	$25.27	$21.51	$18.53
Total return*	(27.85%)	(1.92%)	29.82%	26.08%	(20.18%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$208,329	$373,739	$1,101,820	$1,466,194	$1,704,102
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.05%	0.95%	0.95%	0.93%	0.91%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.05%	0.95%	0.95%	0.93%	0.91%
Ratio of net investment income (loss) to average net assets	0.41%	0.38%	0.31%	0.51%	0.40%
Portfolio turnover[2]	83.38%	70.30%	62.03%	25.42%	46.11%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	89

Matthews Japan Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$22.13	$25.32	$21.55	$18.57	$24.16
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.05	0.05	0.11	0.11
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency related transactions	(6.22)	(0.46)	6.29	4.74	(4.91)
Total from investment operations	(6.13)	(0.41)	6.34	4.85	(4.80)
Less distributions from:
Net investment income	—	(0.27)	(0.14)	(0.13)	(0.08)
Net realized gains on investments	(1.07)	(2.51)	(2.43)	(1.74)	(0.71)
Total distributions	(1.07)	(2.78)	(2.57)	(1.87)	(0.79)
Net Asset Value, end of year	$14.93	$22.13	$25.32	$21.55	$18.57
Total return*	(27.84)	(1.83%)	29.85%	26.10%	(20.08%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$413,807	$1,170,380	$548,968	$840,476	$1,167,472
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.97%	0.89%	0.91%	0.88%	0.85%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.97%	0.89%	0.91%	0.88%	0.84%
Ratio of net investment income (loss) to average net assets	0.55%	0.22%	0.25%	0.53%	0.46%
Portfolio turnover[2]	83.38%	70.30%	62.03%	25.42%	46.11%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

90	matthewsasia.com | 800.789.ASIA

Matthews Korea Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$5.70	$6.12	$4.38	$4.58	$6.91
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.04	0.02	0.01	0.06
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency related transactions	(1.49)	(0.06)	1.76	0.16	(1.61)
Total from investment operations	(1.44)	(0.02)	1.78	0.17	(1.55)
Less distributions from:
Net investment income	—	(0.10)	(0.04)	—	(0.13)
Net realized gains on investments	(0.44)	(0.30)	—	(0.37)	(0.65)
Total distributions	(0.44)	(0.40)	(0.04)	(0.37)	(0.78)
Net Asset Value, end of year	$3.82	$5.70	$6.12	$4.38	$4.58
Total return*	(25.42%)	(0.33%)	40.77%	3.80%	(22.21%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$70,857	$117,940	$141,931	$113,388	$127,080
Ratio of expenses to average net assets	1.22%	1.13%	1.19%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets	1.02%	0.70%	0.50%	0.28%	1.01%
Portfolio turnover[2]	56.94%	40.18%	39.62%	36.63%	35.60%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	91

Matthews Korea Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$5.75	$6.17	$4.42	$4.61	$6.95
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.06	0.01	0.01	0.04
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency related transactions	(1.51)	(0.07)	1.79	0.17	(1.60)
Total from investment operations	(1.45)	(0.01)	1.80	0.18	(1.56)
Less distributions from:
Net investment income	—	(0.11)	(0.05)	—	(0.13)
Net realized gains on investments	(0.44)	(0.30)	—	(0.37)	(0.65)
Total distributions	(0.44)	(0.41)	(0.05)	(0.37)	(0.78)
Net Asset Value, end of year	$3.86	$5.75	$6.17	$4.42	$4.61
Total return*	(25.39%)	(0.16%)	40.76%	4.01%	(22.15%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$9,166	$14,998	$12,192	$23,426	$19,377
Ratio of expenses to average net assets	1.08%	0.98%	1.05%	1.05%	1.02%
Ratio of net investment income (loss) to average net assets	1.20%	0.93%	0.28%	0.29%	0.67%
Portfolio turnover[2]	56.94%	40.18%	39.62%	36.63%	35.60%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

92	matthewsasia.com | 800.789.ASIA

Matthews Asian Growth and Income Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020		2019	2018
Net Asset Value, beginning of year	$16.07	$18.05	$15.73		$13.92	$17.46
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.17	0.21		0.25	0.32
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(3.17)	(0.17)	2.27		2.13	(2.20)
Total from investment operations	(2.95)	—	2.48		2.38	(1.88)
Less distributions from:
Net investment income	(0.21)	(0.20)	(0.16)		(0.35)	(0.32)
Net realized gains on investments	(0.41)	(1.78)	—	[2]	(0.22)	(1.34)
Total distributions	(0.62)	(1.98)	(0.16)		(0.57)	(1.66)
Net Asset Value, end of year	$12.50	$16.07	$18.05		$15.73	$13.92
Total return*	(18.43%)	0.04%	16.00%		17.26%	(10.96%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$339,756	$541,744	$673,576		$723,815	$799,328
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.13%	1.07%	1.09%		1.08%	1.08%
Ratio of net investment income (loss) to average net assets	1.58%	0.91%	1.38%		1.67%	1.95%
Portfolio turnover[3]	13.16%	37.85%	36.27%		21.89%	32.24%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	93

Matthews Asian Growth and Income Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020		2019	2018
Net Asset Value, beginning of year	$16.04	$18.02	$15.70		$13.89	$17.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.20	0.23		0.27	0.35
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(3.16)	(0.17)	2.27		2.14	(2.20)
Total from investment operations	(2.92)	0.03	2.50		2.41	(1.85)
Less distributions from:
Net investment income	(0.23)	(0.23)	(0.18)		(0.38)	(0.35)
Net realized gains on investments	(0.41)	(1.78)	—	[2]	(0.22)	(1.34)
Total distributions	(0.64)	(2.01)	(0.18)		(0.60)	(1.69)
Net Asset Value, end of year	$12.48	$16.04	$18.02		$15.70	$13.89
Total return*	(18.31%)	0.18%	16.18%		17.46%	(10.84%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$270,259	$551,740	$822,179		$743,951	$596,364
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.01%	0.94%	0.96%		0.94%	0.93%
Ratio of net investment income (loss) to average net assets	1.71%	1.10%	1.51%		1.80%	2.14%
Portfolio turnover[3]	13.16%	37.85%	36.27%		21.89%	32.24%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

94	matthewsasia.com | 800.789.ASIA

Matthews Asia Dividend Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$18.94	$22.63	$17.47	$16.05	$19.74
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.18	0.15	0.28	0.37
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(5.72)	(0.81)	5.23	1.50	(2.83)
Total from investment operations	(5.59)	(0.63)	5.38	1.78	(2.46)
Less distributions from:
Net investment income	(0.11)	(0.19)	(0.22)	(0.36)	(0.31)
Net realized gains on investments	—	(2.87)	—	—	(0.92)
Total distributions	(0.11)	(3.06)	(0.22)	(0.36)	(1.23)
Net Asset Value, end of year	$13.24	$18.94	$22.63	$17.47	$16.05
Total return*	(29.57%)	(2.83%)	31.25%	11.17%	(12.72%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$602,694	$1,586,460	$2,292,262	$2,312,560	$2,728,599
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	1.03%	1.03%	1.03%	1.02%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	1.02%	1.02%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets	0.84%	0.80%	0.85%	1.68%	1.97%
Portfolio turnover[3]	50.75%	47.41%	37.73%	30.32%	39.75%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	95

Matthews Asia Dividend Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$18.94	$22.62	$17.47	$16.04	$19.73
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.21	0.16	0.30	0.39
Net realized gain (loss) and unrealized appreciation/ depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	(5.72)	(0.80)	5.22	1.50	(2.83)
Total from investment operations	(5.58)	(0.59)	5.38	1.80	(2.44)
Less distributions from:
Net investment income	(0.13)	(0.22)	(0.23)	(0.37)	(0.33)
Net realized gains on investments	—	(2.87)	—	—	(0.92)
Total distributions	(0.13)	(3.09)	(0.23)	(0.37)	(1.25)
Net Asset Value, end of year	$13.23	$18.94	$22.62	$17.47	$16.04
Total return*	(29.55%)	(2.67%)	31.29%	11.35%	(12.64%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$1,248,676	$3,154,407	$2,908,674	$3,057,896	$3,039,226
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.99%	0.92%	0.93%	0.93%	0.91%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.99%	0.91%	0.93%	0.92%	0.90%
Ratio of net investment income (loss) to average net assets	0.95%	0.93%	0.91%	1.80%	2.09%
Portfolio turnover[3]	50.75%	47.41%	37.73%	30.32%	39.75%
1 Calculated using the average daily shares method.
2 Less than $0.01 per share.
3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

96	matthewsasia.com | 800.789.ASIA

Matthews China Dividend Fund
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INVESTOR CLASS	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$17.73	$19.64	$16.20	$14.32	$17.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.41	0.30	0.34	0.41
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(3.27)	(0.48)	3.54	1.80	(2.09)
Total from investment operations	(2.96)	(0.07)	3.84	2.14	(1.68)
Less distributions from:
Net investment income	(0.52)	(0.49)	(0.40)	(0.26)	(0.40)
Net realized gains on investments	(0.25)	(1.35)	—	—	(1.21)
Total distributions	(0.77)	(1.84)	(0.40)	(0.26)	(1.61)
Net Asset Value, end of year	$14.00	$17.73	$19.64	$16.20	$14.32
Total return*	(16.75%)	(0.49%)	24.22%	15.00%	(9.98%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$137,066	$218,766	$269,192	$258,111	$196,626
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.12%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	2.12%	2.05%	1.79%	2.14%	2.33%
Portfolio turnover[2]	67.08%	68.25%	81.79%	65.69%	66.47%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	97

Matthews China Dividend Fund (continued)
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,
INSTITUTIONAL CLASS	2022	2020	2019	2018	2017
Net Asset Value, beginning of year	$17.72	$19.64	$16.20	$14.32	$17.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.53	0.31	0.35	0.42
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(3.24)	(0.58)	3.55	1.81	(2.07)
Total from investment operations	(2.93)	(0.05)	3.86	2.16	(1.65)
Less distributions from:
Net investment income	(0.54)	(0.52)	(0.42)	(0.28)	(0.43)
Net realized gains on investments	(0.25)	(1.35)	—	—	(1.21)
Total distributions	(0.79)	(1.87)	(0.42)	(0.28)	(1.64)
Net Asset Value, end of year	$14.00	$17.72	$19.64	$16.20	$14.32
Total return*	(16.59%)	(0.38%)	24.37%	15.16%	(9.83%)

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$84,220	$131,395	$115,451	$122,630	$73,033
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.06%	0.97%	1.02%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	2.12%	2.65%	1.85%	2.25%	2.44%
Portfolio turnover[2]	67.08%	68.25%	81.79%	65.69%	66.47%
1 Calculated using the average daily shares method.
2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

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Matthews has long-term investment goals, and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon.
Investment Objectives of the Funds
Matthews Asia Funds (the “Trust” or “Matthews Asia Funds”) offers a range of global, regional and country-specific funds (each, a “Fund,” and collectively, the “Funds”) with the following objectives:

GLOBAL EMERGING MARKETS STRATEGIES

Matthews Emerging Markets Equity Fund	Long-term capital appreciation

Matthews Emerging Markets Sustainable Future Fund	Long-term capital appreciation

Matthews Emerging Markets Small Companies Fund	Long-term capital appreciation

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund	Long-term capital appreciation

Matthews Pacific Tiger Fund	Long-term capital appreciation

Matthews Asia Innovators Fund	Long-term capital appreciation

Matthews China Fund	Long-term capital appreciation

Matthews China Small Companies Fund	Long-term capital appreciation

Matthews India Fund	Long-term capital appreciation

Matthews Japan Fund	Long-term capital appreciation

Matthews Korea Fund	Long-term capital appreciation

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	Long-term capital appreciation with some current income

Matthews Asia Dividend Fund	Total return with an emphasis on providing current income

Matthews China Dividend Fund	Total return with an emphasis on providing current income
The investment objective of each Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of each respective Fund.
Non-Fundamental Investment Policies
The manner in which Matthews International Capital Management, LLC, the investment advisor to each Fund (“Matthews”), attempts to achieve each Fund’s investment objective is not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) (which oversees the management of the Funds) without shareholder approval, you will be notified before we make any material change.
Matthews’ Investment Approach
Principal Investment Strategies
The principal investment strategies for each Fund are described in the Fund Summary for each Fund.
In seeking to achieve the investment objectives for the Funds, Matthews also employs the investment approach and other principal investment strategies as described below.
Matthews invests primarily in the Asia Pacific region and Emerging Markets (as defined on page 100) for those Funds and other advisory clients with such an investment focus based on its assessment of the future development and growth prospects of companies located in those markets.

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Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and that the intersection of development and deregulation will give rise to new opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution of these markets. Matthews uses a range of approaches to participate in the anticipated growth of Asian and Emerging Markets to suit clients’ differing needs and investment objectives.
Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term growth, and to assess whether it is generally consistent with Matthews’ expectations for the economic evolution of the countries and markets in which the Funds invest. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help a Fund achieve its investment objective.
Matthews has long-term investment goals, and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuation (of a company’s growth prospects relative to other issuers), liquidity requirements and corporate governance.
Matthews Seeks to Invest in the Long-Term Growth Potential of Asian and Emerging Markets

T	Matthews believes that the countries in which the Funds invest will continue to benefit from economic development over longer investment horizons.

T	Matthews seeks to invest in those companies that it believes will benefit from the long-term economic evolution of Asian and Emerging Markets, and that will help each Fund achieve its investment objective.

T	Matthews generally does not hedge currency risks.
Matthews and the Funds Believe in Investing for the Long Term

T	Matthews constructs portfolios with long investment horizons—typically five years or longer.
Matthews Is an Active Investor with Strong Convictions

T	Matthews uses an active approach to investment management (rather than relying on passive or index strategies) because it believes that the current composition of the stock markets and indices may not be the best guide to the most successful industries and companies of the future.

T	Matthews invests in individual companies based on fundamental analysis that aims to develop an understanding of a company’s long-term business prospects.

T	Matthews monitors the composition of benchmark indices but is not constrained by their composition or weightings, and constructs portfolios independently of indices.

T	Matthews believes that investors benefit in the long term when the Funds are fully invested, subject to market conditions and a Fund’s particular investment objective.
Matthews Is a Fundamental Investor

T	Matthews believes that fundamental investing is based on identifying, analyzing and understanding basic information about a company or security. These factors may include matters such as balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

THE ASIA PACIFIC REGION IS DIVIDED INTO THE FOLLOWING GROUPS:

ASIA
Consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region

ASIA EX JAPAN
Includes all countries and markets in Asia excluding Japan

ASIA PACIFIC
Includes all countries and markets in Asia plus all countries and markets in the Pacific region, including Australia and New Zealand
EMERGING MARKETS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

AMERICAS
Argentina, Brazil, Chile, Colombia, Mexico and Peru

AFRICA
Egypt, Kenya, Nigeria and South Africa

ASIA
Bangladesh, China, India, Indonesia, Malaysia, Philippines, Pakistan, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

EUROPE
Czech Republic, Greece, Hungary, Poland, Romania, Russia and Turkey

MIDDLE EAST
Kuwait, Qatar, Saudi Arabia and the United Arab Emirates

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T	Matthews may also consider factors such as:

–	Management: Does management exhibit integrity? Is there a strong corporate governance culture? What is the business strategy? Does management exhibit the ability to adapt to change and handle risk appropriately?

–	Evolution of Industry: Can company growth be sustained as the industry and environment evolve?

T	Following this fundamental analysis, Matthews seeks to invest in companies and securities that it believes are positioned to help a Fund achieve its investment objective.
Matthews Focuses on Individual Companies

T	Matthews develops views about the course of growth in a region over the long term.

T	Matthews then seeks to combine these beliefs with its analysis of individual companies and their fundamental characteristics.

T	Matthews then seeks to invest in companies and securities that it believes are positioned to help a Fund achieve its investment objective.

T
Each of the Funds may invest in companies of any equity market capitalization (the number of shares outstanding times the market price per share). Except with respect to the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund, a company’s size (including its market capitalization) is not a primary consideration for Matthews when it decides whether to include that company’s securities in one or more of the Funds. Please note the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund invest at least 80% of their assets in Small Companies, as defined in each respective Fund Summary.

Non‑Principal Investment Strategies
In extreme market conditions, Matthews may sell some or all of a Fund’s securities and temporarily invest that Fund’s money in U.S. government securities or money-market instruments backed by U.S. government securities, if it believes it is in the best interest of Fund shareholders to do so. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

MATTHEWS’ INVESTMENT APPROACH	101

Risks of Investing in the Funds
The main risks associated with investing in the Funds are described below and are in addition to, or describe further, the risks stated in the Fund Summaries at the front of this prospectus. Additional information is also included in the Funds’ Statement of Additional Information (“SAI”).
General Risks
There is no guarantee that a Fund’s investment objective will be achieved or that the value of the investments of any Fund will increase. If the value of a Fund’s investments declines, the net asset value per share (“NAV”) of that Fund will decline, and investors may lose some or all of the value of their investments.
Foreign securities held by the Funds may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAVs of the Funds are therefore not calculated. Accordingly, the NAVs of the Funds may be significantly affected on days when shareholders are not able to buy or sell shares of the Funds. For additional information on the calculation of the Funds’ NAVs, see page 126.
Your investment in the Funds is exposed to different risks, many of which are described below. Because of these risks, your investment in a Fund should constitute only a portion of your overall investment portfolio, not all of it. We recommend that you invest in a Fund only for the long term (typically five years or longer), so that you can better manage volatility in the Fund’s NAV (as described below). Investing in regionally concentrated, single-country or small company funds, such as the Funds, may not be appropriate for all investors.
Risks Associated with Matthews’ Investment Approach
Matthews is an active manager, and its investment process does not rely on passive or index strategies. For this reason, you should not expect that the composition of the Funds’ portfolios will closely track the composition or weightings of market indices (including a Fund’s benchmark index) or of the broader markets generally. As a result, investors should expect that changes in the Funds’ NAVs and performance (over short and longer periods) will vary from the performance of such indices and of broader markets. Differences in the performance of the Funds and any index (or the markets generally) may also result from the Funds’ fair valuation procedures, which the Funds use to value their holdings for purposes of determining each Fund’s NAV (see page 126).
Principal Risks
Risks Associated with Developments in Global Credit and Equity Markets
Developments in global credit and equity markets, such as the credit and valuation problems experienced by the global capital markets in 2008 and 2009, may adversely and significantly impact the Funds’ investments. Although market conditions may start to improve relatively quickly, many difficult conditions may remain for an extended period of time or may return. Because the scope of these conditions may be, and in the past have been, expansive, past investment strategies and models may not be able to identify all significant risks that the Funds may encounter, or to predict the duration of these events. These conditions could prevent the Funds from successfully executing their investment strategies, result in future declines in the market values of the investment assets held by the Funds, or require the Funds to dispose of investments at a loss while such adverse market conditions prevail.
Risks Associated with Foreign Investments
Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate

There is no guarantee that your investment in a Fund will increase in value. The value of your investment in a Fund could go down, meaning you could lose some or all of your investment.

For additional information about strategies and risks, see individual Fund descriptions in the Fund Summary for each Fund and the Funds’ SAI. The SAI is available to you free of charge. To receive an SAI, please call 800.789.ASIA (2742), visit the Funds’ website at matthewsasia.com, or visit the website of the Securities and Exchange Commission (the “SEC”) at sec.gov and access the EDGAR database.

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insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds’ portfolios.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Funds’ investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Many foreign countries are heavily dependent upon exports and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.
Currency Risk
When a Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While each Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time.
Additionally, Asian and emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of a Fund’s holdings.
Emerging and Frontier Market Country Risk
Investing in emerging and frontier market countries involves substantial risk due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. Political and economic structures in some emerging and frontier market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.
Among other risks of investing in less developed markets are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
The securities markets of emerging and frontier market countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging and frontier market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and frontier market countries’ exchanges and broker-dealers are generally subject to less regulation than their counterparts in developed countries. Brokerage commissions, custodial expenses and other transaction costs are generally higher in emerging and frontier market countries than in developed countries. As a result, funds that invest in emerging and frontier market countries generally have operating expenses that are higher than funds investing in other securities markets. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. The Funds’

RISKS OF INVESTING IN THE FUNDS	103

rights with respect to their investments in emerging markets will generally be governed by local law, which may make it difficult or impossible for the Funds to pursue legal remedies or to obtain and enforce judgments in local courts.
Many emerging and frontier market countries have a greater degree of economic, political and social instability than the United States and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of their investment portfolios. In addition, currencies of emerging and frontier market countries experience devaluations relative to the U.S. dollar from time to time. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging and frontier market countries have and may in the future impose foreign currency controls and repatriation controls.
The emerging and frontier market countries in which the Funds invest may become subject to economic and trade sanctions or embargoes imposed by the United States, foreign governments or the United Nations. These sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, sanctions could result in a freeze on an issuer’s securities, which would prevent the Funds from selling securities they hold or alternatively could force the Funds to sell securities they hold at a time Matthews otherwise believes to be unattractive. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce Fund returns.
Frontier markets are a subset of emerging markets and generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
Volatility Risk
The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian and emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of a Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).
Geopolitical Events Risk
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on the global financial markets. It is difficult to predict when similar events affecting the global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The novel coronavirus (COVID‑19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds, Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
Equity Securities Risk
Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Preferred Stock Risk
Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of

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owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.
Depositary Receipts Risk
Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Convertible Securities Risk
As part of their investment strategies, the Funds may invest in convertible preferred stocks and bonds and debentures of any maturity and quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Convertible securities may, under specific circumstances, be converted into the common or preferred stock of the issuing company and may be denominated in U.S. dollars, euros or a local currency. The value of convertible securities varies with a number of factors, including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables.
The risks of convertible bonds and debentures include repayment risk and interest rate risk. Repayment risk is the risk that a borrower does not repay the amount of money that was borrowed (or “principal”) when the bond was issued. This failure to repay the amount borrowed is called a “default” and could result in losses for a Fund. Interest rate risk is the risk that market rates of interest may increase over the rate paid by a bond held by a Fund. When interest rates increase, the market value of a bond paying a lower rate generally will decrease. If a Fund were to sell such a bond, the Fund might receive less than it originally paid for it.
Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities are subject to greater liquidity risk than many other securities and may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Funds to value such securities.
Dividend-Paying Securities Risk
Each of the Funds, including the Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund and Matthews
China Dividend Fund (each of which seek to provide current income), may invest in dividend-paying equity securities.
There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund’s holdings in these companies. The prices of dividend-paying equity securities (and particularly of those issued by Asian and emerging market companies) can be highly volatile. Investors should not assume that a Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, such securities may decline. A Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.
The inclusion of Passive Foreign Investment Companies (“PFICs”) in a portfolio can result in higher variability—both negatively and positively—in the income distribution.
Risks Associated with Smaller and Medium‑Size Companies
The Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund invest in securities of smaller companies, and each of the other Funds may invest in securities of smaller and medium‑size companies. Smaller and medium‑size companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller and medium‑size companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller and medium‑size companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater on such companies than that on larger or more established companies. Both of these factors may dilute the holdings, or otherwise adversely impact the rights of a Fund and smaller shareholders in corporate governance or corporate actions. Smaller and medium‑size companies also may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds may have more difficulty obtaining information about smaller and medium‑size companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for

RISKS OF INVESTING IN THE FUNDS	105

larger companies. Securities of smaller and medium‑size companies may trade less frequently and in lesser volume than more widely held securities, and securities of smaller and medium‑size companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and medium‑size companies, the lower degree of liquidity in the markets for securities of such companies, and the greater sensitivity of such companies to changing economic conditions. For these and other reasons, the value of securities of smaller and medium‑size companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.
High Portfolio Turnover Risk
Certain Funds’ investment strategies may result in high portfolio turnover rates. Generally, portfolio turnover over 100% is considered high. High portfolio turnover may increase a Fund’s brokerage commission costs. The performance of a Fund could be negatively impacted by the increased brokerage commission cost incurred by that Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to shareholders as ordinary income and thus cause shareholders to pay higher taxes.
Certain Risks of Fixed-Income Securities
The Matthews Asian Growth and Income Fund and Matthews Emerging Markets Sustainable Future Fund may invest in fixed-income securities (including high-yield securities) as a principal strategy. The other Funds may invest in fixed-income securities to a lesser extent.
The prices of fixed-income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed-income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.
Credit Risk
Credit risk refers to the risk that an issuer may default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an investment and securities that are rated by rating agencies are often reviewed periodically and may be subject to downgrade.
Interest Rate Risk
Interest rate risk refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed-rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including, without limitation, the index chosen, frequency of reset and reset caps or floors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.
High Yield Securities Risk
Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by S&P Global (“S&P”) or Fitch Ratings, Inc. (“Fitch”), and unrated securities of similar credit quality, are referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed-income securities. High yield securities typically entail greater potential price volatility, entail greater levels of credit and repayment risks and may be less liquid than higher- rated securities.
High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to adverse economic and competitive industry conditions than higher-rated securities. An economic downturn or a period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). Issuers of securities in default may fail to resume principal and interest payments, in which case a Fund may lose its entire investment. Funds that invest in junk bonds may also be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.
Growth Stock Risk
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
ESG and Sustainable Investing Risk
The Matthews Emerging Markets Sustainable Future Fund takes into consideration ESG factors in making its investment decisions. The Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Small Companies Fund, Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Japan Fund may also take into consideration ESG characteristics in their investment decisions. As a result, these Funds may choose to sell, or not purchase, investments that are otherwise consistent with their investment objective. Generally, a Fund’s consideration of ESG standards or factors may reduce or increase its exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego

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certain investment opportunities which may lower the performance of the Fund. A Fund’s use of ESG standards or factors as part of its investment process will likely make it perform differently from a fund that relies solely or primarily on financial metrics. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by a Fund in a company may satisfy one or more ESG standards or factors in the view of the portfolio managers, there is no guarantee that such company actually promotes positive environmental, social or economic developments, and that same company may also fail to satisfy other ESG standards or factors, in some cases even egregiously. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with ESG investment strategies are generally suited for long-term rather than short-term investors.
Risks Associated with Investing in Innovative Companies
The standards for assessing innovative companies in which the Matthews Asia Innovators Fund invests tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The definition of innovators can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors.
Risks of Investing in Science and Technology Companies
Each of the Funds may, and the Matthews Asia Innovators Fund will, invest in securities of science and technology companies. Such companies may face special risks because their products or services may not prove to be commercially successful and may be affected by rapid product changes and associated developments. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers or businesses or will become rapidly obsolete. Many science and technology companies have limited operating histories and experience in managing adverse market conditions and are also strongly affected by worldwide scientific or technological developments and global demand cycles. Such companies are also often subject to governmental regulation and greater competitive pressures, such as new market entrants, aggressive pricing and competition for market share, and potential for falling profit margins. The possible loss or impairment of intellectual property rights may also negatively impact science and technology companies. As a result, the price movements of science and technology company stocks can be abrupt or erratic (especially over the short term), and historically have been more volatile than stocks of other types of companies. These factors may also affect the profitability of science and technology companies and therefore the value of their securities. Accordingly, the NAV of a Fund may be more volatile, especially over the short term, as a result of such Fund’s investments in science and technology companies. These risks are especially important when considering an investment in the Matthews Asia Innovators Fund, which focuses on the science and technology sectors. The Matthews Asia Innovators Fund is less diversified than stock funds investing in a broader range of sectors and, therefore, could experience significant volatility, and the movements in its NAV may follow the science and technology sectors, as opposed to the general movement of the economies of the countries where the companies are located under certain circumstances.
By focusing on the science and technology industries, the Matthews Asia Innovators Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Matthews Asia Innovators Fund concentrates in a group of industries, there is also the risk that it will perform poorly during a slump in demand for securities of companies in such industries.
Sector Concentration Risk
From time to time as a result of the implementation of a Fund’s investment strategies, a Fund may invest a significant portion of its assets in a particular sector. To the extent that a Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.
Financial Sector Risk
Certain of the Funds may invest a significant portion of their assets in the financial sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Companies in the financial sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact on a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial companies to incur large losses. Securities of financial companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take actions to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses asso-

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ciated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts (REITs)). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrial Sector Risk
Certain of the Funds may invest a significant portion of their assets in the industrial sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
Consumer Discretionary Sector Risk
Certain of the Funds may invest a significant portion of their assets in the consumer discretionary sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Health Care Sector Risk
Certain of the Funds may invest a significant portion of their assets in the health care sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Companies in the health care sector may be affected by various factors, including extensive government regulations, heavy dependence on patent protection, pricing pressure, increased cost of medical products and services, and product liability claims. Health care companies may be thinly capitalized and may be susceptible to product obsolescence.
Information Technology Sector Risk
Certain of the Funds may invest a significant portion of their assets in the information technology sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Active Management Risk
The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Cybersecurity Risk
Information and technology systems relied upon by the Funds, Matthews, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although Matthews has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Matthews, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, Matthews, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Asia Pacific Region—Regional and Country Risks
In addition to the risks discussed above and elsewhere in this prospectus, there are specific risks associated with investing in the Asia Pacific region, including the risk of severe economic, political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Many Asia Pacific countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole. In addition, some countries in the region are competing to claim or develop regional supplies of energy or other natural resources. This competition could lead to economic, political or military instability or disruption.

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Any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective.
The economies of many Asia Pacific countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asian countries, and, as seen in the developments in global credit and equity markets in 2008 and 2009, events in any of these economies could negatively impact the economies of Asia Pacific countries.
Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.
The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. There have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.
Some companies in the region may have less established shareholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., the adoption of poison pills and restrictions on shareholders seeking to influence management) appears to be increasing, which could adversely impact the value of affected companies. Many Asian countries are considered emerging or frontier markets (newer or less developed emerging markets are also sometimes referred to as frontier markets), and the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact a Fund’s ability to acquire or dispose of a position in a timely manner. Emerging market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, there may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also less mature, substantially smaller, less liquid and more volatile than securities markets in the U.S., and as a result, there may be increased settlement risks for transactions in local securities.
Economies in this region may also be more susceptible to natural disasters (including earthquakes and tsunamis), or adverse changes in climate or weather. The risks of such phenomena and resulting social, political, economic and environmental damage (including nuclear pollution) cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which a Fund invests. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.
There are specific risks associated with a Fund’s concentration of its investments in a country or group of countries within the Asia Pacific region. Provided below are risks of investing in various countries within the Asia Pacific region and are principal risks of a Fund to the extent such Fund’s portfolio is concentrated in such country or countries.
Risks Associated with China, Hong Kong and Macau
China. The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. For over three decades, the Chinese government has been reforming economic and market practices, providing a larger sphere for private ownership of property, and interfering less with market forces. While currently contributing to growth and prosperity, these reforms could be altered or discontinued at any time. Changes in these policies could adversely impact affected industries or companies in China. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or other similar actions. Such actions could adversely impact the Funds’ ability to achieve their investment objectives and could result in the Funds limiting or suspending shareholder redemptions privileges (as legally permitted, see Selling (Redeeming) Shares, page 130).
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt the economic

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development in China. China’s long-running conflict over Taiwan remains unresolved and political tensions with Hong Kong have recently increased, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s economy, particularly its export-oriented sectors may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.
U.S. governmental orders and sanctions with respect to Chinese military-related companies not only restrict the companies eligible for investment but also may apply to existing holdings and thus force the Funds to sell those holdings at a time Matthews otherwise finds unattractive. In addition, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China and Chinese-related companies. New or existing sanctions may be complex and difficult to interpret and could adversely affect the liquidity and value of the Funds’ holdings.
In addition, as China’s consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. Social cohesion in China is being tested by growing income inequality and larger scale environmental degradation. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Funds’ investments.
After many years of steady growth, the growth rate of China’s economy slowed prior to 2020, including the once rapidly growing Chinese real estate market, and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Although these trends reversed and demand grew within the real estate market during China’s initial recovery from the COVID‑19 pandemic, it remains unclear whether these trends will continue given global economic uncertainties caused by the pandemic and trade relations and fears that the Chinese real estate market may be overheating. Any further stresses in the Chinese real estate sector could adversely affect the value of a Fund’s holdings.
Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the U.S. and certain Western European countries. Although the Chinese government adopted a new set of Accounting Standards for Business Enterprises effective January 1, 2007, which are similar to the International Financial Reporting Standards, the accounting practices in China continue to be frequently criticized and challenged. In addition, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies in which the Funds may invest. That inspection organization conducts on‑going reviews of audits by U.S. accounting firms. As a result, financial reporting by Chinese companies do not have the same degree of transparency and regulatory oversight as reporting by companies in the U.S. Because of Chinese governmental disagreements with the Public Company Accounting Oversight Board concerning the inspection of audits of U.S.-listed Chinese companies, it is possible those companies could be delisted from trading in the U.S. if those disagreements are not resolved. Delisting would likely adversely affect the liquidity and values of those shares.
Hong Kong. Hong Kong has been governed by the Basic Law, which provides a high degree of autonomy from China in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Funds’ investments. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.
Macau. Although Macau is a Special Administrative Region (SAR) of China, it maintains a high degree of autonomy from China in economic matters. Macau’s economy is heavily dependent on the gaming sector and tourism industries, and its exports are dominated by textiles and apparel. Accordingly, Macau’s growth and development are highly dependent upon external economic conditions, particularly those in China.
Variable Interest Entities. Certain of the Funds (currently including the Matthews Asia Growth Fund, Matthews Asia Innovators Fund and Matthews China Fund) invest a substantial portion of their assets, and the other Funds may invest to a lesser extent, in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many

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Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
Risks Associated with Taiwan
The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of a Fund’s investments.
Risks Associated with Other Asian Countries
India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. Terrorists believed to be based in Pakistan have struck Mumbai (India’s financial capital) in the past, further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Japan. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the yen, and any other currencies in which the Funds’ securities are denominated, will decrease the value of the Funds’ holdings. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits.
In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, appear to be having a negative impact on the economy. Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japan is located in a region that is susceptible to natural disasters, which could also negatively impact the Japanese economy.
South Korea. Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea and the potential for increased

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militarization in North Korea (see Regional and Country Risks above). Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Funds. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. There are also a number of risks to the Funds associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.
Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. However, some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises, and for most of the private enterprises, a majority of the equity is owned by employees and management boards and on average more than one‑third of the equity is owned by the government with only a small percentage of the equity being owned by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies and has in the past imposed arbitrary repatriation taxes on foreign owners. Although Vietnam has experienced significant economic growth in the past three decades, Vietnam continues to face various challenges, including corruption, lack of transparency, uniformity and consistency in governmental regulations, heavy dependence on exports, a growing population, and increasing pollution. Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies). Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.
Risks Associated with Other Regions
Europe
Investing in Europe involves risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union (“EU”), an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal and monetary policies. A member state that participates in the third (and last) stage is permitted to adopt a common currency, the Euro. EMU member states that have adopted the Euro are referred to as the “Eurozone.” As a condition to adopting the Euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. As economic conditions across member states may vary widely, it is possible that these controls may not adequately address the needs of all EMU member states from time to time. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. In addition, efforts by the EU and the EMU to unify economic and monetary policies may also increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. Conversely, any failure of these efforts may increase volatility and uncertainty in European financial markets and negatively affect the value of the Matthews Emerging Markets Equity Fund’s, Matthews Emerging Markets Sustainable Future Fund’s, and the Matthews Emerging Markets Small Companies Fund’s investments in European issuers.
European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the Eurozone and, in the latter case, the reversion of those countries to their national currencies. Defaults by EMU member countries on sovereign debt, as well as any future discussions about exits from the Eurozone, may negatively affect the Matthews Emerging Markets Equity Fund’s, Matthews Emerging Markets Sustainable Future Fund’s, and the Matthews Emerging Markets Small Companies Fund’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. The United Kingdom (“UK”) formally withdrew from the EU on January 31, 2020 (a process commonly referred to as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the UK, Europe and globally. The consequences of the UK’s or another country’s exit from the EU and/or Eurozone could also threaten the stability of the Euro for remaining countries and could negatively affect the financial markets of other countries in the European region and beyond.

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Emerging Market Countries in Europe. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed. Investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets. Economic and political structures in many emerging European countries are in the early stages of economic development and developing rapidly, and these countries may lack the social, political, and economic stability characteristics of many more developed countries. In addition, the small size and inexperience of the securities markets in emerging European countries and the limited volume of trading in securities in those markets may make the Matthews Emerging Markets Equity Fund’s, Matthews Emerging Markets Sustainable Future Fund’s, and the Matthews Emerging Markets Small Companies Fund’s investments in these countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other, more developed markets. In the past, certain emerging European countries have failed to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain eastern European countries, which, as a result, may make it difficult to assess the value or prospects of an investment in those companies.
The European financial markets have been experiencing volatility and adverse trends due to concerns about economic downturns or rising government debt levels in both emerging and developed European countries. These events have adversely affected currency exchange rates and may continue to significantly affect every country in Europe, including countries that do not use the Euro. Defaults or restructurings by governments could have adverse effects on economies, financial markets, and asset valuations throughout Europe and lead to additional countries abandoning the Euro or withdrawing from the European Union. During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment. In addition, at certain times, the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, and the Matthews Emerging Markets Small Companies Fund may have to “fair value” certain securities by determining value on the basis of factors other than market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation than if market quotations had been used, and there is no assurance that the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, or the Matthews Emerging Markets Small Companies Fund could sell or close out a portfolio position for the value established for it at any time.
In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied against Russia by the United States, European Union and other countries. Russia’s military incursion and the resulting sanctions has adversely affected and may continue to advserly affect European and global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Latin America
Latin American economies are generally considered emerging markets and have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the Matthews Emerging Markets Equity Fund’s, Matthews Emerging Markets Sustainable Future Fund’s, and the Matthews Emerging Markets Small Companies Fund’s performance. Because Latin American countries are highly reliant on the exportation of commodities such as oil and gas, minerals, and metals, their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Matthews Emerging Markets Equity Fund’s, Matthews Emerging Markets Sustainable Future Fund’s, and the Matthews Emerging Markets Small Companies Fund’s investments. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, and the Matthews Emerging Markets Small Companies Fund invest. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact the Matthews Emerging Markets Equity Fund’s, Matthews Emerging Markets Sustainable Future Fund’s, and the Matthews Emerging Markets Small Companies Fund’s performance. During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment. In addition, at certain times, the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable

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Future Fund, and the Matthews Emerging Markets Small Companies Fund may have to “fair value” certain securities by assigning a value on the basis of factors other than market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation than if market quotations had been used, and there is no assurance that the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, or the Matthews Emerging Markets Small Companies Fund could sell or close out a portfolio position for the value established for it at any time.
Additional Risks
The following additional or non‑principal risks also apply to investments in the Funds.
Risks Associated with Other Asia Pacific and Emerging Market Countries
Australia. The Australian economy is dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and China are Australia’s largest trade and investment partners, which may make the Australian markets sensitive to economic and financial events in those two countries. Australian markets may also be susceptible to sustained increases in oil prices as well as weakness in commodity and labor markets.
Bangladesh. Bangladesh is facing many economic hurdles, including weak political institutions, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. High poverty and inflationary tensions may cause social unrest, which could weigh negatively on business sentiment and capital investment. Bangladesh’s developing capital markets rely primarily on domestic investors. The recent overheating of the stock market and subsequent correction underscored weakness in capital markets and regulatory oversight. Corruption remains a serious impediment to investment and economic growth in Bangladesh, and the country’s legal system makes debt collection unpredictable, dissuading foreign investment. Bangladesh is geographically located in a part of the world that is historically prone to natural disasters and is economically sensitive to environmental events.
Brazil. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy historically has been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. A rising unemployment rate could also have the same effect.
Cambodia. Cambodia is experiencing a period of political stability and relative peace following years of violence under the Khmer Rouge regime. Despite its recent growth and stability, Cambodia faces risks from a weak infrastructure (particularly power generation capacity and the high cost of electric power), a poorly developed education system, inefficient bureaucracy and charges of government corruption. Very low foreign exchange reserves make Cambodia vulnerable to sudden capital flight, and the banking system suffers from a lack of oversight and very high dollarization. Further, destruction of land-ownership records during the Khmer Rouge regime has resulted in numerous land disputes, which strain the country’s institutional capacity and threaten violence and demonstrations.
Indonesia. Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and stock markets. The country has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism. Corruption and the perceived lack of a rule of law in dealings with international companies in the past may have discouraged much needed foreign direct investment. Should this issue remain, it could negatively impact the long-term growth of the economy. In addition, many economic development problems remain, including high unemployment, a developing banking sector, endemic corruption, inadequate infrastructure, a poor investment climate and unequal resource distribution among regions.
Laos. Laos is a poor, developing country ruled by an authoritarian, Communist, one‑party government. It is politically stable, with political power centralized in the Lao People’s Revolutionary Party. Laos’ economic growth is driven largely by the construction, mining and hydroelectric sectors. However, the increased development of natural resources could lead to social imbalances, particularly in light of Laos’ underdeveloped health care and education systems. Laos is a poorly regulated economy with limited rule of law. Corruption, patronage and a weak legal system threaten to slow economic development. Another major risk for Laos is the stability of its banks, which, despite the significant credit growth since 2009, are under-capitalized and inadequately supervised.
Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Funds and has limited foreign ownership of Malaysian companies (which may artificially support the market price of such companies). The Malaysian capital controls have been changed in significant ways since they were first adopted without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be

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changed adversely in the future or that the exit levy will not be re‑established, possibly to the detriment of the Funds and their shareholders. In addition, Malaysia is currently exhibiting political instability which could have an adverse impact on the country’s economy.
Mexico. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on the U.S. economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates. In addition, one political party dominated its government until the elections of 2000, when political reforms were put into place to improve the transparency of the electoral process. Since then, competition among political parties has increased, resulting in elections that have been contentious, and this continued trend could lead to greater market volatility.
Mongolia. Mongolia has experienced political instability in conjunction with its election cycles. Mongolian governments have had a history of cycling favorable treatment among China, Russia, Japan, the United States and Europe and may at any time abruptly change current policies in a manner adverse to investors. In addition, assets in Mongolia may be subject to nationalization, requisition or confiscation (whether legitimate or not) by any government authority or body. Government corruption and inefficiencies are also a problem. Mongolia’s unstable economic policies and regulations towards foreign investors threaten to impede necessary growth of production capacity. Additionally, the Mongolian economy is extremely dependent on the price of minerals and Chinese demand for Mongolian exports.
Myanmar. Myanmar (formerly Burma) is emerging from nearly half a century of isolation under military rule and from the gradual suspension of sanctions imposed for human-rights violations. However, Myanmar struggles with rampant corruption, poor infrastructure (including basic infrastructure, such as transport, telecoms and electricity), ethnic tensions, a shortage of technically proficient workers and a dysfunctional bureaucratic system. Myanmar has no established corporate bond market or stock exchange and has a limited banking system. Additionally, despite democratic trends and progress on human rights, Myanmar’s political situation remains fluid, and there remains the possibility of reinstated sanctions.
New Zealand. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or emerging markets. New Zealand is a country heavily dependent on free trade, particularly in agricultural products. This makes New Zealand particularly vulnerable to international commodity prices and global economic slowdowns. Its principal export industries are agriculture, horticulture, fishing and forestry.
Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Ongoing border disputes with India may result in armed conflict between the two nations, and Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of international support, which may be significantly reduced or terminated in response to changes in the political leadership of Pakistan. Pakistan faces a wide range of other economic problems and risks, such as the uncertainty over the privatization efforts, the substantial natural resource constraints it is subject to, its large budgetary and current account deficits as well as trade deficits, its judicial system that is still developing and widely perceived as lacking transparency, and inflation.
Papua New Guinea. Papua New Guinea is a small country that faces challenges in maintaining political stability. The government intrudes in many aspects of the economy through state ownership and regulation. Despite promises from the government to address rampant corruption, corruption and nepotism remain pervasive and often go unpunished. Other challenges facing Papua New Guinea include providing physical security for foreign investors, regaining investor confidence, restoring integrity to state institutions, privatizing state institutions, improving its legal system and maintaining good relations with Australia. Exploitation of Papua New Guinea’s natural resources is limited by terrain, land tenure issues and the high cost of developing infrastructure. Papua New Guinea has several thousand distinct and heterogeneous indigenous communities, which create additional challenges in dealing with tribal conflicts, some of which have been going on for millennia.
Philippines. Philippines’ consistently large budget deficit has produced a high debt level and has forced the country to spend a large portion of its national government budget on debt service. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization.
Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Singapore has been a leading manufacturer of electronics goods. However, competition from other countries in this and related industries, and adverse Asian economic influences generally, may negatively affect Singapore’s economy.

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Sri Lanka. Civil war and terrorism have disrupted the economic, social and political stability of Sri Lanka for decades. While these tensions appear to have lessened, there is the potential for continued instability resulting from ongoing ethnic conflict. Sri Lanka faces severe income inequality, high inflation and a sizable public debt load. Sri Lanka relies heavily on foreign assistance in the form of grants and loans from a number of countries and international organizations such as the World Bank and the Asian Development Bank. Changes in international political sentiment may have significant adverse effects on the Sri Lankan economy.
Thailand. In recent years Thailand has experienced increased political, social and militant unrest, negatively impacting tourism and the broader economy. Thailand’s political institutions remain unseasoned, increasing the risk of political instability. Since 2005, Thailand has experienced several rounds of political turmoil, including a military coup in September 2006 that replaced Thailand’s elected government with new leadership backed by a military junta. Political and social unrest have continued following the 2006 coup and have resulted in disruptions, violent protests and clashes between citizens and the government. In May 2014, after months of large-scale anti-government protests, another military coup was staged, and a new military junta was established to govern the nation. In March 2019, after many rounds of delays, the first general election since the 2014 coup was held in Thailand. The election has been widely considered a contest between the pro‑military and pro‑democracy forces, and the outcome of the election could lead to further political instability in Thailand. These events have negatively impacted the Thai economy, and the long-term effect of these developments remains unclear. The Thai government has historically imposed investment controls apparently designed to control volatility in the Thai baht and to support certain export-oriented Thai industries. These controls have largely been suspended, although there is no guarantee that such controls will not be re‑imposed. However, partially in response to these controls, an offshore market for the exchange of Thai baht developed. The depth and transparency of this market have been uncertain.
Risks Associated with Other Regions
Africa and the Middle East
The economies of certain African and Middle Eastern countries are in the earliest stages of economic development, which may result in a high concentration of trading volume and market capitalization in a small number of issuers or a limited number of industries. There are typically fewer brokers in African and Middle Eastern countries, and they are typically less well capitalized than brokers in the United States or other developed markets. Many African nations have a history of military intervention, dictatorship, civil war, and corruption, which all limit the effectiveness of markets in those countries. Many Middle Eastern countries are facing political and economic uncertainty, with little or no democratic tradition or free market history, which could result in significant economic downturn.
During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation than if market quotations had been used, and there is no assurance that the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, or the Matthews Emerging Markets Small Companies Fund could sell or close out a portfolio position for the value established for it at any time. Further, the economies of many Middle Eastern and African countries are largely dependent on, and linked together by, certain commodities (such as gold, silver, copper, diamonds, and oil). As a result, African and Middle Eastern economies are vulnerable to changes in commodity prices, and fluctuations in demand for these commodities could significantly impact economies in these regions. A downturn in one country’s economy could have a disproportionally large effect on others in the region.
U.S. Securities Risk
Certain Funds invest to a limited extent in stocks issued by U.S. companies. U.S. stocks have certain risks similar to equity securities issued in other countries, such as declines in value over short or extended periods as a result of changes in a company’s financial condition or the overall market as well as economic and political conditions. Although U.S. stocks have enjoyed many years of favorable returns, they have more recently experienced volatility based on political and economic events such as trade disputes. In addition, interest rate increases in the U.S. may adversely affect stocks.
Risks Associated with Investment in a Smaller Number of Companies or Industries
From time to time, a relatively small number of companies and industries may represent a large portion of the total stock market in a particular country or region, and these companies and industries may be more sensitive to adverse social, political, economic or regulatory developments than funds whose portfolios are more diversified. Events affecting a small number of companies or industries may have a significant and potentially adverse impact on your investment in the Funds, and the Funds’ performance may be more volatile than that of funds that invest globally.
Credit Ratings Risk
In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time (but not other risks, including market risks). Credit ratings are determined by rating organizations, such as Moody’s, S&P, and Fitch, based on their view of past and potential developments related to an issuer (or security). Such potential developments may not reflect actual developments and a rating organization’s evaluation may be incomplete or inaccurate. For a further description of credit ratings, see “Appendix: Bond Ratings” in the Funds’ SAI.

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Passive Foreign Investment Companies Risk
The Funds may invest in PFICs. Investments in PFICs may subject the Funds to taxes and interest charges that cannot be avoided, or that can be avoided only through complex methods that may have the effect of imposing a less favorable tax rate or accelerating the recognition of gains and payment of taxes.
Initial Public Offerings (“IPOs”) Risk
IPOs of securities issued by unseasoned companies with little or no operating history are risky, and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Funds or may be available only in very limited quantities. Thus, when a Fund’s size is smaller, any gains or losses from IPOs may have an exaggerated impact on the Fund’s performance than when it is larger. The Funds’ portfolio managers are permitted to engage in short-term trading of IPOs. Although IPO investments have had a positive impact on the performance of some Funds, there can be no assurance that a Fund will have favorable IPO investment opportunities in the future or that a Fund’s investments in IPOs will have a positive impact on its performance.
Market Timing and Other Short-Term Trading Risk
The Funds are not intended for short-term trading by investors. Investors who hold shares of the Funds for the short term, including market-timers, may harm the Funds and other shareholders by diluting the value of their shares, disrupting management of a Fund’s portfolio and causing a Fund to incur additional costs, which are borne by non‑redeeming shareholders. The Funds attempt to discourage time-zone arbitrage and similar market-timing activities, which seek to benefit from any differences between a Fund’s NAV and the fair value of its holdings that may occur between the closing times of foreign and U.S. markets, with the latter generally used to determine when each Fund’s NAV is calculated. See page 131 for additional information on the Funds’ policies and procedures related to short-term trading and market-timing activity.
Risks Associated with Investment in China A Shares
Matthews has applied for and received a license as a Qualified Foreign Investor (“QFI”) from the China Securities Regulatory Commission and has been registered with the State Administration of Foreign Exchange of China for the inward and outward remittance of funds in foreign currencies and/or offshore renminbi (the “QFI Status”), by which Matthews may invest in stocks of Chinese companies listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange and traded and denominated in the currency of China, the renminbi (“China A Shares”) on behalf of clients whose portfolios it manages, including for this purpose any series, sub‑fund, sleeve, or other sub‑account of such client (each an “A Share Investor”). For a further discussion of China A Shares and risks associated with investing in China A Shares, see “Risks Associated with Investing in China A Shares” in the Funds’ SAI.
Matthews, as a QFI license holder, maintains custody of China A Share assets with a local custodian in its own name for the benefit of the A Share Investors (the “A Share Account”). In addition, the local Chinese custodian will maintain, on its books and records, a sub‑account on behalf of each A Share Investor with respect to the China A Share assets held by each individual A Share Investor.
Matthews has agreed with each A Share Investor that Matthews has and shall have no beneficial interest in such China A Share assets and that they belong exclusively to the individual A Share Investors in whose name they are held on the books and records of the Chinese custodian. In addition, each A Share Investor has agreed that such A Share Investor has an interest solely in the China A Share assets held through the QFI Status of Matthews that are registered in its name on the books and records of the Chinese custodian, and that they have no interest in any China A Share assets held on the books and records of the Chinese custodian in the name of any other A Share Investor.
A Share Investors, including the Funds, bear the costs of maintaining their sub‑account on the books and records of the Chinese custodian, as well as their share of the costs of maintaining the A Share Account.
Although China A Shares generally trade in liquid markets, because of the repatriation requirements imposed by the Chinese government, a Fund’s investment in China A Shares may be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities.
Investing in China A Shares through Stock Connect. A Fund may purchase China A Shares through the Shanghai and Shenzhen - Hong Kong Stock Connect (“Stock Connect”). The Stock Connect program is a mutual market access program designed to enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A Shares through Stock Connect. Specifically, trading can be affected by market or bank closures, quota limits, and certain pre‑delivery and pre-validation requirements, such that a Fund may not be able to purchase or dispose of its shares in a timely manner. In addition, a Fund’s purchase of China A Shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. A Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System, which may limit Matthews’ ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.
General Risks Associated with Public Health Emergencies; Impact of the Coronavirus (COVID‑19)
Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the recent novel coronavirus (“COVID‑19”) pandemic, can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and any similar future emergencies may materially and adversely impact

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economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.
The extent of the ongoing impact of COVID‑19 (and the resulting decline and disruption in economic and commercial activity across many of the world’s economies), including new strains of the underlying virus, on global economic conditions, and on the operations, financial condition, and per-
formance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible.
The ongoing COVID‑19 crisis and any other public health emergency could have a significant adverse impact on the Funds’ investments and result in significant investment losses.

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Management of the Funds

Matthews International Capital Management, LLC is the investment advisor to the Funds. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 800.789.ASIA (2742). Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian securities. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day‑to‑day operations, and provides the personnel needed by the Funds with respect to Matthews’ responsibilities pursuant to an Investment Advisory Agreement dated as of February 1, 2016 between Matthews and the Trust, on behalf of the Funds (as amended from time to time, the “Advisory Agreement”). Matthews also furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds pursuant to the Services Agreement (as defined below).
Pursuant to the Advisory Agreement, the Funds, other than the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund (such Funds collectively, the “Family-Priced Funds”), in the aggregate, pay Matthews 0.75% of the aggregate average daily net assets of the Family-Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family-Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family-Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family-Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family-Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family-Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family-Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family-Priced Funds over $45 billion. The Family-Priced Funds shall pay to Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Funds’ average daily net assets for the month.
Pursuant to the Advisory Agreement, each of the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund pays Matthews a fee equal to 1.00% of its average daily net assets up to $1 billion and 0.95% of its average daily net assets over $1 billion. Each of the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund shall pay to Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on such Fund’s average daily net assets for the month.
A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Funds is available in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2022.
For the fiscal year ended December 31, 2022, the Funds paid investment management fees to Matthews as follows (as a percentage of average net assets):

Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund	0.67%

Matthews Emerging Markets Small Companies Fund, Matthews China Small Companies Fund	1.00%
Matthews may delegate certain portfolio management activities with respect to one or more Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the affected Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.
Pursuant to an administration and shareholder services agreement dated as of August 13, 2004 (as amended from time to time, the “Services Agreement”), the Matthews Asia Funds in the aggregate pay Matthews 0.25% of the aggregate average daily net assets of the Matthews Asia Funds up to $2 billion, 0.1834% of the aggregate average daily net assets of the Matthews Asia Funds over $2 billion up to $5 billion, 0.15% of the aggregate average daily net assets of the Matthews Asia Funds over $5 billion up to $7.5 billion, 0.125% of the aggregate average daily net assets of the Matthews Asia Funds over $7.5 billion up to $15 billion, 0.11% of the aggregate average daily net assets of the Matthews Asia Funds over $15 billion up to $22.5 billion, 0.10% of the aggregate average daily net assets of the Matthews Asia Funds over $22.5 billion up to $25 billion, 0.09% of the aggregate average daily net assets of the Matthews Asia Funds over $25 billion up to $30 billion, 0.08% of the aggregate average daily net assets of the Matthews Asia Funds over $30 billion up to $35 billion, 0.07% of the aggregate average daily net assets of the Matthews Asia Funds over $35 billion up to $40 billion, 0.06% of the aggregate average daily net assets of the Matthews Asia Funds over $40 billion up to $45 billion, and 0.05% of the aggregate average daily net assets of the Matthews Asia Funds over

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$45 billion. Matthews receives this compensation for providing certain administrative and shareholder services to the Matthews Asia Funds and current shareholders of the Matthews Asia Funds, including overseeing the activities of the Matthews Asia Funds’ transfer agent, accounting agent, custodian and administrator; assisting with the daily calculation of the Matthews Asia Funds’ net asset values; overseeing each Matthews Asia Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Matthews Asia Funds’ third-party administrator and other parties for Board meetings; coordinating and executing fund launches and closings (as applicable); general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technology; responding to shareholder communications including coordinating shareholder mailings, ordinary proxy statements, annual reports, prospectuses and other correspondence from the Matthews Asia Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Matthews Asia Funds’ transfer agent or other intermediaries (such as fund supermarkets); communicating with investment advisors whose clients own or hold shares of the Matthews Asia Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.
Pursuant to an operating expenses agreement, dated as of November 4, 2003 (as amended from time to time, the “Operating Expenses Agreement”), for all Funds other than the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, and the Matthews Emerging Markets Small Companies Fund, Matthews has agreed (i) to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b‑1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20%, first by waiving class specific expenses (e.g., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non‑class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any non‑class specific expenses of the Institutional Class are waived for the Institutional Class, Matthews has also agreed to waive an equal amount of non‑class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because no class specific expenses will be waived for the Investor Class, the total annual operating expenses after fee waiver and expense reimbursement for the
Investor Class would be 1.20% plus the sum of (i) the amount (in annual percentage terms) of the class specific expenses incurred by the Investor Class that exceed those incurred by the Institutional Class; and (ii) the amount (in annual percentage terms) of the class specific expenses reduced for the Institutional Class and not the Investor Class. For the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, and the Matthews Emerging Markets Small Companies Fund, Matthews has agreed to reduce this expense limitation to 0.90%, 1.15% and 1.15%, respectively, for the Institutional Class.
In turn, if a Fund’s expenses fall below the expense limitation within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For each Fund, this agreement will continue through April 30, 2024 and may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), effective as of September 1, 2014, as amended, between the Trust, on behalf of the Family-Priced Funds, and Matthews, for each Family-Priced Fund, Matthews has contractually agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Advisory Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Matthews may not recoup fees waived pursuant to the Fee Waiver Agreement. The Board has approved the Fee Waiver Agreement for an additional one‑year term through April 30, 2024 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date.
Each Fund offers Investor and Institutional Class shares to eligible investors. Investor Class shares and Institutional Class shares have different expenses, which will result in different performance for each class of shares. Shares of the two classes of each Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

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Portfolio Managers
Each of the Funds is managed by one or more Portfolio Managers. A Portfolio Manager of a Fund is primarily responsible for its day‑to‑day investment management decisions. Lead Managers are supported by and consult with Co-Managers.

ROBERT J. HORROCKS, PhD
Robert Horrocks is Chief Investment Officer and a Portfolio Manager at Matthews and has been a Matthews Asia Funds Trustee since 2018. He manages the firm’s Asian Growth and Income Strategy and co‑manages the Asia Dividend and Asia ex Japan Dividend Strategies. As Chief Investment Officer, Robert oversees the firm’s investment process and investment professionals and sets the research agenda for the investment team. Before joining Matthews in 2008, Robert was Head of Research at Mirae Asset Management in Hong Kong. From 2003 to 2006, Robert served as Chief Investment Officer for Everbright Pramerica in China, establishing its quantitative investment process. He started his career as a Research Analyst with WI Carr Securities in Hong Kong before moving on to spend eight years working in several different Asian jurisdictions for Schroders, including stints as Country General Manager in Taiwan, Deputy Chief Investment Officer in Korea and Designated Chief Investment Officer in Shanghai. Robert earned his PhD in Chinese Economic History from Leeds University in the United Kingdom and is fluent in Mandarin. Robert has been a Portfolio Manager of the Matthews Asian Growth and Income Fund since 2009 and of the Matthews Asia Dividend Fund since 2013.	Lead Manager Matthews Asian Growth and Income Fund Matthews Asia Dividend Fund

SIDDHARTH BHARGAVA
Siddharth Bhargava is a Portfolio Manager at Matthews and co‑manages the firm’s Asian Growth and Income and Asia Dividend Strategies. Prior to joining the firm in 2011, he was an Investment Analyst at Navigator Capital. Siddharth also served as a credit and debt market research assistant to Dr. Edward Altman at the New York University Salomon Center. From 2005 to 2008, he was a Credit Analyst at Sandell Asset Management. Siddharth received a B.A. in Economics from the University of Virginia and an MBA from the Stern School of Business at New York University. He is fluent in Hindi and conversational in German. Siddharth has been a Portfolio Manager of the Matthews Asian Growth and Income Fund since 2021 and the Matthews Asia Dividend Fund since 2022	Co‑Manager Matthews Asian Growth and Income Fund Matthews Asia Dividend Fund

WINNIE CHWANG
Winnie Chwang is a Portfolio Manager at Matthews and manages the firm’s China Small Companies and China Dividend Strategies and co‑manages the firm’s China, Pacific Tiger and Asia Dividend Strategies. She joined the firm in 2004 and has built her investment career at the firm. Winnie earned an M.B.A. from the Haas School of Business and received her B.A. in Economics with a minor in Business Administration from the University of California, Berkeley. She is fluent in Mandarin and conversational in Cantonese. Winnie has been a Portfolio Manager of the Matthews China Fund since 2014, of the Matthews China Small Companies Fund since 2020, of the Matthews Pacific Tiger Fund since 2021, of the Matthews Asia Dividend Fund since 2022 and of the Matthews China Active ETF since its inception in 2022.	Lead Manager Matthews China Small Companies Fund Matthews China Dividend Fund Co‑Manager Matthews China Fund Matthews Pacific Tiger Fund Matthews Asia Dividend Fund Matthews China Active ETF

DONGHOON HAN
Donghoon Han is a Portfolio Manager at Matthews and co‑manages the firm’s Japan Strategy. Prior to joining the firm in 2020, Donghoon was Vice President and portfolio manager at Goldman Sachs Asset Management in Tokyo, responsible for investments in technology, automotive and transportation sectors in Japan. From 2014 to 2016, he worked as a Senior Associate at Citadel Global Equities covering technology and industrial sectors in Japan. From 2010 to 2014, he also worked as a Senior Associate at Dodge & Cox covering global technology sector with a focus on semiconductors and electronic components. Donghoon is fluent in Japanese and Korean. He received his B.A. in International Liberal Arts from Waseda University in Tokyo. Donghoon is a Chartered Member of the Securities Analysts Association of Japan. Donghoon has been a Portfolio Manager of the Matthews Japan Fund since 2023.	Co‑Manager Matthews Japan Fund

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TAIZO ISHIDA
Taizo Ishida is a Portfolio Manager at Matthews and manages the firm’s Asia Growth and Japan Strategies, and co‑manages the firm’s Asia Innovators Strategy. Prior to joining Matthews in 2006, Taizo spent six years on the global and international teams at Wellington Management Company as a Vice President and Portfolio Manager. From 1997 to 2000, he was a Senior Securities Analyst and a member of the international investment team at USAA Investment Management Company. From 1990 to 1997, he was a Principal and Senior Research Analyst at Sanford Bernstein & Co. Prior to beginning his investment career at Yamaichi International (America), Inc. as a Research Analyst, he spent two years in Dhaka, Bangladesh as a Program Officer with the United Nations Development Program. Taizo received a B.A. in Social Science from International Christian University in Tokyo and an M.A. in International Relations from The City College of New York. He is fluent in Japanese. Taizo has been a Portfolio Manager of the Matthews Asia Growth Fund since 2007, of the Matthews Japan Fund since 2006, and of the Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF since 2022.	Lead Manager Matthews Asia Growth Fund Matthews Japan Fund Co‑Manager Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF

JOHN PAUL LECH
John Paul Lech is a Portfolio Manager at Matthews and manages the firm’s Emerging Markets Equity and Emerging Markets ex China Strategies. Prior to joining the firm in 2018, he spent most of his 10 years at OppenheimerFunds as an Analyst and Portfolio Manager on a diversified emerging market equity strategy. John Paul started his career as an Analyst and Associate at Citigroup Global Markets, Inc. He is fluent in Spanish and conversational in French and Portuguese. John Paul earned both an M.A. and a B.S.F.S. from the Walsh School of Foreign Service at Georgetown University. John Paul has been a Portfolio Manager of the Matthews Emerging Markets Equity Fund since its inception in 2020, of the Matthews Emerging Markets Equity Active ETF since its inception in 2022 and of the Matthews Emerging Market ex China Active ETF since its inception in 2023.	Lead Manager Matthews Emerging Markets Equity Fund Matthews Emerging Markets Equity Active ETF Matthews Emerging Markets ex China Active ETF

ELLI LEE
Elli Lee is a Portfolio Manager at Matthews and manages the firm’s Korea Strategy and co‑manages the firm’s Asia Dividend and China Dividend, and Asian Growth and Income Strategies. Prior to joining the firm in 2016, Elli worked at Bank of America Merrill Lynch for 10 years, most recently in Korean Equity Sales and previously as an Equity Research Analyst covering South Korea’s engineering, construction, steel and education sectors. From 2003 to 2005, Elli was an Investor Relations Specialist at Hana Financial Group in Seoul. She earned a Master of Science in Global Finance from the Hong Kong University of Science and Technology Business School and New York University Stern School of Business, and received a B.A. in Economics from Bates College. Elli is fluent in Korean. Elli has been a Portfolio Manager of the Matthews Korea Fund since 2019, of the Matthews Asia Dividend Fund since 2022, of the Matthews Asian Growth and Income Fund since 2023, and of the Matthews Korea Active ETF since its inception in 2023.	Lead Manager Matthews Korea Fund Matthews Korea Active ETF Co‑Manager Matthews Asia Dividend Fund Matthews China Dividend Fund Matthews Asian Growth and Income Fund

KENNETH LOWE, CFA
Kenneth Lowe is a Portfolio Manager at Matthews and manages the firm’s Asian Growth and Income and Asia Dividend Strategies. Prior to joining Matthews in 2010, he was an Investment Manager on the Asia and Global Emerging Market Equities Team at Martin Currie Investment Management in Edinburgh, Scotland. Kenneth received an M.A. in Mathematics and Economics from the University of Glasgow. Kenneth has been a Portfolio Manager of the Matthews Asian Growth and Income Fund since 2011 and of the Matthews Asia Dividend Fund since 2022.	Lead Manager Matthews Asian Growth and Income Fund Matthews Asia Dividend Fund

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ANDREW MATTOCK, CFA
Andrew Mattock is a Portfolio Manager at Matthews and manages the firm’s China and China Small Companies Strategies, and co‑manages the firm’s Pacific Tiger, China Dividend, and Emerging Markets Equity Strategies. Prior to joining the firm in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant. Andrew has been a Portfolio Manager of the Matthews China Fund since 2015, of the Matthews China Small Companies Fund since 2020, of the Matthews China Dividend Fund and Matthews Pacific Tiger Fund since 2022, of the Matthews China Active ETF since its inception in 2022, and of the Matthews Emerging Markets Equity Fund and Matthews Emerging Markets Equity Active ETF since 2023.
Lead Manager
Matthews China Fund

Matthews China Small Companies Fund

Matthews China Active ETF

Co‑Manager
Matthews Pacific Tiger Fund

Matthews China Dividend Fund

Matthews Emerging Markets Equity Fund

Matthews Emerging Markets Equity Active ETF

PEEYUSH MITTAL, CFA
Peeyush Mittal is a Portfolio Manager at Matthews and manages the firm’s India Strategy and co‑manages the firm’s Emerging Markets Equity, Emerging Markets ex China, and Asia Growth Strategies. Prior to joining the firm in 2015, he spent over three years at Franklin Templeton Asset Management India, most recently as a Senior Research Analyst. Previously, he was with Deutsche Asset & Wealth Management New York, from 2009 to 2011, researching U.S. and European stocks in the industrials and materials sectors. Peeyush began his career in 2003 with Scot Forge as an Industrial Engineer, and was responsible for implementing Lean Manufacturing systems on the production shop floor. Peeyush earned his M.B.A from The University of Chicago Booth School of Business. He received a Master of Science in Industrial Engineering from The Ohio State University and received a Bachelor of Technology in Metallurgical Engineering from The Indian Institute of Technology Madras. He is fluent in Hindi. Peeyush has been a Portfolio Manager of the Matthews India Fund since 2018, and of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, and Matthews Asia Growth Fund since 2023.	Lead Manager Matthews India Fund Co‑Manager Matthews Emerging Markets Equity Fund Matthews Emerging Markets Equity Active ETF Matthews Emerging Markets ex China Active ETF Matthews Asia Growth Fund

MICHAEL J. OH, CFA
Michael Oh is a Portfolio Manager at Matthews and manages the firm’s Asia Innovators and Korea Strategies and co‑manages the Asia Growth Strategy. Michael joined Matthews in 2000 and has built his investment career at the firm. Michael received a B.A. in Political Economy of Industrial Societies from the University of California, Berkeley. He is fluent in Korean. Michael has been a Portfolio Manager of the Matthews Korea Fund since 2007, of the Matthews Asia Innovators Fund since 2006, of the Matthews Asia Growth Fund since 2020,of the Matthews Asia Innovators Active ETF since its inception in 2022, and of the Matthews Korea Active ETF since its inception in 2023.	Lead Manager Matthews Korea Fund Matthews Korea Active ETF Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF Co‑Manager Matthews Asia Growth Fund

SOJUNG PARK
Sojung Park is a Portfolio Manager at Matthews Asia and co‑manages the firm’s Korea Strategy. Prior to joining the firm in 2016, she earned an MBA from the University of Chicago’s Booth School of Business. From 2010 to 2013, Sojung worked as an Equity Research Analyst at HSBC Securities as primary analyst for mid‑cap companies in the Korean financial services sector, and from 2009 to 2010, was an Equity Research Associate at E*Trade Securities. She received a Bachelor of Business Administration from Seoul National University and is fluent in Korean. Sojung has been a Portfolio Manager of the Matthews Korea Fund since 2022 and of the Matthews Korea Active ETF since its inception in 2023.	Co‑Manager Matthews Korea Fund Matthews Korea Active ETF

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SHARAT SHROFF, CFA
Sharat Shroff is a Portfolio Manager at Matthews and manages the firm’s Pacific Tiger Strategy and co‑manages the India Strategy. Prior to joining Matthews in 2005, Sharat worked in the San Francisco and Hong Kong offices of Morgan Stanley as an Equity Research Associate. Sharat received a Bachelor of Technology from the Institute of Technology in Varanasi, India and an M.B.A. from the Indian Institute of Management, in Calcutta, India. He is fluent in Hindi and Bengali. Sharat has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2008 and of the Matthews India Fund since 2006.	Lead Manager Matthews Pacific Tiger Fund Co‑Manager Matthews India Fund

INBOK SONG
Inbok Song is a Portfolio Manager at Matthews and manages the firm’s Pacific Tiger Strategy and co‑manages the firm’s Emerging Markets Sustainable Future and Asia Innovators Strategies. Prior to rejoining the firm in 2019, Inbok spent three years at Seafarer Capital Partners as a portfolio manager, the firm’s Director of Research and chief data scientist. Previously she was at Thornburg Investment Management as an associate portfolio manager. From 2007 to 2015, she was at Matthews, most recently as a portfolio manager. From 2005 to 2006, Inbok served as an Analyst and Technology Specialist at T. Stone Corp., a private equity firm in Seoul, South Korea. From 2004 to 2005, she was a research engineer for Samsung SDI in Seoul. Inbok received both a B.A. and Masters in Materials Science and Engineering from Seoul National University. She received a Masters in International Management from the University of London, King’s College, and also an M.A. in Management Science and Engineering, with a concentration in finance from Stanford University. Inbok is fluent in Korean. Inbok has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2019, and of the Matthews Emerging Markets Sustainable Future Fund, Matthews Asia Innovators Fund, and Matthews Asia Innovators Active ETF since 2023.	Lead Manager Matthews Pacific Tiger Fund Co‑Manager Matthews Emerging Markets Sustainable Future Fund Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF

JEREMY SUTCH, CFA
Jeremy Sutch, CFA, is a Portfolio Manager at Matthews and co‑manages the firm’s Emerging Markets Small Companies Strategy. Prior to joining the firm in 2015, he was Director and Global Head of Emerging Companies at Standard Chartered Bank in Hong Kong from 2012 to 2015, responsible for the fundamental analysis of companies in Asia, with a particular focus on small- and mid‑capitalization companies. From 2009 to 2012, he was Managing Director at MJP Capital in Hong Kong, which he co‑founded. His prior experience has included managing small‑cap equities at Indus Capital Advisors and serving as Head of Hong Kong Research for ABN AMRO Asia Securities. Jeremy earned an M.A. in French and History from the University of Edinburgh. Jeremy has been a Portfolio Manager of the Matthews Emerging Markets Small Companies Fund since 2021.	Co‑Manager Matthews Emerging Markets Small Companies Fund

SHUNTARO TAKEUCHI
Shuntaro Takeuchi is Head of Research and a Portfolio Manager at Matthews and manages the firm’s Japan Strategy. Prior to joining the firm in 2016, he was an Executive Director for Japan Equity Sales at UBS Securities LLC in New York. Beginning in 2003, he worked on both Japanese Equity and International Equity Sales at UBS Japan Securities, based in Tokyo, and held the position of Special Situations Analyst from 2006 to 2008, and Head of International Equity Sales from 2009 to 2013. Before that, he worked at Merrill Lynch Japan from 2001 to 2003 in U.S. Equity Sales. Shuntaro received a B.A. in Commerce and Management from Hitotsubashi University in Tokyo. He is fluent in Japanese. Shuntaro has been a Portfolio Manager of the Matthews Japan Fund since 2019.	Lead Manager Matthews Japan Fund

VIVEK TANNEERU
Vivek Tanneeru is a Portfolio Manager at Matthews and manages the firm’s Emerging Markets Sustainable Future and Emerging Markets Small Companies Strategies. Prior to joining Matthews in 2011, Vivek was an Investment Manager on the Global Emerging Markets team of Pictet Asset Management in London. While at Pictet, he also worked on the firm’s Global Equities team, managing Japan and Asia ex Japan markets. Before earning his M.B.A. from the London Business School in 2006, Vivek was a Business Systems Officer at The World Bank and served as a Consultant at Arthur Andersen Business Consulting and Citicorp Infotech Industries. He interned at Generation Investment Management while studying for his M.B.A. Vivek received his Master’s in Finance from the Birla Institute on Technology & Science in India. He is fluent in Hindi and Telugu. Vivek has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund since its inception in 2015 and of the Matthews Emerging Markets Small Companies Fund since 2020.	Lead Manager Matthews Emerging Markets Sustainable Future Fund Matthews Emerging Markets Small Companies Fund

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ALEX ZARECHNAK
Alex Zarechnak is a Portfolio Manager at Matthews Asia and manages the firm’s Emerging Markets Equity and Emerging Markets ex China Strategies and co-manages the firm’s Emerging Markets Small Companies Strategy. Prior to joining the firm in 2020, he spent a total of 15 years (1998 – 2006 and 2012 – 2019) at Wellington Management as an analyst for the firm’s flagship Emerging Markets Equity Fund as a generalist first covering CEEMEA, then Latin America. From 2006-2012, he was a regional equity analyst at Capital Group, covering Emerging Markets with a focus on energy, telecoms and consumer sectors in Latin America and CEEMEA. Alex began his Emerging Markets career as a Russia equity analyst with Templeton Emerging Markets, based in Moscow. He earned a B.A. in Economics and Government from the College of William and Mary. Alex is fluent in Russian. Alex has been a Portfolio Manager of the Matthews Emerging Markets Equity Fund since 2022, of the Matthews Emerging Markets Equity Active ETF since its inception in 2022, of the Matthews Emerging Markets ex China Active ETF since its inception in 2023, and of the Matthews Emerging Markets Small Companies Fund since 2023.	Lead Manager Matthews Emerging Markets Equity Fund Matthews Emerging Markets Equity Active ETF Matthews Emerging Markets ex China Active ETF Co‑Manager Matthews Emerging Markets Small Companies Fund

SHERWOOD ZHANG, CFA
Sherwood Zhang is a Portfolio Manager at Matthews and manages the firm’s China Dividend Strategy and co-manages the firm’s Asia ex Japan Total Return Equity and China Strategies. Prior to joining Matthews in 2011, Sherwood was an analyst at Passport Capital from 2007 to 2010, where he focused on such industries as property and basic materials in China as well as consumer-related sectors. Before earning his M.B.A. in 2007, Sherwood served as a Senior Treasury Officer for Hang Seng Bank in Shanghai and Hong Kong, and worked as a Foreign Exchange Trader at Shanghai Pudong Development Bank in Shanghai. He received his M.B.A. from the University of Maryland and his Bachelor of Economics in Finance from Shanghai University. Sherwood is fluent in Mandarin and speaks conversational Cantonese. Sherwood has been a Portfolio Manager of the Matthews China Dividend Fund since 2014, of the Matthews China Fund since 2022 and of the Matthews China Active ETF since its inception in 2022.	Lead Manager Matthews China Dividend Fund Co‑Manager Matthews China Fund Matthews China Active ETF

Except in times of restricted travel such as during the COVID-19 pandemic, the investment team travels extensively to Asian and emerging market countries to conduct research relating to those markets. The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in each Fund.

MANAGEMENT OF THE FUNDS	125

Investing in the Matthews Asia Funds

Pricing of Fund Shares
The price at which the Funds’ shares are bought or sold is called the net asset value per share, or NAV. The NAV is computed once daily as of the close of regular trading on the NYSE, generally 4:00 PM Eastern Time, on each day that the exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The NAV is computed by adding the value of all securities and other assets of the Fund attributable to the relevant class, deducting any liabilities, and dividing by the total number of outstanding shares of the relevant class. A Fund’s expenses are generally accounted for by estimating the total expenses for the year and applying each day’s estimated expense when the NAV calculation is made.
The value of the Funds’ exchange-traded securities is based on market quotations for those securities, or on their fair value determined by or under the direction of the Board of Trustees (as described below). Market quotations are provided by pricing services that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading of the primary exchange on which they trade. Securities that trade in over‑the‑counter markets, including most debt securities (bonds), may be valued using indicative bid quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board of Trustees (as described below). The Funds may also utilize independent pricing services to assist it in determining a current market value for each security based on sources believed to be reliable.
Foreign values of the Funds’ securities are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Funds’ Pricing and Valuation Policy and Procedures. The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and Matthews.
The Funds value any exchange-traded security for which market quotations are unavailable (e.g., when trading of a security is suspended) or have become unreliable, and any over‑the‑counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Funds’ Pricing and Valuation Policy and Procedures and subject to the Board’s oversight, by a pricing service retained by the Funds that is independent of the Funds and Matthews.
There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security.
In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian and other foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to a Valuation Committee composed of employees of Matthews (some of whom may also be officers of the Funds). In these circumstances, the Valuation Committee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Funds’ Pricing and Valuation Policy and Procedures and subject to the oversight of the Board. When fair value pricing is employed (whether through the Funds’ independent pricing service or the Valuation Committee), the prices of a security used by a Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day. The Funds generally fair value securities daily to avoid, among other things, the use of stale prices. In addition, changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific and other foreign market securities. Similarly, changes in a Fund’s NAV may not track changes in the value of closed‑end investment companies, exchange-traded funds or other similar investment vehicles.
Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed, and the NAVs are therefore not calculated. Accordingly, the NAVs of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.
Indian securities in the Funds may be subject to a short-term capital gains tax in India on gains realized upon disposition of securities lots held less than one year. The Funds accrue for this potential expense, which reduces their net asset values. For further information regarding this tax, please see page 134.
Purchasing Shares
The Funds are open for business each day the NYSE is open. You may purchase shares directly from the Funds by mail, by telephone, online or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE

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INDIVIDUAL RETIREMENT ACCOUNTS
The Funds offer Individual Retirement Accounts (IRAs). Applications for IRAs may be obtained by calling 800.789.ASIA (2742) or by visiting matthewsasia.com.
Traditional IRA
A Traditional IRA is an IRA with contributions that may or may not be deductible depending on your circumstances. Assets grow tax‑deferred; withdrawals and distributions are taxable in the year made.
Spousal IRA
A Spousal IRA is an IRA funded by a working spouse in the name of a non‑working spouse.
Roth IRA
A Roth IRA is an IRA with non‑deductible contributions and tax‑free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.
OTHER ACCOUNTS
Coverdell Education Savings Account
Similar to a non‑deductible IRA, a Coverdell Education Savings Account (ESA) allows you to make non‑deductible contributions that can grow tax‑free and if used for qualified educational expenses can be withdrawn free of federal income taxes.
For more complete IRA or Coverdell ESA information or to request applications, please call 800.789.ASIA (2742) to speak with a Fund representative or visit matthewsasia.com.

(generally 4:00 PM Eastern Time) on a day the Funds’ NAVs are calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated.
You may purchase shares of the Funds directly through the Funds’ transfer agent by calling 800.789.ASIA (2742). Shares of the Funds may also be purchased through various securities brokers and benefit plan administrators or their sub‑agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a commission or other service or transaction fee for their services. Each share class may have a different or no such commission or fee. You should contact them directly for information regarding how to invest or redeem through them. If you purchase or redeem shares through the Funds’ transfer agent or a Third-Party Intermediary, you will receive the NAV calculated after receipt of the order by it on any day the NYSE is open. A Fund’s NAV is calculated as of the close of regular trading on the NYSE (generally, 4:00 PM Eastern Time) on each day that the NYSE is open. If your order is received by the Fund or a Third-Party Intermediary after that time, it will be purchased or redeemed at the next-calculated NAV.
The Funds may reject for any reason, or cancel as permitted or required by law, any purchase order at any time.
Brokers and benefit plan administrators who perform transfer agency and shareholder servicing for the Funds may receive fees from the Funds for these services. Brokers and benefit plan administrators who also provide distribution services to the Funds may be paid by Matthews (out of its own resources) for providing these services. For further information, please see Additional Information about Shareholder Servicing and Other Compensation to Intermediaries on page 133.
You may purchase shares of the Funds by mail, by telephone, online or by wire. New accounts may be opened online or by mailing a completed application. Please see Opening an Account on page 128, and Telephone and Online Transactions on page 131. Call 800.789.ASIA (2742) or visit matthewsasia.com for details.
The Funds do not accept third-party checks, temporary (or starter) checks, bank checks, cash, credit card checks, traveler’s checks, cashier’s checks, official checks or money orders. If the Funds receive notice of insufficient funds for a purchase made by check, the purchase will be cancelled and you will be liable for any related losses or fees the Fund or its transfer agent incurs. The Funds may reject any purchase order or stop selling shares of the Funds at any time. Also, the Funds may vary or waive the initial investment minimum and minimums for additional investments.
Additionally, if any transaction is deemed to have the potential to adversely impact any of the Funds, the Funds reserve the right to, among other things, reject any purchase order or exchange request, limit the amount of any exchange, or revoke a shareholder’s privilege to purchase Fund shares (including exchanges).
MINIMUM INVESTMENTS IN SHARES OF THE FUNDS
(U.S. RESIDENTS*)

Type of Account	Investor Class	Institutional Class**
Non‑retirement plan accounts
Initial investment:	$2,500	$100,000
Subsequent investments:	$100	$100
Retirement and Coverdell plan accounts†
Initial investment:	$500	$100,000
Subsequent investments:	$50	$100
* Generally, non‑U.S. residents may not invest in the Funds. Please contact a Fund representative at 800.789.ASIA (2742) for information and assistance.
** Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.
† Retirement plan accounts include IRAs and 401(k) plans. Speak with a Fund representative for information about the retirement plans available.

INVESTING IN THE MATTHEWS ASIA FUNDS	127

If you invest in Institutional Class shares through a financial intermediary, the minimum initial investment requirement may be met if that financial intermediary aggregates investments of multiple clients to meet the minimum. Additionally, different minimums may apply for retirement plans and model-based programs that invest through a single account, subject to criteria set by Matthews. Financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.
The minimum investment requirements for both the Investor Class and Institutional Class do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.
OPENING AN ACCOUNT (Initial Investment)

By Mail
You can obtain an account application by calling 800.789.ASIA (2742) between 9:00 AM–4:30 PM ET, Monday through Friday, or by downloading an application at matthewsasia.com.

Mail your check payable to Matthews Asia Funds and a completed application to:

	Regular Mail: Matthews Asia Funds P.O. Box 534475 Pittsburgh, PA 15253-4475	Overnight Mail: Matthews Asia Funds Attention: 534475 500 Ross Street, 154‑0520 Pittsburgh, PA 15262

Online (Investor Class Only)	You may establish a new account by visiting matthewsasia.com, selecting “Open an Account” and following the instructions.

Through Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.

By Wire
To open an account and make an initial investment by wire, a completed application is required before your wire can be accepted. After a completed account application is received by mail at one of the addresses listed above, you will receive an account number. Please be sure to inform your bank of this account number as part of the instructions.

For specific wiring instructions, please visit matthewsasia.com or call 800.789.ASIA (2742) between 9:00 AM–4:30 PM ET, Monday through Friday.

Note that wire fees are charged by most banks.

Please note that when opening your account the Funds follow identity verification procedures outlined on page 136.

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ADDING TO AN ACCOUNT (Subsequent Investment)
Existing shareholders may purchase additional shares of the relevant class for all authorized accounts through the methods described below.

By Mail	Please send your check payable to Matthews Asia Funds and a statement stub indicating your fund(s) selection via:

	Regular Mail: Matthews Asia Funds P.O. Box 534475 Pittsburgh, PA 15253-4475	Overnight Mail: Matthews Asia Funds Attention: 534475 500 Ross Street, 154‑0520 Pittsburgh, PA 15262

By Phone	Call 800.789.ASIA (2742). When you open your account, you will automatically have the ability to purchase shares by telephone unless you specify otherwise on your New Account Application.

Online	As a first time user, you will need your Fund account number and your Tax Identification Number to establish online account access. Visit matthewsasia.com and select Account Login, where you will be able to create a login ID and password.

Via Automatic Investment Plan (Investor Class Only)
You may establish an Automatic Investment Plan when you open your account. To do so, please complete the Automatic Investment Plan section of the application.

Additionally, you may establish an Automatic Investment Plan by completing an Automatic Investment Plan form or visiting matthewsasia.com.

Through Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.

By Wire
Please call us at 800.789.ASIA (2742) between 9:00 AM–4:30 PM ET, Monday through Friday, and inform us that you will be wiring funds. Please also be sure to inform your bank of your Matthews account number as part of the instructions.

Note that wire fees are charged by most banks.

INVESTING IN THE MATTHEWS ASIA FUNDS	129

Exchanging Shares
You may exchange your shares of one Matthews Asia Fund for another Matthews Asia Fund of the same class. If you exchange your shares, minimum investment requirements apply. To receive that day’s NAV, any request must be received by the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). Such exchanges may be made by telephone or online if you have so authorized on your application. Please see Telephone and Online Transactions on page 131 or call 800.789.ASIA (2742) for more information. Because excessive exchanges can harm a Matthews Asia Fund’s performance, the exchange privilege may be terminated if the Matthews Asia Funds believe it is in the best interest of all shareholders to do so.
The Matthews Asia Funds may reject for any reason, or cancel as permitted or required by law, any purchase order or exchange request at any time. Additionally, if any transaction is deemed to have the potential to adversely impact any of the Matthews Asia Funds, the Matthews Asia Funds reserve the right to, among other things, reject any exchange request or limit the amount of any exchange. In the event that a shareholder’s exchange privilege is terminated, the share-
holder may still redeem his, her or its shares. An exchange is treated as a taxable event on which gain or loss may be recognized.
Selling (Redeeming) Shares
You may redeem shares of a Fund on any day the NYSE is open for business. To receive a specific day’s NAV, your request must be received by the Fund’s agent before the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). If your request is received after the close of regular trading on the NYSE, you will receive the next NAV calculated.
In extreme circumstances, such as the imposition of capital controls that substantially limit repatriation of the proceeds of sales of portfolio holdings, the Funds may suspend shareholders’ redemption privileges for a period of not more than seven days unless otherwise permitted by applicable law.
If you are redeeming shares of a Fund recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after we receive your check.

SELLING (REDEEMING) SHARES

By Mail	Send a letter to the Funds via:

	Regular Mail: Matthews Asia Funds P.O. Box 534475 Pittsburgh, PA 15253-4475	Overnight Mail: Matthews Asia Funds Attention: 534475 500 Ross Street, 154‑0520 Pittsburgh, PA 15262

The letter must include your name and account number, the name of the Fund and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account.

For security purposes, a medallion signature guarantee will be required if (among others):

T  Your written request is for an amount over $100,000; or

T  A change of address was received by the Funds’ transfer agent within the last 30 days; or

T  The money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized.

By Phone	Call 800.789.ASIA (2742). When you open your account you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.

By Wire
If you have wiring instructions already established on your account, contact us at 800.789.ASIA (2742) to request a redemption form. Please note that the Funds charge $9.00 for wire redemptions, in addition to a wire fee that may be charged by your bank.

Note: When you opened your account you must have provided the wiring instructions for your bank with your application.*

* If your account has already been opened, you may send us a written request to add wiring instructions to your account. Please complete the Banking Instructions Form available on matthewsasia.com or call 800.789.ASIA (2742).

Online (Investor Class Only)	As a first time user, you will need your Fund account number and your Tax Identification Number to establish online account access. Visit matthewsasia.com and select Account Login, where you will be able to create a login ID and password.

Through Broker/ Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

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If any transaction is deemed to have the potential to adversely impact any of the Matthews Asia Funds, the Matthews Asia Funds reserve the right to, among other things, delay payment of immediate cash redemption proceeds for up to seven calendar days.
You may redeem your shares by telephone or online. Please see Telephone and Online Transactions below, or call 800.789.ASIA (2742) for more information.
Telephone and Online Transactions
Investors can establish new accounts online via matthewsasia.com by selecting Open an Account and following the instructions. Shareholders with existing accounts may purchase additional shares, or exchange or redeem shares, directly with a Fund by calling 800.789.ASIA (2742), or through an online order at the Funds’ website at matthewsasia.com. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for online transactions.
Telephone or online orders to purchase or redeem shares of a Fund, if received in good order before 4:00 PM Eastern Time (your “placement date”), will be processed at the Fund’s NAV calculated as of 4:00 PM Eastern Time on your placement date.
In times of extreme market conditions or heavy shareholder activity, you may have difficulty getting through to the Funds, and in such event, you may still purchase or redeem shares of the Funds using a method other than telephone or online. If the Funds believe that it is in the best interest of all shareholders, it may modify or discontinue telephone and/or online transactions without notice.
The convenience of using telephone and/or online transactions may result in decreased security. The Funds employ certain security measures as they process these transactions. If such security procedures are used, the Funds or their agents will not be responsible for any losses that you incur because of a fraudulent telephone or online transaction.
Market Timing Activities
The Board of Trustees has approved policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to discourage market timing by shareholders (the “Market Timing Procedures”). Market timing can harm other shareholders because it may dilute the value of their shares. Market timing may also disrupt the management of a Fund’s investment portfolio and cause the targeted Fund to incur costs, which are borne by non‑redeeming shareholders.
The Funds, because they invest in overseas securities markets, are particularly vulnerable to market timers who may take advantage of time zone differences between the close of the foreign markets on which each Fund’s portfolio securities trade and the U.S. markets that generally determine the time as of which the Fund’s NAV is calculated (this is sometimes referred to as “time zone arbitrage”). The Funds also can be the targets of market timers if they invest in small‑cap securities and other types of investments that are not frequently traded, including high-yield bonds.
The Funds deem market timing activity to refer to purchase and redemption transactions in shares of the Funds that have the effect of (i) diluting the interests of long-term shareholders; (ii) harming the performance of the Funds by compromising portfolio management strategies or increasing Fund expenses for non‑redeeming shareholders; or (iii) otherwise disadvantaging the Funds or their shareholders. Market timing activity includes time zone arbitrage (i.e., seeking to take advantage of differences between the closing times of foreign markets on which portfolio securities of each Fund may trade and the U.S. markets that generally determine when each Fund’s NAV is calculated), market cycle trading (i.e., buying on market down days and selling on market up days); and other types of trading strategies.
The Funds and their agents have adopted procedures to assist them in identifying and limiting market timing activity. The Funds have also adopted and implemented a Pricing and Valuation Policy and Procedures, which the Funds believe may reduce the opportunity for certain market timing activity by fair valuing the Funds’ portfolios. However, there is no assurance that such practices will eliminate the opportunity for time zone arbitrage or prevent or discourage market timing activity.
The Funds may reject for any reason, or cancel as permitted or required by law, any purchase order or exchange request, including transactions deemed to represent excessive trading, at any time.
Identification of Market Timers
The Funds have adopted procedures to identify transactions that appear to involve market timing. However, the Funds do not receive information on all transactions in their shares and may not be able to identify market timers. Moreover, investors may elect to invest in a Fund through one or more financial intermediaries that use a combined or omnibus account. Such accounts obscure, and may be used to facilitate, market timing transactions. The Funds or their agents request representations or other assurances related to compliance with the Market Timing Procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. In addition, the Funds have entered into agreements with intermediaries that permit the Funds to request greater information from intermediaries regarding transactions. These arrangements may assist the Funds in identifying market timing activities. However, the Funds will not always know of, or be able to detect, frequent trading (or other market timing activity).
Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and

INVESTING IN THE MATTHEWS ASIA FUNDS	131

financial intermediaries such as brokers, investment advisors and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the Funds, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts may not be detected by the Funds and may increase costs to the Funds and disrupt their portfolio management.
Under policies approved by the Board of Trustees, the Funds may rely on intermediaries to apply the Funds’ Market Timing Procedures and, if applicable, their own similar policies. In these cases, the Funds will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the Funds’ policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For some intermediaries, the Funds will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The Funds may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the Funds’ Market Timing Procedures to such transactions. The Funds may prohibit purchases of Fund shares by an intermediary or request that the intermediary prohibit the purchase of Fund shares by some or all of its clients. There is no assurance that the Funds will request data with sufficient frequency, or that the Funds’ analysis of such data will enable them to detect or deter market timing activity effectively.
The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Market Timing Procedures and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.
Many intermediaries have adopted their own market timing policies. These policies may result in a shareholder’s privileges to purchase or exchange the Matthews Asia Funds’ shares being terminated or restricted independently of the Matthews Asia Funds. Such actions may be based on other factors or standards that are different than or in addition to the Funds’ standards. For additional information, please contact your intermediary.
Redemption in Kind and Funding Redemptions
The Funds generally pay redemption proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In some circumstances, it may be necessary for a Fund to borrow in order to pay redemption proceeds. The Funds may use these methods during both normal and stressed market conditions.
During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called “redemption in kind.” The Funds may redeem shares in kind during both normal and stressed market conditions. Generally, in‑kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. Note that if you receive securities as part of your redemption proceeds, you will bear any market risks associated with investments in these securities, and you will incur transaction charges if you sell the securities to convert them to cash.
After the Funds have received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Redemption payments by check will generally be issued on the business day following the redemption date; however, your actual receipt of the check will be subject to postal delivery schedules and timing. If you are redeeming shares of a Fund recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared, which may take up to 15 calendar days after we receive your check. It may take up to several weeks for the initial portion of the in‑kind securities to be delivered to you, and substantially longer periods for the remainder of the in‑kind securities to be delivered to you, in payment of your redemption in kind.
Medallion Signature Guarantees
The Funds require a medallion signature guarantee on any written redemption of the Investor Class shares over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 800.789.ASIA (2742) for information on obtaining a signature guarantee.
Other Shareholder Information
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI, which is available on the Matthews Asia Funds website at matthewsasia.com.

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Minimum Size of an Account
The Funds reserve the right to redeem small Investor Class accounts (excluding IRAs) that fall below $2,500, or Institutional Class accounts that fall below $100,000, due to redemption activity. If this happens to your account, you may receive a letter from the Funds giving you the option of investing more money into your account or closing it. Investor Class accounts that fall below $2,500 and Institutional Class accounts that fall below $100,000 due to market volatility will not be affected.
Confirming Your Transactions
The Funds will send you a written confirmation following each purchase, sale and exchange of Fund shares, except for systematic purchases and redemptions.
Additional Information about Shareholder Servicing
The operating expenses of each Fund include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related recordkeeping and administrative services. For shareholders who open accounts directly with the Funds, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Funds’ transfer agent, performs these services as part of the various services it provides to the Funds under an agreement between the Trust, on behalf of the Funds, and BNY Mellon. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Funds or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board of Trustees determines may represent compensation to intermediaries for distribution services.
Other Compensation to Intermediaries
Matthews, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or non‑cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees or sub‑transfer agency fees paid by the Fund. The level of payments will vary for each particular intermediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about the Fund; (b) marketing support fees for providing assistance in promoting the sale of Fund shares; (c) access to sales meetings, sales representatives and management representatives of the intermediary; and (d) inclusion of the Fund on the sales list, including a preferred or select sales list, or other sales program of the intermediary. A number of factors will be considered in determining the level of payments, including the inter-
mediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with Matthews. Aggregate payments may change from year to year and Matthews will, on an annual basis, determine the advisability of continuing these payments. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary.
Rule 12b‑1 Plan
The Trust’s 12b‑1 Plan (the “Plan”) is inactive. The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re‑activate the Plan. The Plan would not be re‑activated without prior notice to shareholders. If the Plan were re‑activated, the fee would be up to 0.25% for each of the Investor Class and Institutional Class, respectively, and because these fees would be paid out of the Fund’s assets on an on‑going basis, over time these fees would increase the cost of your investment and could cost you more than paying other types of sales charges.
Distributions
All of the Funds, except the Matthews Asia Dividend Fund, Matthews China Dividend Fund, and the Matthews Asian Growth and Income Fund, generally distribute their net investment income once annually in December. The Matthews Asia Dividend Fund generally distributes net investment income quarterly in March, June, September and December. The Matthews China Dividend Fund and Matthews Asian Growth and Income Fund generally distribute net investment income semi-annually in June and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with the Funds, the manner in which you receive distributions may be changed at any time by writing to the Funds. Additionally, details of distribution-related transactions will be reported on quarterly account statements. You may not receive a separate confirmation statement for these transactions.
Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

INVESTING IN THE MATTHEWS ASIA FUNDS	133

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.
Taxes
This section summarizes certain income tax considerations that may affect your investment in the Funds. You are urged to consult your tax advisor regarding the tax effects to you of an investment in the Funds based on your individual tax situation. The tax consequences of an investment in the Funds depend on the type of account that you have and your particular tax circumstances. Distributions are subject to federal income tax and may also be subject to state and local income taxes. The Funds intend to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Funds hold their assets). Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December and paid the following January are taxable as if they were paid on December 31.
The exchange of one Matthews Asia Fund for another is a taxable event, which means that if you have a gain, you may be obligated to pay tax on it. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.
Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long a Fund has held specific securities.
You must have an accurate Social Security Number or taxpayer I.D. number on file with the Funds. If you do not, you may be subject to backup withholding on your distributions.
In mid‑February, if applicable, you will be sent a Form 1099‑DIV or other Internal Revenue Service (“IRS”) forms, as required, indicating the tax status of any distributions made to you. This information will be reported to the IRS. If the total distributions you received for the year are less than $10, you may not receive a Form 1099‑DIV. Please note retirement account shareholders will not receive a Form 1099‑DIV.
Speak with your tax advisor concerning state and local tax laws, which may produce different consequences than those under federal income tax laws.
In addition, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund’s net asset value.
You should read the tax information in the Statement of Additional information, which supplements the information above and is a part of this prospectus. The Funds do not expect to request an opinion of counsel or rulings from the IRS regarding their tax status or the tax consequences to investors in the Funds.
Cost Basis Reporting
As part of the Emergency Economic Stabilization Act of 2008, the Funds are responsible for tracking and reporting cost basis information to the IRS on the sale or exchange of shares acquired on or after January 1, 2012 (“Covered Shares”). Cost basis is the cost of the shares you purchased, including reinvested dividends and capital gains distributions. Where applicable, the cost is adjusted for sales charges or transaction fees. When you sell Covered Shares in a taxable account, the cost basis accounting method you choose determines how your gain or loss is calculated. Matthews’ default cost basis accounting method is Average Cost. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS‑accepted cost basis method by notifying the Funds’ transfer agent in writing or by phone at 800.789.ASIA (2742), Monday through Friday, 9:00 AM to 4:30 PM ET. When you redeem Covered Shares from your account, we will calculate the cost basis on those shares according to your cost basis method election. Again, please consult your tax professional to determine which method should be considered for your individual tax situation.

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Index Definitions
It is not possible to invest directly in an index. The performance of foreign indices may be based on different exchange rates than those used by a Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on each day that the exchange is open for trading.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization–weighted index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China) and foreign listings (e.g., ADRs).
The MSCI China All Shares Index captures large and mid‑cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.
The MSCI China Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).
The S&P Bombay Stock Exchange 100 (S&P BSE 100) Index is a free float-adjusted market capitalization-weighted index of 100 stocks listed on the Bombay Stock Exchange.
MSCI India Index is a free float-adjusted market capitalization-weighted index of Indian equities listed in India.
The MSCI Japan Index is a free float-adjusted market capitalization-weighted index of Japanese equities listed in Japan.
The Korea Composite Stock Price Index (KOSPI) is a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.
The MSCI Korea Index is a free float-adjusted market capitalization-weighted index of Korean equities listed in Korea.

INDEX DEFINITIONS	135

General Information
Identity Verification Procedures Notice
The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our Privacy Statement below.
Privacy Statement
Matthews Asia Funds will never sell your personal information and will only share it for the limited purposes described below. While it is necessary for us to collect certain non‑public personal information about you when you open an account (such as your address and Social Security Number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.
As permitted by law, it is sometimes necessary for us to share your information with companies that perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies are not permitted to use or share this information for any other purpose.
We restrict access to non‑public personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your personal information.
When using Matthews Asia Funds’ Online Account Access, you will be required to provide personal information to gain access to your account. For your protection, the login screen resides on a secure server.

136	matthewsasia.com | 800.789.ASIA

Investment Advisor
Matthews International Capital Management, LLC
800.789.ASIA (2742)
Account Services
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534475
Pittsburgh, PA 15253-4475
800.789.ASIA (2742)
Custodian
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
Administrator and Transfer Agent
BNY Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Shareholder Service Representatives are available
from 9:00 AM to 4:30 PM ET, Monday through Friday.
For additional information about
Matthews Asia Funds:
matthewsasia.com
800.789.ASIA (2742)
Matthews Asia Funds
P.O. Box 534475
Pittsburgh, PA 15253-4475

Shareholder Reports
Additional information about the Funds’ investments is available in the Funds’ annual reports (audited by independent accountants) and semi-annual reports. These reports contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its reporting period. To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and annual and semi-annual reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and annual and semi-annual reports, free of charge, on the Funds’ website at matthewsasia.com. The Funds’ current prospectus and annual and semi-annual reports are also available to you, without charge, upon request.
Statement of Additional Information (SAI)
The SAI, which is incorporated into this prospectus by reference and dated April 28, 2023, is available to you, without charge, upon request or through the Funds’ website at matthewsasia.com. It contains additional information about the Funds.
HOW TO OBTAIN ADDITIONAL INFORMATION

Contacting Matthews Asia Funds
You can obtain free copies of the publications described above by visiting the Funds’ website at matthewsasia.com. To request the SAI, the Funds’ annual and semi-annual reports and other information about the Funds or to make shareholder inquiries, contact the Funds at:

Matthews Asia Funds
P.O. Box 534475
Pittsburgh, PA 15253-4475
800.789.ASIA (2742)

Obtaining Information from the SEC	Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E‑mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811‑08510
Distributed in the United States by Foreside Funds Distributors LLC
Distributed in Latin America by Picton S.A.

P.O. Box 534475  |  Pittsburgh, PA 15253‑4475  |  matthewsasia.com  |  800.789.ASIA (2742)

PS‑0423

MATTHEWS INTERNATIONAL FUNDS

(d/b/a MATTHEWS ASIA FUNDS)

MATTHEWSASIA.COM

MATTHEWS EMERGING MARKETS EQUITY FUND – INVESTOR CLASS (MEGMX)

MATTHEWS EMERGING MARKETS EQUITY FUND– INSTITUTIONAL CLASS (MIEFX)

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND* – INVESTOR CLASS (MASGX)

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND* – INSTITUTIONAL CLASS (MISFX)

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND – INVESTOR CLASS (MSMLX)

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND – INSTITUTIONAL CLASS (MISMX)

MATTHEWS ASIA GROWTH FUND – INVESTOR CLASS (MPACX)

MATTHEWS ASIA GROWTH FUND – INSTITUTIONAL CLASS (MIAPX)

MATTHEWS PACIFIC TIGER FUND – INVESTOR CLASS (MAPTX)

MATTHEWS PACIFIC TIGER FUND – INSTITUTIONAL CLASS (MIPTX)

MATTHEWS ASIA INNOVATORS FUND – INVESTOR CLASS (MATFX)

MATTHEWS ASIA INNOVATORS FUND – INSTITUTIONAL CLASS (MITEX)

MATTHEWS CHINA FUND – INVESTOR CLASS (MCHFX)

MATTHEWS CHINA FUND – INSTITUTIONAL CLASS (MICFX)

MATTHEWS CHINA SMALL COMPANIES FUND – INVESTOR CLASS (MCSMX)

MATTHEWS CHINA SMALL COMPANIES FUND – INSTITUTIONAL CLASS (MICHX)

MATTHEWS INDIA FUND – INVESTOR CLASS (MINDX)

MATTHEWS INDIA FUND – INSTITUTIONAL CLASS (MIDNX)

MATTHEWS JAPAN FUND – INVESTOR CLASS (MJFOX)

MATTHEWS JAPAN FUND – INSTITUTIONAL CLASS (MIJFX)

MATTHEWS KOREA FUND – INVESTOR CLASS (MAKOX)

MATTHEWS KOREA FUND – INSTITUTIONAL CLASS (MIKOX)

MATTHEWS ASIAN GROWTH AND INCOME FUND – INVESTOR CLASS (MACSX)

MATTHEWS ASIAN GROWTH AND INCOME FUND – INSTITUTIONAL CLASS (MICSX)

MATTHEWS ASIA DIVIDEND FUND – INVESTOR CLASS (MAPIX)

MATTHEWS ASIA DIVIDEND FUND – INSTITUTIONAL CLASS (MIPIX)

MATTHEWS CHINA DIVIDEND FUND – INVESTOR CLASS (MCDFX)

MATTHEWS CHINA DIVIDEND FUND – INSTITUTIONAL CLASS (MICDX)

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2023

This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the current prospectus of the Investor Class and the Institutional Class of the Matthews Asia Funds mutual funds (the “Funds”) dated April 28, 2023 (the “Prospectus”).

The Prospectus and the financial statements contained in the Funds’ Annual Report for the fiscal year ended December 31, 2022, are incorporated herein by reference. You can obtain a free copy of the current Prospectus and Annual Report on the Funds’ website at MATTHEWSASIA.COM or by contacting a Matthews Asia Funds representative at:

Matthews Asia Funds

P.O. Box 534475

Pittsburgh, PA 15253-4475

800.789.ASIA (2742)

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their underwriters. The Prospectus does not constitute an offering by the Funds or by their underwriters in any jurisdiction in which such offering may not lawfully be made.

*	Formerly known as “Matthews Asia ESG Fund”

Fund History

Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”), Four Embarcadero Center, Suite 550, San Francisco, California 94111, is a family of mutual funds currently offering nineteen separate series of shares. This SAI relates to fourteen of those series (each individually, a “Fund,” and collectively, the “Funds”):

Global Emerging Markets Strategies:

Matthews Emerging Markets Equity Fund

Matthews Emerging Markets Sustainable Future Fund

Matthews Emerging Markets Small Companies Fund

Asia Growth Strategies:

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews China Small Companies Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

Asia Growth and Income Strategies:

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

Each Fund has both an Investor Class and an Institutional Class of beneficial interests.

Description of the Funds

Please read the following information together with the information contained in the current prospectus of the Investor Class and the Institutional Class of the Funds dated April 28, 2023 concerning the investment strategies, risks and policies of the Funds. The information in this SAI supplements the information in the Funds’ Prospectus.

The Trust is an open-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory (business) trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business. Each Fund is “diversified”. Diversified means that at least 75% of the value of a fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.

Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Investment Objective

The investment objective of each of the Funds, except for the Matthews Asia Dividend Fund, Matthews China Dividend Fund, and Matthews Asian Growth and Income Fund, is to seek long-term capital appreciation.

The investment objective of the Matthews Asia Dividend Fund and Matthews China Dividend Fund is to seek total return with an emphasis on providing current income. The investment objective of the Matthews Asian Growth and Income Fund is to seek long-term capital appreciation with some current income.

Investment Process

Matthews International Capital Management, LLC (“Matthews”) is the investment advisor to each of the Funds. Matthews invests in the Asia Pacific region and emerging markets based on its assessment of the future development and economic prospects of companies located in those markets. Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and believes that the intersection of development and deregulation will create opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution in these markets. Matthews uses a range of approaches to participate in the growth of the Asia Pacific region and emerging markets to suit clients’ differing needs and investment objectives.

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term development, and to assess whether it is generally consistent with Matthews’ expectations for a region’s economic evolution. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help a Fund achieve its investment objectives.

Matthews has long-term investment goals and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuations (to both a company’s financial prospects and to other issuers), liquidity requirements and management malfeasance or other unethical conduct.

The Funds, other than the Matthews Asia Dividend Fund, Matthews China Dividend Fund and Matthews Emerging Markets Sustainable Future Fund, invest where Matthews believes the potential for capital growth exists and in companies that it believes have demonstrated the ability to anticipate and adapt to changing markets. With respect to the Matthews Asia Dividend Fund and Matthews China Dividend Fund, Matthews seeks to invest in companies that have in the past paid high dividends relative to their share prices, or which it believes are well-positioned to grow future dividends, or both. Accordingly, each of the Matthews Asia Dividend Fund and Matthews China Dividend Fund expects that its portfolio will primarily consist of companies with established dividend-paying records. With respect to the Matthews Emerging Markets Sustainable Future Fund, Matthews seeks to invest in companies located in emerging market countries that have the potential to profit from the long-term opportunities presented by the global environmental and social challenges as well as those emerging markets companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas, after taking into consideration the Fund’s environmental, social and governance (“ESG”) standards in addition to traditional financial data.

Equity securities in which the Funds, other than the Matthews Asia Dividend Fund, the Matthews China Dividend Fund, and the Matthews Korea Fund, may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures. Equity securities in which the Matthews Asia Dividend Fund and the Matthews China Dividend Fund may invest include common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments). Equity securities in which the Matthews Korea Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts of issuers located in South Korea.

Each of the Funds, other than the Matthews Asian Growth and Income Fund, may invest no more than 20% of its total assets in debt securities, including securities issued by government entities and their political subdivisions. The Matthews Asian Growth and Income Fund is permitted to invest in debt securities of any quality, including high yield debt securities rated below investment grade (commonly referred to as “junk bonds”) and unrated debt securities.

The Funds may invest in securities of issuers of various sizes. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management and may lack depth of management. Smaller companies may have less certain growth prospects, and be more sensitive to changing economic conditions than larger, more established companies. A Fund may have more difficulty obtaining information about smaller portfolio companies, or valuing or disposing of their securities, than it would if it focused on larger, more well-known companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the markets in general, and can react differently to political, market and economic developments than these companies or markets.

The Funds may invest in debt securities, including convertible debt securities, debt securities rated below investment grade, as well as unrated securities that have been deemed by Matthews to be of similar credit quality. Securities rated below investment grade (and unrated securities of comparable quality as determined by Matthews) are sometimes referred to as “high yield securities” or “junk bonds” and are considered to be speculative investments. High yield securities involve a greater risk of loss of principal and interest

(see “Risks Associated with Securities Rated Below Investment Grade”). There is no objective standard against which Matthews may evaluate the credit and other risks of unrated securities. Matthews seeks to minimize the risks of investing in unrated and lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, Matthews may assess the following factors, among others:

•	Potential for capital appreciation;

•	Price of security relative to price of underlying stock, if a convertible security;

•	Yield of security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Creditworthiness;

•	Price of security relative to price of other comparable securities;

•	Size of issue;

•	Currency of issue; and

•	Impact of security on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), also known as Global Depositary Receipts (“GDRs”). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. The Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

IDRs and GDRs are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although some represent bonds, commercial paper and certificates of deposit. Some IDRs may be convertible to ADRs, making them particularly useful for arbitrage between the markets.

The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. Such transactions may act as a hedge against anticipated changes in interest rates and prices.

Risks of Investment

All investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective will be attained. Below is supplemental information about risks of investing in the Funds. Further information about the principal risks of investing in the Funds can be found in the Prospectus.

Political, Social and Economic Risks of Investing in Asia

The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, inadequate investor protection, changes in the laws or regulations of the countries in which it invests and the status of these countries’ relations with other countries. In addition, the economies of these countries may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Some countries have limited natural resources (such as oil and natural gas), resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply.

In many other countries, the government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in these countries is substantial. Accordingly, future government actions in these countries could have a significant effect on the economy of these countries, which could affect private sector companies and the Funds, market conditions, and prices and yields of securities in a Fund’s portfolio.

Risks of Investing in Emerging Markets

The Funds invest primarily in the Asia Pacific region. Many countries of the Asia Pacific region are considered to be developing or emerging economies and markets. The Matthews Emerging Markets Equity Fund, the Matthews Emerging Markets Small Companies Fund and the Matthews Emerging Markets Sustainable Future Fund also invest a substantial portion of their total net assets in various emerging countries and markets outside the Asia Pacific region. The risks of investment in such markets include (i) less social, political and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund’s loss of its entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.

Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn may affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its resources for social programs rather than making payments to foreign creditors. Some foreign governments have been forced to seek a restructuring of their loan and/or bond obligations and have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging market countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodial fees, withholding taxes, and other costs relating to investment in foreign markets may be higher than in the United States. The operating expense ratio of a Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. A Fund may therefore have more difficulty asserting shareholder rights than it would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Risks of Foreign Currency

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions, foreign investments or the repatriation of foreign investments. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such markets to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging market countries may be converted into U.S. dollars, the conversion rates may not reflect their market values.

The U.S. dollar value of a Fund’s investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. For example, if a Fund increases its exposure to a currency and that currency’s price subsequently falls, such currency management may result in increased losses to that Fund. Similarly, if a Fund decreases its exposure to a currency and the currency’s price rises, that Fund will lose the opportunity to participate in the currency’s appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Funds. Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. In addition, many foreign countries do not impose taxes on capital gains with respect to investments by non-resident investors.

The Funds may invest in convertible debt securities, which may be denominated in U.S. dollars, local or other currencies. The value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose a Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Risks of Fixed-Income Securities

All fixed-income securities are subject to three primary types of risks: credit risk, currency risk and interest rate risk. The credit risk relates to the ability and willingness of the issuer to meet interest or principal payments or both as they come due. The currency risk results from fluctuations in the currency denomination of a bond in relation to other currencies. The interest rate risk refers to the fluctuations in the net asset value (“NAV”) of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

In an international bond portfolio, the interest rate risk of a security is primarily linked to the interest rates of the currency of denomination of the security. For instance, U.S. dollar-denominated bonds of Asian companies would be primarily exposed to U.S. interest rate risk, rather than the interest rates of the home country of that company.

Analogously, local currency bonds of Asian companies would be primarily exposed to the interest rates of the country of the currency of denomination of the security, so an Indonesian rupiah-denominated bond, for instance, would be most sensitive to the interest rates of Indonesia.

Risks of Securities Rated Below Investment Grade

In this SAI, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s Investors Services, Inc. (“Moody’s”), S&P Global (“S&P”) or Fitch Ratings, Inc. (“Fitch”). The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by Matthews:

•	High quality

•	Investment grade

•	Below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix: Bond Ratings.” As noted in the Appendix, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P or Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P, or B- by Fitch, provided the Fund may purchase securities rated B.

Each Fund (except the Matthews Asian Growth and Income Fund) limits its investments in securities rated below investment grade (securities rated lower than BBB by S&P or Fitch, Baa or below by Moody’s or, if unrated, are of comparable quality in the judgment of Matthews) to no more than 15% of its total assets. Securities rated lower than BBB by S&P or Fitch, or Baa by Moody’s are considered to have speculative characteristics. Debt securities rated below investment grade, commonly referred to as “junk bonds,” are considered to be of poor standing and have speculative characteristics that result in a greater risk of loss of principal and interest. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which a Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly-traded foreign market.

To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly-traded, that security’s fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund’s valuation of the security and the price it could obtain upon its disposition could differ.

The credit ratings of S&P, Fitch and Moody’s are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, Matthews may perform its own analysis of issuers. Matthews’ analysis of issuers may be based on various factors, including, without limitation, historic and current financial conditions and current and anticipated cash flows. Such analysis is used by Matthews only for purposes of making an investment decision for the Funds, and Matthews makes no representation or guarantee as to the credit quality of a security in performing such analysis.

Risks of Pledged Shares

In certain markets such as, but not limited to, India and mainland China, the practice of issuers and large shareholders pledging their shares to banks as collateral to borrow capital may be common market practice. The level of transparency as to the amount of pledged shares differs among those markets, but generally is lacking to one degree or another, making it difficult or impossible to determine precisely, at any given time, the amount of an issuer’s shares or aggregate capitalization in a particular market that may be pledged. The prevalence of share pledging for a particular issuer or market may engender risk to that issuer specifically or market generally. For example, a decline in an issuer’s share price, which reduces the value of the pledged shares, may cause the lender to sell the pledged shares, sometimes in large quantities in a short amount of time, to recoup loans if the borrower is unable to provide additional collateral, which could exacerbate the decline in the issuer’s share price. Similarly, the prevalence of share pledging in a market could exacerbate any general decline in that market as lenders sell pledged shares to recoup loans. In either of these cases, a Fund that invests in a particular issuer or a market in which share pledging is prevalent could suffer greater losses than otherwise due to the knock-on effect of the practice of share pledging.

Risks of Investing Pre-IPO Securities

The Funds may invest in pre-IPO securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as “venture capital companies”, whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Cyber Security Risks

Information and technology systems relied upon by the Funds, Matthews, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Funds invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although Matthews has implemented measures to manage risks relating to these types of events, systems failures may still occur from time to time. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Matthews, the Funds’ service providers and/or issuers of securities in which the Funds invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of a Fund, Matthews, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Risks of Investing in Foreign Countries

The Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, and Matthews Asia Innovators Fund may invest in companies from different countries. In addition, each of these Funds may invest up to 20% of its total assets in companies and other issuers located outside of Asia or the Asia Pacific region. Each of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Small Companies Fund and Matthews Emerging Markets Sustainable Future Fund may invest in different countries and may invest up to 20% of its total assets in companies located outside of emerging countries and markets. The Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund may each invest up to 20% of its total assets in securities located outside of India, Japan and South Korea, respectively; the Matthews China Fund, Matthews China Dividend Fund and Matthews China Small Companies Fund may each invest up to 20% of its total assets in securities located outside of China. Such investments by the Funds may be in the securities of companies from any country, including, without limitation, the United States. Each country’s size, level of economic development, and economic and political stability will have an impact on the value of those companies.

The Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund concentrate their investments, respectively, in securities of Indian, Japanese or South Korean companies; and the Matthews China Fund, Matthews China Dividend Fund and Matthews China Small Companies Fund concentrate their investments in securities of Chinese companies. Consequently, the share price of each of these Funds may be more volatile, and more affected by political, economic and other events in the country in which they invest than that of mutual funds that are not as geographically concentrated. An investment in any of these Funds should not be considered a complete investment program, but may be used to help diversify a portfolio. Information regarding the risks associated with investing in China (including Hong Kong), Taiwan, India, Japan and South Korea is included in the Prospectus and is set forth below.

Risks Associated with China

The Funds may hold securities listed on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors (“China A Shares,” as described further below under “Risks Associated with Investing In China A Shares”), and B shares, which are allocated for both international and domestic investors (“China B Shares”). Currently, the Funds’ exposure to securities listed on either the SSE or SZSE is largely through the China B Shares. However, the Funds may hold smaller amounts of China A Shares through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (each a “Stock Connect” and together the “Stock Connects”) or through Matthews’ Qualified Foreign Investor (“QFI”) Status.

The Stock Connects and Matthews’ QFI Status are described in more detail under “Risks Associated with Investing In China A Shares,” below. In addition to these China A Shares and China B Shares, the Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies incorporated in certain foreign jurisdictions, owned by national or local governments in China and deriving substantial revenues in China, but listed in Hong Kong), P Chips (which are companies incorporated in certain foreign jurisdictions, controlled by individuals in China and deriving substantial revenues in China, but listed in Hong Kong) and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the jurisdiction in which the company is based).

Some Funds may invest in onshore China bonds via the QFI Status awarded to Matthews or through a China Interbank Bond Market (“CIBM”) registration. CIBM is an over-the-counter (“OTC”) market outside the two main stock exchanges in the People’s Republic of China (“PRC”), Shanghai Stock Exchange and Shenzhen Stock Exchange, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIs, as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China (“PBOC”) bills.

Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement and realization costs, and may face counterparty default risk, liquidity and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of issuers of the CIBM products consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.

In addition to the risks of investing in securities of Chinese issuers described in the Prospectus, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. Illiquidity of a Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Risks of Variable Interest Entities

Certain of the Funds (currently including the Matthews Asia Growth Fund, Matthews Asia Innovators Fund and Matthews China Fund) invest a substantial portion of their assets, and the other Funds may invest to a lesser extent, in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.

On July 30, 2021, SEC Chairman Gary Gensler issued a statement addressing recent guidance to and restrictions placed on China-based companies raising capital offshore, including through VIE structures, by the government of China. Chairman Gensler’s statement highlighted his view of certain risks to U.S. investors of investing in VIEs. The risks mentioned by him together with the risks identified by the Funds primarily include the following items. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

Risks Associated with Taiwan

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in both China and Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region.

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to certain protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive in Taiwan, but unskilled labor is increasingly in short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor-intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

Risks Associated with India

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors. In India, only certain foreign entities are permitted to invest in exchange-traded securities, subject to the conditions specified in Indian guidelines and regulations. The Trust was initially required to register with the Securities and Exchange Board of India (“SEBI”) and the Reserve Bank of India as a Foreign Institutional Investor (“FII”) to receive permission to trade in Indian securities. In 2014, SEBI issued new Foreign Portfolio Investor (“FPI”) regulations (the “Guidelines”), replacing the regulations relating to FII investment. As with the prior FII regulations, the Guidelines require SEBI to review the professional experience and reputation of the FPI, and custodian arrangements for Indian securities. Although the Trust has transitioned its status as a registered FII to a registered FPI, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FPI status. FPIs are required to observe certain investment restrictions, including limiting the aggregate ownership of any one company by an FPI and its investors to less than 10% of the company’s total issued share capital. In addition, the shareholdings of all registered FPIs may not exceed 24% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see “Other Foreign Tax Issues.” There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Funds to reach their investment objectives or repatriate their income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by a Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of that Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Certain sectors, such as telecommunications or banking, have restrictions that limit foreign investment above a specified percentage (or require regulatory approval to exceed that percentage). In addition, Indian takeover regulations contain certain provisions that may delay, deter, or prevent a future takeover or change in control of Indian companies. Those regulations may discourage or prevent a third-party from acquiring control of an Indian company, even if a change in control would result in the purchase of equity shares of such company at a premium to the market price or would otherwise be beneficial to a Fund. Certain reports also are required to be made upon reaching the specified levels under the Indian takeover regulations. Because FPIs are required to report the acquisition or divestment of shares of Indian companies with Indian regulators upon crossing certain thresholds, a Fund may be required to submit reports in accordance with applicable laws.

The ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Funds to repatriate their income and capital. Such conditions or modifications may prompt the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) to suspend redemptions of a Fund’s shares for up to the period allowed by the 1940 Act, which is seven days, except in certain limited circumstances. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, a Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments.

Risks Associated with Japan

The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Risks Associated with South Korea

The South Korean government has historically imposed significant restrictions and controls on foreign investors. As a result, the Funds may be limited in their investments or precluded from investing in certain South Korean companies, which may adversely affect the performance of the Funds. Under current regulations, foreign investors are allowed to invest in almost all shares listed on the South Korean Stock Exchange (“KSE”). From time to time, many of the securities trade among non-South Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in South Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Funds, if they purchase such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be reduced or eliminated by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Valuation Designee under the oversight of the Board of Trustees (as described on page 67).

Investments by the Funds in the securities of South Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in South Korea, and changes in South Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the South Korean securities held by the Funds. Political instability and/or military conflict involving North Korea may adversely affect the value of the Funds’ assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a South Korean company than about a U.S. company. Brokers in South Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political or economic stress. Additionally, South Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a South Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could adversely affect investments in South Korea.

The Funds do not intend to engage in activities that they believe would create a permanent establishment in South Korea within the meaning of the South Korea-U.S. Tax Treaty. Therefore, the Funds generally should not be subject to any South Korean income taxes other than South Korean withholding taxes. Exemption or reductions in these taxes apply if the South Korea-U.S. Tax Treaty applies to the Funds. If the treaty provisions are not, or cease to be, applicable to the Funds, significant additional withholding or other taxes could apply, reducing the NAVs of the Funds.

Risks Associated with Other Countries

The Funds may invest a substantial portion of its total net assets, in various other countries in the Asia Pacific region, including Australia, Bangladesh, Cambodia, Indonesia, Kazakhstan, Laos, Malaysia, Mongolia, Myanmar, New Zealand, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam. Each of the Matthews Emerging Markets Equity Fund, the Matthews Emerging Markets Small Companies Fund and the Matthews Emerging Markets Sustainable Future Fund will invest a substantial portion of its total net assets in various emerging countries and markets outside the Asia Pacific region, such as Brazil, Russia, and Mexico. Information regarding the risks associated with investing in some of these countries is included in the Prospectus, and additional information regarding the risks of investing in some of these countries is set forth below.

Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. The Vietnamese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government and bureaucratic actions have a significant effect on the economy and could adversely affect market conditions, deter economic growth and the profitability of private enterprises. Some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises. To date, economic, political and legal reform has proceeded at a slow pace, and foreign direct investment remains at a developmental stage. Currently, employees and management boards hold a majority of the equity of most privatized enterprises. In addition, the government of Vietnam continues to hold, on average, more than one-third of the equity in such firms. Only a small percentage of the shares of privatized companies are held by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners, and the government may levy withholding and other taxes on dividends, interest and gains. Despite rapid growth in economic activity over the past decade and longer, there can be no guarantee that Vietnam’s privatization process, or its efforts to reform its economic, political or legal systems will continue.

Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies), which may result in a fund being unable to repatriate proceeds from the sales of Vietnamese holdings. Business and overseas investment patterns may exacerbate currency conversion and repatriation at certain times of the year. The Funds may attempt to repatriate from the Vietnamese Dong using a third currency (e.g., Hong Kong Dollar or Euro), which could expose the Funds to risks associated with that currency and additional costs. Perhaps to a greater extent than markets in other emerging market countries, Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Adverse developments can result in substantial declines in the value of investments. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Such instability has and may erupt again into wide-scale disorder. Social and political instability may also result in increased levels of terrorism, prolonged economic disruption and may discourage foreign investment.

Ongoing border disputes with India may result in armed conflict between the two nations, both of which possess nuclear capabilities. Even in the absence of armed conflict, the lingering threat of war with India may depress economic growth and investment in Pakistan. Additionally, Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of foreign aid, loans and debt forgiveness. Such international support, however, may be significantly reduced or terminated in response to changes in the political leadership of Pakistan.

Pakistan faces a wide range of other economic problems and risks. Pakistan has undertaken a privatization initiative, but with continued opposition to such efforts, there is substantial uncertainty over whether privatization will continue and whether existing efforts will be reversed. Pakistan is subject to substantial natural resource constraints, which both hamper development and make Pakistan’s economy vulnerable to price fluctuations in these resources. Pakistan maintains large budgetary and current account deficits. The resulting high levels of national debt may not be sustainable. Pakistan also maintains a trade deficit, which could be worsened if relations with the United States, the largest market for Pakistani exports, deteriorate. The rights of investors and other property owners in Pakistan are subject to protection by a developing judicial system that is widely perceived as lacking transparency. Inflation threatens long-term economic growth and may deter foreign investment in the country. Government leaders have previously adopted policies that increased legal and economic uncertainty and inhibited foreign investment and may do so in the future.

Kazakhstan. Kazakhstan is an ethnically diverse republic with authoritarian presidential rule located in a strategic position between Asia and Europe. Kazakhstan has a resource-based economy heavily dependent on the export of natural resources, and accordingly, fluctuations in certain commodity markets or sustained low prices for Kazakh exports could adversely affect Kazakhstan’s economy.

Additionally, rising commodities prices create inflationary pressures from strong currency inflows. Kazakhstan has pursued economic reform and liberalization of many economic areas, but there is no guarantee that the government will not become directly involved in aspects of the economy in the future. The banking system is a significant weak point in the Kazakh economy because the solvency of banks is at risk from a high proportion of non-performing loans.

Brazil. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy historically has been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. A rising unemployment rate could also have the same effect.

Mexico. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on the U.S. economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates. In addition, one political party dominated its government until the elections of 2000, when political reforms were put into place to improve the transparency of the electoral process. Since then, competition among political parties has increased, resulting in elections that have been contentious, and this continued trend could lead to greater market volatility.

Russia. Russia has been undergoing some market-oriented reforms including a movement from centrally controlled ownership to privatization; however, it may experience unfavorable political developments, social instability, and/or significant changes in government policies. For example, military and political actions undertaken by Russia have prompted the United States and the regulatory bodies of certain other countries, as well as the EU, to impose economic sanctions on certain Russian individuals and Russian companies. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian companies. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including economic restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Funds invest. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions, being levied by the United States, EU and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. These sanctions and other responses and the continued disruption of the Russian economy may result in the devaluation of the Russian currency and a decline in the value and liquidity of Russian securities and may have other negative impacts on Russia’s economy, which could have a negative impact on a Fund’s investment performance and liquidity. Retaliatory actions by the Russian government could involve the seizure of U.S. residents’, such as a Fund’s, assets and could further impair the value and liquidity of Russian securities. In addition, a Fund’s ownership in securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system. A Fund may not be able to pursue claims on behalf of its shareholders because Russian banking institutions and registrars are not guaranteed by the Russian government.

Additional Investment Strategies

Except as otherwise stated, the following strategies and specific types of investments are not the principal investment strategies of the Funds, but are reserved by Matthews for its use in the event that Matthews deems it appropriate to do so to achieve the Funds’ fundamental investment objectives.

1. Loans of Portfolio Securities

The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities, provided that: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of that Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by Matthews, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive proceeds from the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by Matthews to be creditworthy, and when, in the judgment of Matthews, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by Matthews.

Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.

2. Repurchase Agreements

The Funds may enter into repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by Matthews, pursuant to guidelines established by the Board of Trustees. The repurchase price under the agreements equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the 1940 Act.

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each counterparty to a repurchase agreement as an issuer of a security for tax diversification purposes and not treat the agreement as cash, a cash equivalent or receivable.

The financial institutions with which the Matthews Asia Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by Matthews. Matthews will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3. Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase the securities at an agreed upon price, date and rate of interest. The repurchase price under the agreements equals the price paid by a counterparty plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities a Fund is obligated to repurchase

4. Securities of Other Investment Companies

Under Section 12(d)(1) of the 1940 Act, a Fund may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-traded funds (“ETFs”), business development companies (“BDCs”), real estate investment trusts (“REITs”) and unit investment trusts (“UITs”). Registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules adopted under the 1940 Act, subject to certain conditions. However, the Funds may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1), if the Fund satisfies certain conditions specified in the rule, including, among other conditions, that a Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). A Fund may also invest in an investment company in excess of the limits of Section 12(d)(1) in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund.

Conversely, Rule 12d1-4 also permits other registered investment companies to invest in the Funds in excess of the limits set forth in Section 12(d)(1) subject to certain conditions, including that such registered investment companies enter into an agreement with the Trust.

As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

5. Illiquid Investments

Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which, among other things, requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board of Trustees has reviewed and approved the written Liquidity Program for the Funds and has designated Matthews to administer the Funds’ Liquidity Program. On an ongoing basis, the Board will review annual reports from Matthews, as the program administrator of the Funds’ Liquidity Program, on operations of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program. Under certain circumstances such as when there is a shortfall in a Fund’s highly liquid investments below its established highly liquid investment minimum or when a Fund’s illiquid investment holdings exceed 15% of its net assets, certain remedial actions must be taken, which may include Board notification or review.

Under the Liquidity Rule, each Fund may invest no more than 15% of its net assets in illiquid investments. A Fund may not be able to readily sell such investments. Such investments are unlike securities that are traded in the open market and that can be expected to be sold immediately. The sale price of a security that is not readily marketable may be lower or higher than a Fund’s most recent estimate of its fair value. Generally, less public information is available with respect to the issuers of illiquid investments than with respect to companies whose securities are traded on an exchange. Securities that are not readily marketable are more likely to be issued by a start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well established companies.

6. Rule 144A Securities (Restricted Securities)

Securities which are not registered with the SEC pursuant to Rule 144A of the U.S. Securities Act of 1933, as amended (the “1933 Act”), are only traded among institutional investors. These securities are sometimes called “Restricted Securities” because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities may also be illiquid because they cannot be reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing their market value. The 15% limit on illiquid securities discussed previously does not include any restricted securities that have been determined to be liquid under the Funds’ Liquidity Program.

7. Convertible Securities

Each Fund may purchase convertible securities. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities often receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8. Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds’ average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if Matthews deems it appropriate to do so.

9. Short-Selling

In markets where it is permitted to do so, the Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future and then sells the borrowed shares. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the prices of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any loss will be increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund’s net assets.

10. Interest Rate Futures Contracts

The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as “interest rate futures contracts.” These futures contracts will be used only as a hedge against anticipated interest rate changes. A Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of that Fund’s total assets will be committed to margin. The principal risks related to the use of such instruments are: (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

11. Futures Transactions

The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions or by making or receiving a cash payment. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Funds may invest in certain commodity interests and engage in futures transactions as described in this SAI or a Prospectus on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges, and trading are regulated under the Commodity Exchange Act of 1936, as amended (the “CEA”), by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency. The Funds will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which Matthews avoids being deemed a “commodity pool operator” and a “commodity trading adviser.” Because of these plans, Matthews has claimed the applicable exemption under CFTC rules and is not registered or regulated as a commodity pool operator.

The Funds may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, each Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options is subject to the maintenance of a liquid secondary market, which cannot be assured.

The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts.

a. Restrictions on the Use of Futures Contracts

Each Fund may enter into futures contracts provided that such obligations (calculated on a net rather than a gross or notional basis) represent no more than 20% of the Fund’s net assets. Under the CEA, each Fund may invest in futures contracts, options on future contracts and certain swap agreements (i) for bona fide hedging purposes within the meaning of regulations under the CEA, or (ii) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).

b. Risk Factors of Futures Transactions

The primary risks associated with the use of futures contracts and options (commonly referred to as “derivatives”) are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) Matthews’ ability to predict correctly the direction of security prices, interest rates and other economic factors.

c. Regulation of Futures Transactions and Other Derivatives

U.S. regulation of futures and other derivatives, including options and swaps (see “13. Options” and “14. Swaps” below), is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

The Funds are required to comply with Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) when they engage in transactions involving derivatives and similar financing transactions. The Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and testing requirements, and comply with requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

12. Foreign Currency Transactions

The Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will conduct any foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. A forward contract generally has no deposit requirement, and because forward currency contracts are usually entered into on a principal basis, no fees or commissions are charged at any stage for trades. However, dealers do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Funds may also (but are not required to) hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

Each Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Matthews believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated (“cross-hedge”). The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. The Funds may also enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.

When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Each Fund may also (but is not required to) use options and futures on foreign currencies, in addition to forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the potential loss to a Fund from adverse currency movements, Matthews’ ability to anticipate changes in the price of foreign currencies is limited and any hedging may limit the potential gain from positive currency movements or otherwise result in losses. Such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the inter-bank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which Matthews believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes and charges associated with such delivery assessed in the issuing country.

13. Options

Each Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options also may be used to take either a long or short position on a securities index or an exchange traded fund (an “ETF”) related to a securities index. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. In addition to the obligation to pay a premium, or the ability to receive a premium, for options transactions as described below, a Fund may also be required to deposit variation margin on an on-going basis depending on changes in the market value of the transaction.

a. Writing Call Options

Each Fund may write covered call options from time to time on portions of its portfolio, without limit, as Matthews determines is appropriate in pursuing that Fund’s investment goals. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

The Funds will write call options only if they are “covered.” In the case of a call option on a security, Matthews considers the option to be covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, Matthews considers the option to be covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

A Fund’s obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b. Writing Put Options

Each Fund may write put options. The Funds will write put options only if they are “secured” at all times by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where Matthews wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c. Purchasing Call Options

Each Fund may purchase call options to the extent that premiums paid by that Fund do not aggregate more than 10% of its total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

d. Purchasing Put Options

Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund may purchase put options (i) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”); and (ii) for other reasons. A Fund may sell a put option that it had previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

14. Real Estate Investment Trusts

Certain of the Funds may make debt or equity investments in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

15. Risks Associated With Investing In China A Shares

China A Share Market Risk

Investments in China and more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, a Fund from time to time where the relevant China A Shares may be sold or purchased on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”), as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of a Fund. The China A Shares Markets are considered volatile and unstable under certain circumstances (with the risk of suspension of a particular stock or government intervention).

China QFI Investment Risk

Part of the assets of certain Funds may be invested in China A Shares through the use of a Qualified Foreign Investor (“QFI”) license. Under the prevailing regulations in China, foreign investors can invest in China A Shares and other permissible investments pursuant to the applicable QFI rules and regulations (“QFI Eligible Securities”) through institutions that have obtained QFI Status in China. The Funds themselves are not QFIs, but may invest directly in QFI Eligible Securities via the QFI Status of an entity having QFI Status. Matthews has been granted QFI Status through which a Fund will be able to invest in QFI Eligible Securities.

A Fund’s ability to make the relevant investment to fully implement or pursue its investment objective or strategy is subject to the applicable laws, rules and regulations (including restrictions on investments and repatriation of principal and profits) in China, which are subject to change and such change may have potential retrospective effect.

There are rules and restrictions under current QFI regulations including rules on remittance of principal, investment restrictions, lock-up periods, and repatriation of principal and profits. Due to Chinese legal requirements on repatriation of assets, proceeds from sales of China A Shares cannot be immediately received by a Fund.

The QFI Status of Matthews could be revoked, in particular because of material violations of rules and regulations by Matthews. If Matthews loses its QFI Status, the Funds may not be able to invest directly in QFI Eligible Securities and may be required to dispose of their holdings, which would likely have a material adverse effect on the Funds.

As the QFI, Matthews is responsible for ensuring that all transactions and dealings by a Fund in China A Shares will comply with the Fund’s investment policies as well as the relevant laws and regulations applicable to Matthews as QFI. If any conflicts of interest arise, Matthews will seek to ensure that each Fund is managed in the best interests of the shareholders of that Fund.

In extreme circumstances, a Fund may incur significant loss if the approval of Matthews as QFI is revoked/terminated or otherwise invalidated as the Fund may be prohibited from trading of relevant securities and repatriating of the Fund’s monies, or if any of the key operators or parties (including the QFI custodian/brokers) is bankrupt/in default and/or is disqualified from performing its obligations (including execution or settlement of any transaction or transfer of monies or securities).

Risks Associated with Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect

A Fund may invest and have direct access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect (each a “Stock Connect,” and together, the “Stock Connects”) upon approval by the relevant regulatory authority. The Shanghai-Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), SSE and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen-Hong Kong Stock Connect is a securities trading and clearing linked program developed by HKEx, SZSE and ChinaClear. The aim of each Stock Connect is to achieve mutual stock market access between mainland China and Hong Kong.

Under both Stock Connects, overseas investors (including the Funds) may be allowed, subject to rules and regulations issued and amended from time to time, to trade certain China A Shares listed on either the SSE or SZSE through the relevant “Northbound Trading Link.” At this time, the China A Shares available via the Northbound Trading Link of Stock Connects include (i) all constituent stocks of the SSE 180 Index and the SSE 380 Index, (ii) all constituent stocks of the SZSE Component Index and the SZSE Small/Mid Cap Innovation Index which have a market capitalization of not less than RMB 6 billion, and (iii) all the SSE-listed or SZSE-listed China A Shares that have corresponding H Shares listed on the Stock Exchange of Hong Kong Limited. SSE-listed or SZSE-listed China A Shares which are (i) not traded in RMB or (ii) under risk alert or delisting arrangement will be excluded under the Stock Connects.

Hong Kong and overseas investors (including the Funds) may only trade and settle SSE securities and SZSE securities in RMB.

There are significant risks inherent in investing in China A Shares through the Stock Connects. Specifically, trading can be affected by a number of issues. The Stock Connects can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. If one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through the Stock Connects may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its China A Shares purchased through a Stock Connect in a timely manner.

Each Stock Connect is also subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional China A Shares through the Stock Connect will be rejected. In addition, a Fund’s purchase of China A Shares through a Stock Connect may only be subsequently sold through the Stock Connect and is not otherwise transferable. The Stock Connects use an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit Matthews’ ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.

Further information about the Stock Connects is available online at the website: https://www.hkex.com.hk/mutual-market/stock-connect.

a.	Quota Limitations Risk

Each of the Stock Connects is subject to a daily quota. If the daily quota is exceeded, further buy orders will be rejected. The daily quota is not particular to either the Funds or Matthews; instead, it applies to all market participants generally. Thus, Matthews will not be able to control the use or availability of the quota. If Matthews is unable to purchase additional Stock Connect securities, it may affect Matthews’ ability to implement the Funds’ respective investment strategies.

b.	Suspension Risk

The SEHK, SZSE and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently which could adversely affect the relevant Funds’ ability to access the mainland China market.

c.	Differences in Trading Day

The Stock Connects only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors (such as the Funds) cannot carry out any China A Shares trading because it is not a day when the Hong Kong market is open for trading. The Funds may be subject to the risk of price fluctuations in China A Shares during the time when the Stock Connects are not trading as a result.

d.	Clearing and Settlement and Custody Risks

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (“CSRC”). The chances of a default by ChinaClear are considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares traded through the Stock Connects are issued without stock certificates in scripless form, so investors such as the Funds will not hold any physical China A Shares. Hong Kong and overseas investors, such as a Fund, who have acquired SSE Securities and/or SZSE Securities through the Stock Connects, should maintain the SSE Securities and/or SZSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

e.	Operational Risk

The Stock Connects are premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

It should be appreciated that the securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an ongoing basis.

There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A Fund’s ability to access the China A Shares Market (and hence to pursue its investment strategy) will be adversely affected.

f.	Recalling Risk and Trading Restrictions

A stock may be recalled from the scope of eligible SSE Securities or SZSE Securities for trading via the Stock Connects for various reasons, and in such event the stock can only be sold but is restricted from being bought. Matthews’ ability to implement a Fund’s investment strategies may be adversely affected.

g.	Nominee Arrangements in Holding China A Shares

HKSCC is the “nominee holder” of the securities acquired by overseas investors (including the relevant Funds) through the Stock Connects. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the securities acquired through the Stock Connects in accordance with applicable laws. However, how a beneficial owner of the relevant securities exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law those securities may form part of the pool of assets of such nominee holder available for distribution to creditors of such nominee holder and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, a Fund and the Depositary cannot ensure that the Funds’ ownership of these securities or title thereto is assured in all circumstances. Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE securities and/or SZSE securities in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, that Fund may suffer difficulties or delays in enforcing its rights in China.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, the Depositary and the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

h.	Investor Compensation

Since one or more Funds carry out Northbound trading through securities brokers in Hong Kong but not securities brokers in mainland China, investors are not protected by the China Securities Investor Protection Fund in China. However, investments of a Fund through Northbound trading under the Stock Connects will be covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong.

i.	Trading Costs

In addition to paying trading fees and stamp duties in connection with trading China A Shares, a Fund may be subject to other fees and taxes arising from stock transfers which are determined by the relevant authorities.

j.	Regulatory Risk

Stock Connects are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under the Stock Connects.

The relevant rules and regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the rules and regulations are subject to change which may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. The relevant Funds that may invest in mainland China markets through the Stock Connects may be adversely affected as a result of such changes.

k.	Risks Associated with the Small and Medium Enterprise Board and/or ChiNext Market

Via Shenzhen-Hong Kong Stock Connect, the Funds may access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the Funds if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for the Funds and their investors.

16. Responsible Investing (a principal investment strategy for the Matthews Emerging Markets Sustainable Future Fund)

In addition to traditional financial data, the Matthews Emerging Markets Sustainable Future Fund takes into consideration its ESG standards that help identify companies that Matthews believes contribute (or have to potential to contribute) to a sustainable future by addressing global environmental and social challenges.

There are no universally agreed upon objective standards for assessing ESG standards for companies. Rather, the Fund’s standards tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The Fund’s ESG standards can vary over different periods, can evolve over time and tend to be stated broadly and applied flexibly. They may also be difficult to apply consistently across regions, countries, industries or sectors. In some cases, Matthews will consider an investment to be eligible for the Fund where a company has expressed a goal or objective and has started to take actions that, if successful, would satisfy the Fund’s ESG standards in the judgment of Matthews. In addition, investors and others may disagree as to whether a certain company satisfies the Fund’s ESG standards given the absence of generally accepted criteria.

The Matthews Emerging Markets Sustainable Future Fund’s ESG standards will be used to help identify companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from various third-party data providers and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards. Matthews will use any one or more of the Fund’s following key ESG standards to evaluate potential investments: whether the issuer has adopted and followed (i) sustainable environmental practices, responsible resource management and energy efficiency practices, (ii) policies related to social responsibility, employee welfare, diversity and inclusion, or (iii) sound governance practices that align interests of shareholders and management and demonstrate a commitment to the integration of sustainability or ESG considerations.

Businesses that meet one or more of the Matthews Emerging Markets Sustainable Future Fund’s ESG standards are generally businesses that currently engage in practices or have business goals or objectives that, in the judgment of Matthews, if continue to be followed or if successfully implemented would make human or business activity less destructive to the environment, or become businesses that promote positive social and economic developments. Matthews believes that such companies can have cost advantages, quality improvements and improved profitability as a result of their sustainable business practices. Such companies may also gain increased consumer and employee loyalty as a result of growing preferences for environmentally and socially sustainable practices and may be less likely to be involved in lawsuits or governmental actions for regulatory violations. There can be no guarantee that a company that Matthews believes meets one or more of the Matthews Emerging Markets Sustainable Future Fund’s ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or that promotes positive social and economic developments. Matthews uses various sources of information, including but not limited to non-governmental organizations (NGOs), primary research, and third-party data sources such as negative news monitoring services and ESG data and research providers, in analyzing whether a company satisfies the Fund’s ESG standards. However, Matthews ultimately determines, based on its own analysis, whether a company satisfies those standards and is eligible for investment by the Fund.

Matthews uses strategic engagement and shareholder advocacy to encourage positive changes in sustainability and ESG matters at its portfolio companies. For example, Matthews may engage in active dialogues with company management regarding sustainability matters. Matthews will encourage better sustainability and ESG disclosures, through such active dialogues, shareholder proposals or other means. Matthews will also be able to express its views on ESG issues through proxy voting, which will be voted according to these ESG standards, at shareholder meetings of its portfolio companies.

17. STAR Market and Its Associated Risks

The Funds may invest in the stocks listed on the Science and Technology Innovation Board on the Shanghai Stock Exchange (“STAR Market”), by either participating in initial public offerings (“IPOs”) of companies to be listed on the STAR Market, or purchasing stocks that have been listed on the STAR Market. Funds that invest in the STAR Market may be exposed to the risk factors described under “Risks Associated with China.” In addition, the Funds may be exposed to the risk factors further described below.

•

Liquidity Risk: The STAR Market has strict investor eligibility requirements, and institutional and individual investors must meet such conditions to be allowed to invest in listed stocks on the STAR Market. As a result, the STAR Market may have limited liquidity relative to other stock markets.

•

De-listing Risk: The STAR Market’s registration-based IPO system is likely to lead to more regular de-listing, while temporary listing suspension, listing resumption and re-listing systems have not been set under the STAR Market. As a result, companies listed on the STAR Market may have greater exposure to de-listing risk.

•

Market Risk: Most companies listed on the STAR Market specialize in information technology, new materials, new energy, and biomedicine. These types of companies tend to be startups with uncertain earnings, cash flow and valuation prospects. Therefore, the stocks listed on the STAR Market may have greater exposure to market risks, which may lead to greater price fluctuations.

•

Correlation Risk: Many of the companies listed on the STAR Market are expected to be innovative technology enterprises that have gained a relatively high level of market recognition. Such companies tend to have similar operating and profit models.

Therefore, there could be a relatively high degree of correlation among many stocks listed on the STAR Market. A market downturn may lead to significant systematic correlation risk, which is a risk that the price fluctuation of a security may occur in conjunction with price fluctuations of all correlated securities.

•

Pricing Risk: Institutional investors are expected to play a dominant role in quotation, pricing and placement activities of the STAR Market. Furthermore, given the typical characteristics of companies listed on the STAR Market, such as a high degree of technological innovation combined with uncertain performance prospects, only a limited number of comparable companies will be available in the marketplace. These conditions may lead to pricing difficulties, and after listing, the listed stocks on the STAR Market may face the risk of immediate and significant price fluctuations.

•

Government Policy Risk: The Chinese government may change its policies with respect to its support of the Chinese technological industry. If such policy change were to take place, it might have a major impact on companies listed on the STAR Market. In addition, changes in the global economic situation may also have policy-level implications for the Chinese government, which could impact the prices of stocks listed on the STAR Market.

Funds’ Policies

The policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectus, each Fund may not:

1. Issue senior securities;

2. Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;

3. Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act;

4. Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This policy does not apply to Matthews Asia Innovators Fund, which concentrates its investments in the science and technology industries;

5. Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7. Change its diversification status under the 1940 Act;

8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9. Make investments in securities for the purpose of exercising control;

10. Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer. This policy does not apply to the Matthews Emerging Markets Small Companies, Matthews China Small Companies, or Matthews Emerging Markets Equity Funds; or

11. Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This policy does not apply to the Matthews Asia Dividend, Matthews China Dividend, Matthews India, Matthews Emerging Markets Small Companies, Matthews China Small Companies, or Matthews Emerging Markets Equity Funds.

With respect to policy number 2 related to the restriction on purchasing securities when borrowings exceed 5% of a Fund’s total net assets, the Trust excludes from the amount of a Fund’s outstanding borrowings the amount of proceeds that are expected to be received from the settlement of securities transactions that are in process and that are intended or designated for repayment of outstanding borrowings.

For purposes of policy number 4 above, the meaning of science and technology industries is provided in the Prospectus for the Matthews Asia Innovators Fund. Also for purposes of policy number 4, Matthews will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other industries. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Fund may also rely on third-party classification codes such as those provided by the U.S. Government (known as “SIC”), MSCI or GICS, Bloomberg, and FactSet.

Temporary Defensive Position

To the extent practicable and in light of economic and market conditions and a Fund’s cash needs, Matthews intends to be fully invested in the markets appropriate to each Fund’s investment objectives. When, in the opinion of Matthews, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. government securities or money market instruments backed by U.S. government securities. The Funds’ investment objectives may not be achieved at such times when a temporary defensive position is taken.

Portfolio Turnover

Matthews buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal circumstances the annual portfolio turnover rate for certain Funds will not exceed 100%. High portfolio turnover rates will generally result in higher transaction costs to a Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the most recent fiscal periods of the Funds are set forth in the “FINANCIAL HIGHLIGHTS” tables in the Prospectus. Portfolio turnover rates may vary greatly from year to year as well as within a particular year.

The following Fund experienced significant variations in its portfolio turnover rates over the most recent two fiscal years.

For the fiscal year ended December 31, 2022, the portfolio turnover rate for the Matthews Asia Innovators Fund decreased to 118% as compared to 220% for the fiscal year ended December 31, 2021. These rates were due principally to adjustments in the Fund’s portfolio allocations which were made in anticipation of (i) regulatory reforms including potential delisting of ADRs in the U.S. and changing regulatory environment predominantly in China, and (ii) changing economic conditions related to the post vaccine economic and societal re-openings.

Disclosure of Portfolio Holdings

In accordance with the Funds’ policies and procedures (the “Policies”), the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), is responsible for dissemination of information about the Funds’ portfolio holdings. The Funds, together with BNY Mellon, Matthews, and other service providers and (the “Service Providers”), may disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

(i) The Funds will send shareholders portfolio holdings in the Funds’ annual and semi-annual reports, which are mailed to shareholders and posted on the Funds’ website.

(ii) The Funds may release top ten holdings on a monthly basis via the Funds’ website and/or written communication generally within 10 days of month end.

(iii) For Matthews Asia Dividend Fund, Matthews Emerging Markets Small Companies Fund, Matthews Emerging Markets Sustainable Future Fund, and Matthews India Fund, preliminary holdings may be released on a quarterly basis 30 days after quarter end, and final holdings may be released on a quarterly basis 60 days after quarter end, via the Funds’ website and/or written communication. For the remaining Funds, preliminary holdings may be released on a monthly basis 30 days after month end, and final holdings may be released on a monthly basis 60 days after month end, via the Funds’ website and/or written communication.

(iv) BNY Mellon may send portfolio holdings to nationally recognized rating agencies via electronic transmission on a monthly or other periodic basis as requested.

(v) The Funds and the Service Providers may disclose the Funds’ portfolio security holdings in advance of general release and without delay to parties with which the Funds have ongoing arrangements to make this information available. Those parties receive such disclosure in connection with their day-to-day operations and management of the Funds and include the Funds’ custodian bank, Brown Brothers Harriman & Co.; Fund accountant, The Bank of New York Mellon; independent registered public accounting firm, PricewaterhouseCoopers LLP; pricing service providers, ICE Data Services and Refinitiv; liquidity risk management service provider, Risk Metrics Solutions, LLC; financial printer, Donnelley Financial Solutions; legal counsel, Paul Hastings LLP and Sullivan & Worcester LLP; and proxy voting services. The Funds also may disclose their portfolio security holdings to third parties in connection with their on-going efforts to analyze their trading activity, and in connection with their periodic reviews of the performance of existing fund agents and advisors or the retention of new agents and advisors. Specifically, these parties include Bloomberg Finance L.P., FactSet Research Systems Inc., Investment Company Institute, and ACA Compliance Group. Neither the Funds nor Matthews receive any compensation or other consideration in connection with any of these disclosure arrangements.

(vi) The Funds may disclose the Fund’s portfolio holdings on a confidential basis to other selected third parties only with the prior consent of a member of Matthews’ Compliance Department who is Director level or above (“Compliance”) and when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with Matthews; disclosure to a newly hired investment advisor or sub-advisor prior to them commencing their duties; and disclosure to a rating or ranking organization. In accordance with the Policies, third parties are required to keep confidential any information disclosed to them in accordance with the terms and conditions in non-disclosure agreements and/or confidential agreements, and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. Such selected disclosure of portfolio holdings will be reported to the Board of Trustees at its next regular meeting, and such report should state the business purpose of the disclosure.

(vii) As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, Form N-PORT, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

(viii) The month-end total net assets of each Fund may be made available on or after the fifth business day following the end of each calendar month by releasing the information via the Funds’ website. Such information may also be released to other third parties, e.g. Morningstar, a day after the information is released on the Funds’ website.

Certain separate client accounts and other pooled investment vehicles (such as those organized in foreign jurisdictions) managed by Matthews or its affiliates (such separate client accounts and other pooled investment vehicles collectively, “Other Matthews Accounts”) may have investment objectives and strategies that are substantially similar to those of the Funds, and holdings of Other Matthews Accounts, which may be similar or identical to a Fund’s holdings, may be disclosed to clients of Other Matthews Accounts or others before the disclosure of the Fund’s holdings in accordance with the Policies. As a result, it is possible that those clients or others may use such information for their own benefit, which could negatively impact the Fund’s execution of purchase and sale transactions for portfolio investments.

The Policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in inappropriate ways beyond the control of the Funds.

Management of the Funds

Board Leadership Structure and Risk Oversight.

The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met 8 times during the fiscal year ended December 31, 2022.

The Board consists of eight Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and two of whom are “interested persons” of the Trust (the “Interested Trustees”). An Independent Trustee serves as Chair of the Board. In addition, both of the standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Governance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel and with the Trust’s Chief Compliance Officer (“CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment advisory agreement, dated February 1, 2016, with the Trust, on behalf of the Funds (as amended from time to time, the “Advisory Agreement”). Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer and CCO.

The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.

Trustees and Officers.

The Trustees and executive officers of the Funds, their years of birth, business addresses, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the nineteen series* comprising the Trust. The address of each Trustee and executive officer of the Trust is Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

•	As of December 31, 2022, the “Fund Complex” consisted of the Trust’s twenty Funds. As of April 28, 2023, the “Fund Complex” consists of the Trust’s nineteen series.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Gale K. Caruso Born 1957	Trustee and Chair of the Board	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	19	Trustee (since 2006), Pacific Select Fund (57 Portfolios) and Pacific Funds Series Trust (39 Portfolios); Director (2005-2012), Make-A-Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Christopher F. Lee Born 1967	Trustee	Since 2015

Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business

(2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995-1997), Merrill Lynch & Co., Inc. (brokerage and investment management).

				19	Director (since 2017), Hong Kong Securities and Investment Institute; Trustee (since 2013), African Wildlife Foundation; Director (2013-2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (2010-2016), Oakland Museum of California.

Richard K. Lyons Born 1961	Trustee	Since 2010	Chief Innovation and Entrepreneurship Officer (since 2020), UC Berkeley; Dean (2008-2018), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management).	19

Trustee (since 2018), Syntax ETF Trust; Trustee (2001–2006), Barclays Global Investors Funds and Master Investment Portfolio (15 Portfolios); Trustee

(2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews International Funds (9 Portfolios).

Rhoda Rossman Born 1958	Trustee	Since 2006	Council Member, California Catastrophe Response Council (since 2019); Vice President, Corporate Investment Officer (2007- 2010), Senior Vice President and Treasurer (2003-2007), The PMI Group, Inc. (mortgage insurer).	19

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Toshi Shibano Born 1950	Trustee	Since 2003	President (since 1995), Executive Financial Literacy, Inc. (financial executive development programs); Faculty (2000-2020), General Electric’s John F. Welch Leadership Center (financial executive development programs); Director and Executive Education Lecturer (1995-2016), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001-2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995-2000), University of Chicago Graduate School of Business; Assistant Professor (1988-1995), Haas School of Business, UC Berkeley.	19

Jonathan F. Zeschin Born 1953	Trustee	Trustee since 2007 and Chair of the Board (2014-2021)	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	19	Trustee (2019), Russell Investment Funds (9 Portfolios) and Russell Investment Company (32 Portfolios).

INTERESTED TRUSTEES

James Cooper Abbott[2] Born 1969	Trustee and President	Trustee and President since September 2022	Director and Chief Executive Officer (since 2022), Matthews (investment management); Chairman and Chief Executive Officer/President (2009-2022), Carillon Tower Advisers, Inc. and Affiliates (asset management); Chief Executive Officer/President (2009-2022), Eagle Asset Management, Inc. (asset management); President (2003- 2021), Carillon Family of Funds (mutual fund company).	19	Director (since 2023), Matthews Asia Funds SICAV (12 Portfolios); Trustee (2017-2021), Carillon Family of Funds (12 Portfolios).

Robert Horrocks[2] Born 1968	Trustee (since 2018) and Vice President (since 2009	Trustee since 2018 and President since June 2022; Vice President 2009-2022	Chief Investment Officer (since 2009) and Director of Research (2008-2009), Matthews (investment management); Head of Research (2006-2008), Mirae Asset Management (investment management); Chief Investment Officer (2003-2006), Everbright Pramerica (investment management).	19	None

[1]	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected.
[2]

Mr. Abbott and Mr. Horrocks are each deemed an “interested person” of the Trust as defined under the 1940 Act because of their ownership interests in Matthews and the executive positions they hold with Matthews.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]

Siddharth Bhargava Born 1983	Vice President	Since 2021	Portfolio Manager (since 2021), Investment Analyst (2011-2021), Matthews (investment management).

Winnie Chwang Born 1982	Vice President	Since 2020	Portfolio Manager (since 2014), Matthews (investment management).

Deepa Damre-Smith Born 1975	Vice President	Since 2022	General Counsel (since 2022), Matthews (investment management); Managing Director (2014-2022), Director (2009-2013), BlackRock (investment management); Principal (2004-2009), Barclays Global Investors (investment management).

Taizo Ishida Born 1957	Vice President	Since 2009	Portfolio Manager (since 2006), Matthews (investment management); Vice President and Portfolio Manager (2000-2006), Wellington Management Company (investment management).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]

J. David Kast[2] Born 1966	Vice President	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018), Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009-2017), Goldman Sachs (investment management).

John Paul Lech Born 1980	Vice President	Since 2020	Portfolio Manager (since 2018), Matthews (investment management); Equity Strategic Projects (2017-2018), Head of Research and Portfolio Manager (2015-2017), Oppenheimer (investment management).

Elli Lee Born 1980	Vice President	Since 2022	Portfolio Manager (since 2019), Research Analyst (2016-2019), Matthews (investment management); Korean Equity Sales (2013-2016), Equity Research Analyst (2013-2016), Bank of America Merrill Lynch (investment management).

Kenneth Lowe, CFA Born 1984	Vice President	Since 2012	Portfolio Manager (since 2011), Research Analyst (2010-2011), Matthews (investment management); Investment Manager (2008-2010), Martin Currie Investment Management (investment management).

Shai Malka Born 1973	Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004-2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

Andrew Mattock, CFA Born 1975	Vice President	Since 2015	Portfolio Manager (since 2015), Matthews (investment management); Fund Manager (2000-2015), Henderson Global Investors (investment management).

John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010-2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

Peeyush Mittal, CFA Born 1977	Vice President	Since 2019	Portfolio Manager (Since 2018), Senior Research Analyst (2015-2018), Matthews (investment management); Senior Research Analyst (2012-2015), Franklin Templeton (investment management).

Lisa Nicosia Born 1966	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014-2022), Goldman Sachs (investment management).

Michael J. Oh, CFA Born 1976	Vice President	Since 2009	Portfolio Manager (since 2006), Assistant Portfolio Manager (2003-2006), Matthews (investment management).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]

Sojung Park Born 1986	Vice President	Since 2022	Portfolio Manager (since 2022), Investment Analyst (2016-2022), Matthews (investment management).

Sharat Shroff, CFA Born 1973	Vice President	Since 2009	Portfolio Manager (since 2006), Matthews (investment management).

Inbok Song Born 1977	Vice President	Since 2021	Portfolio Manager (since 2019, and from 2014-2015), Matthews (investment management); Portfolio Manager, Director of Research and chief data scientist (2016-2019), Seafarer Capital Partners (investment management); Senior Research Analyst (2013-2014), Analyst (2007-2012), Matthews (investment management).

Jeremy Sutch, CFA Born 1971	Vice President	Since 2021	Portfolio Manager (since 2021), Investment Analyst (2015-2021), Matthews (investment management).

Shuntaro Takeuchi Born 1978	Vice President	Since 2021	Portfolio Manager (since 2019), Senior Research Analyst (2016-2019), Matthews (investment management); Executive Director (2013-2016), UBS Securities LLC (investment management).

Vivek Tanneeru Born 1976	Vice President	Since 2015	Portfolio Manager (since 2014), Research Analyst (2011-2014), Matthews (investment management).

James E. Walter, CFA Born 1970	Vice President	Since 2009	Head of Investment Operations (since 2014), Executive Vice President of Investment Operations (2009-2014), Matthews (investment management).

Alex Zarechnak Born 1971	Vice President	Since 2022	Portfolio Manager (since 2022), Senior Research Analyst (2020-2022), Matthews (investment management); Analyst (2012-2019), Wellington Management (investment management).

Sherwood Zhang Born 1979	Vice President	Since 2018	Portfolio Manager (since 2014), Research Analyst (2011-2014), Matthews (investment management).

[1]

Each officer serves at the pleasure of the Board of Trustees. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in Matthews and/or an office held with the Trust or Matthews.

In addition, Jack Jafolla of BNY Mellon serves as an Assistant Treasurer of the Trust.

Board Committees.

Currently, the Board has an Audit Committee and a Governance Committee. Each committee is composed solely of the Independent Trustees (currently, Messrs. Lee, Lyons, Shibano and Zeschin, and Mses. Caruso and Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Lee, Chairperson

The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. Messrs Lee, Shibano, Lyons and Zeschin have been designated as Audit Committee financial experts in accordance with rules adopted by the SEC under the Sarbanes-Oxley Act of 2002.

The Audit Committee met 3 times during the fiscal year ended December 31, 2022.

Governance Committee Ms. Rossman, Chairperson

The Governance Committee has the responsibility, among other things, to (1) consider and nominate new Trustees to serve on the Board; (2) annually review and consider the compensation of the Board; and (3) manage the process for the Board’s annual “self-assessment.” The Governance Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Governance Committee considers a variety of factors it deems appropriate. The Governance Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee met 2 times during the fiscal year ended December 31, 2022.

The Board has designated Mr. Lyons as the Board’s risk liaison. As risk liaison, Mr. Lyons will serve as a point person for the Board to interact with Matthews’ Global Head of Risk and Compliance in between regular quarterly Board meetings, as appropriate, and to communicate with the Board regarding risk matters.

The Board may also establish various working groups from time to time as deemed necessary or appropriate. Such working groups would typically be comprised of a subset of the Board and would review matters as designated by the Board. Currently, the Board has established a 15(c) contract renewal group, comprised of Messrs. Zeschin and Ms. Caruso. The 15(c) contract renewal working group provides a preliminary review of Matthews’ 15(c) contract renewal material before it is presented to the full Board.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills.

The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the then composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.

The Board also considers diversity of its Trustees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

The Board also considers, among other factors, the particular attributes described below with respect to the various individual Trustees.

Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.

Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.

Mr. Lyons has enjoyed and continues to enjoy a distinguished academic and professional career in fields relevant to business and the investment industry generally, and he has many years of experience as a director or trustee of investment companies, including over a decade in the past as a Trustee of the Trust.

Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Shibano has many years of academic and professional business experience with prominent institutions and companies, much of which has related to financial matters, and he also has over ten years of experience serving on the Board.

Mr. Zeschin has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.

Mr. Abbott has extensive senior executive and global investment management experience, including serving as the President of the Trust and Chief Executive Officer of Matthews, and having served in similar executive functions at multiple other firms, including the boards of mutual funds and other investment companies.

Mr. Horrocks has extensive investment management experience as the Chief Investment Officer of Matthews and has been serving as the chief investment officer or similar function in the investment management industry since 2003.

Fund Ownership by Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each of the Funds and in all registered investment companies overseen by the Trustee within the same family of investment companies, as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*
INDEPENDENT TRUSTEES

Gale K. Caruso	Matthews Asia Growth Fund	$10,001-$50,000	Over $100,000
	Matthews Pacific Tiger Fund	$10,001-$50,000
	Matthews Asia Innovators Fund	$10,001-$50,000
	Matthews China Fund	$10,001-$50,000

Christopher F. Lee	Matthews Asia Dividend Fund	$1-$10,000	$50,001-$100,000
	Matthews Asia Innovators Fund	$10,001-$50,000
	Matthews India Fund	$1-$10,000
	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000

Richard K. Lyons	Matthews Pacific Tiger Fund Matthews Asia Growth Fund	Over $100,000 $10,001-$50,000	Over $100,000

Rhoda Rossman	Matthews Emerging Markets Equity Fund	$10,001-$50,000	Over $100,000
	Matthews Asian Growth and Income Fund	$10,001-$50,000
	Matthews Asia Dividend Fund	$10,001-$50,000
	Matthews Asia Innovators Fund	$1-$10,000
	Matthews India Fund	$10,001-$50,000
	Matthews Japan Fund	$10,001-$50,000

Toshi Shibano	Matthews China Fund	$10,001-$50,000	$50,001-$100,000
	Matthews India Fund	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*

Jon Zeschin	Matthews Emerging Markets Equity Fund	$10,001-$50,000	Over $100,000
	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000
	Matthews Asia Dividend Fund	$10,001-$50,000
	Matthews Asia Growth Fund	$10,001-$50,000
	Matthews Emerging Markets Sustainable Future Fund	$50,001-$100,000
	Matthews China Small Companies Fund	$50,001-$100,000

INTERESTED TRUSTEES

Abbott, James Cooper	Matthews Korea Fund	$1-$10,000	$50,001-$100,000
	Matthews India Fund Matthews Japan Fund	$1-$10,000 $1-$10,000
	Matthews Emerging Markets Equity Active ETF	$10,001-$50,000
	Matthews China Active ETF	$1-$10,000
	Matthews Asia Innovators Active ETF	$1-$10,000

Horrocks, Robert	Matthews Asian Growth and Income Fund	Over $100,000	Over $100,000
	Matthews Asia Dividend Fund	Over $100,000
	Matthews China Dividend Fund	Over $100,000
	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000
	Matthews Emerging Markets Equity Fund	Over $100,000

As of December 31, 2022, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter.

*	As of December 31, 2022, the “Fund Complex” consisted of the Trust’s twenty series.

Shareholders’ Voting Powers

On any matter submitted to a vote of shareholders, all shares shall be voted separately by the individual Fund, except that the shares shall be voted in the aggregate and not by individual Fund when (i) required by the 1940 Act; or (ii) the Board of Trustees has determined that the matters affect the interests of more than one Fund (e.g., the election of a new member to the Board of Trustees of the Trust). Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Investment Advisory Agreement

The Trust has retained Matthews to manage the assets of each of the Funds pursuant to the Advisory Agreement, which has been approved by the Board of Trustees, including the Independent Trustees. Additional information regarding the Advisory Agreement may be found in the section entitled “Investment Advisor, Underwriter and Other Service Providers.” The Advisory Agreement has an initial term of two years for each Fund and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of Trustees, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Funds is available in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2022.

Compensation

The fees and expenses of the Trustees are allocated to each series of the Trust and paid by the Trust. The following table shows the fees paid during the fiscal year ended December 31, 2022 to the Trustees for their service to the Funds and the total compensation paid to the Trustees by the Fund Complex.

	Fiscal Year Ended December 31, 2022
	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees**
Independent Trustees
Gale K. Caruso	$238,700.00	None	None	$238,700.00
Christopher F. Lee	$188,000.00	None	None	$188,000.00
Richard K. Lyons	$188,000.00	None	None	$188,000.00
Rhoda Rossman	$188,000.00	None	None	$188,000.00
Toshi Shibano	$188,000.00	None	None	$188,000.00
Jonathan F. Zeschin	$188,000.00	None	None	$188,000.00
Interested Trustees*
James Cooper Abbott	$0	None	None	$0
Robert Horrocks	$0	None	None	$0

*	No compensation is paid by the Trust to the Interested Trustees.
**	As of December 31, 2022, the “Fund Complex” consisted of the Trust’s twenty series.

No officer or employee of Matthews or BNY Mellon receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Code of Ethics

The Trust and Matthews have adopted a written code of ethics (the “Code of Ethics”) pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics requires certain persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in certain personal securities transactions. Transactions must be executed generally within 2 business days of clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of each calendar quarter or becoming an Access Person, and file an annual statement within 45 calendar days with respect to their personal securities holdings. Access Persons and members of their immediate family are prohibited from directly and indirectly acquiring beneficial ownership in any Asia Pacific or emerging country security (excluding ownership of shares of an investment company registered under the 1940 Act). Any material violation of the Code of Ethics is reported to the Board of Trustees. The Board of Trustees also oversees the administration of the Code of Ethics. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to Matthews the authority to vote proxies of companies held in each Fund’s portfolio. Matthews has written Proxy Voting Policies and Procedures (“Proxy Policies”) to retain the proxy advisory services of an independent proxy consultant, Institutional Shareholder Services, a division of Deutsche Borse AG (“ISS”), and adopted ISS Proxy Voting Guidelines (as applicable to the region of the company putting forth the particular proposal) to assist Matthews in evaluating shareholder proposals, effecting proxy votes and maintaining appropriate records. The ISS Proxy Voting Guidelines can be found at https://www.issgovernance.com/policy-gateway/voting-policies/. Matthews also retains the services of other independent proxy consultants and considers their proxy voting guidelines and proxy advisory recommendations to augment research in certain markets.

For significant corporate matters, such as establishing pension or profit sharing plans, proposed mergers and acquisitions, and sales of assets, as well as sustainability- and ESG-related matters, ISS Proxy Voting Guidelines establish guidelines for evaluating the facts and circumstances of the particular proposal. In such circumstances, Matthews evaluates the proposal in light of the best interests of a Fund and its shareholders and votes accordingly. With respect to other more routine matters, the ISS Proxy Voting Guidelines may establish certain standards that, if satisfied, will result in a vote for or against a proposal. Routine matters include (i) election of directors; (ii) approval of auditors; (iii) approval of dividends and distributions; (iv) confidential voting; and (v) limitation on charitable contributions or fees paid to professional advisors. However, even in these circumstances, Matthews reserves the right to evaluate each proposal individually, and to vote on the matter in a manner that Matthews believes is in the best interest of a Fund or its shareholders (even if that vote is inconsistent with ISS Proxy Voting Guidelines) (“Override”). For example, while Matthews generally votes in favor of management’s nominees for a board of directors, it may vote against management nominees if it believes that the board was entrenched or otherwise not acting in the best interests of shareholders. Matthews generally votes in the same manner for each of its Funds, subject to the individual objectives of each Fund. As a result, Matthews may vote in favor of a proposal for certain Funds while voting against the same proposal for other Funds (“Split Votes”). Matthews also reserves the right to revise, alter or supplement the Proxy Policies from time-to-time, which may result in different votes on similar issues over time.

There may be circumstances in which Matthews believes that refraining from voting on a matter submitted to shareholders is in the best interests of the Funds or its shareholders, such as when the cost of voting the proxy exceeds the expected benefit to a Fund. Similarly, voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions (including registration procedures that may result in a holding becoming illiquid for a period of time) and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include (i) untimely or inadequate notice of shareholder meetings; (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iii) in person voting requirements; (iv) restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”); (v) granting local agents powers of attorney to facilitate voting instructions; (vi) proxy materials or ballots not being readily available; and (vii) proxy materials or ballots not being available in English.

There may be circumstances in which Matthews has or may be perceived to have a conflict or potential conflict of interest in voting on particular matters. Matthews attempts to minimize this potential by utilizing an independent consultant to monitor and apply ISS Proxy Voting Guidelines. Matthews also monitors for conflicts and potential conflicts of interest circumstances. When a material conflict of interest is identified, Matthews (i) votes proxies in accordance with ISS Proxy Voting Guidelines; (ii) votes proxies based upon the recommendations of an independent third party or parties; (iii) advises the Board of Trustees of the circumstances, seeks their direction, and votes accordingly; or (iv) takes other action as may be appropriate in the particular circumstances.

In addition to providing research and other proxy voting services, ISS, through its Corporate Services Division, offers products and services to issuers of proxy solicitations consisting of advisory and analytical services, self-assessment tools and publications. ISS has represented that employees of its Corporate Services Division are not involved in ISS’ analysis of filed proxy proposals or preparation of vote recommendations. Nonetheless, ISS has adopted policies and procedures to guard against and to resolve any conflicts of interest that may arise in connection with its provision of research analyses, vote recommendations and voting services to Matthews.

Examples of the Funds’ positions on voting matters under the Proxy Policies. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;
•	Vote on a case-by-case basis on the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (known as “blank check” preferred stock);
•	Vote on a case-by-case basis regarding merger and acquisition matters;
•	Vote on a case-by-case basis regarding contested elections;
•	Vote on a case-by-case basis on equity compensation plans;
•	Vote on a case-by-case basis with respect to proposals intended to promote diversity and inclusion; and
•	Vote on a case-by-case basis with respect to director nominees that constitute diverse candidates.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022 is available without charge, (1) by visiting matthewsasia.com, (2) by calling the Fund at (800) 789-ASIA (2742) and (3) on the SEC’s website at sec.gov.

Control Persons and Principal Holders of Securities

As of April 1, 2023, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Class of the Funds, except for the Matthews Emerging Markets Equity Fund. As of April 1, 2023, the Trustees and officers as a group owned 2.3% of the Investor Class of the Matthews Emerging Markets Equity Fund, and 8.2% of the Institutional Class of the Matthews Emerging Markets Equity Fund.

The tables below show, as of April 1, 2023, the persons who owned of record or beneficially 5% or more of the outstanding voting shares of the Funds. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

Fund	Account Holder Name and Address	Percentage of Shares

Matthews Emerging Markets Equity Fund-Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	52.33

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	10.09

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	9.08

	Vanguard Brokerage Services PO Box 1170 Valley Forge PA 19482-1170	8.60

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	5.65

Matthews Emerging Markets Equity Fund- Institutional Class	Matthews International Capital Management, LLC Four Embarcadero Ctr Ste 550 San Francisco CA 94111-5912	43.83

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	20.72

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	16.89

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.88

Matthews Emerging Markets Sustainable Future Fund-Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	52.85

	Raymond James Omnibus For Mutual Funds House Acct Firm Attn Courtney Waller 880 Carrillon Parkway St Petersburg FL 33716	22.18

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	10.86

Matthews Emerging Markets Sustainable Future Fund-Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	33.56

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	17.32

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	15.79

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	12.43

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	8.57

	SEI Private Trust Company C/O Cambridge Trust Co 1 Freedom Valley Drive Oaks, PA 19456	5.21

Matthews Emerging Markets Small Companies Fund-Investor Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	26.72

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	22.06

	UBS Wm USA Spec Cdy A/C Exl Ben Customers Of UBSfsi 1000 Harbor Blvd Weehawken, NJ 07086	14.50

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.05

Matthews Emerging Markets Small Companies Fund-Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	55.18

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27.14

Matthews Asia Growth Fund-Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	28.30

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	20.06

	UBS Wm USA Spec Cdy A/C Exl Ben Customers Of UBSfsi 1000 Harbor Blvd Weehawken, NJ 07086	9.01

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	7.17

Matthews Asia Growth Fund-Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27.39

	Capinco C/O US Bank NA PO Box 1787 Milwaukee WI 53201-1787	17.16

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	14.53

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	13.68

	Band & Co C/O US Bank NA 1555 N Rivercenter Dr Ste. 302 Milwaukee WI 53212	10.98

Matthews Pacific Tiger Fund-Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	29.69

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	25.26

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.49

	UBS Wm USA Spec Cdy A/C Exl Ben Customers Of UBSfsi 1000 Harbor Blvd Weehawken, NJ 07086	5.18

Matthews Pacific Tiger Fund-Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29.26

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	26.02

	JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn NY 11245	11.39

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	10.26

Matthews Asia Innovators Fund-Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	26.62

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	24.78

	American Enterprise Investment Svc FBO 2nd Ave South Minneapolis MN 55402-2405	9.50

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	9.42

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	5.37

Matthews Asia Innovators Fund-Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	41.03

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	36.52

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	8.54

Matthews China Fund-Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	28.94

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	26.56

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	7.85

Matthews China Fund -Institutional Class	JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn NY 11245	51.85

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	10.17

	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.64

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	9.61

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	7.82

Matthews China Small Companies Fund-Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	33.25

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	28.84

	UBS Wm USA Spec Cdy A/C Exl Ben Customers Of UBSfsi 1000 Harbor Blvd Weehawken, NJ 07086	6.31

	Vanguard Brokerage Services PO Box 1170 Valley Forge PA 19482-1170	5.18

Matthews China Small Companies Fund-Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	42.65

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	35.11

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7.23

Matthews India Fund-Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	31.50

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	20.24

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	7.38

	Vanguard Brokerage Services PO Box 1170 Valley Forge PA 19482-1170	5.47

Matthews India Fund-Institutional Class	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	19.13

	Merrill Lynch Pierce Fenner & Smith Inc FSBO Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.91

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	14.64

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	13.80

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	12.40

Matthews Japan Fund-Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	20.60

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	12.56

Matthews Japan Fund- Institutional Class	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	61.11

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	19.22

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	11.46

Matthews Korea Fund-Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29.75

	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	22.19

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	7.23

Matthews Korea Fund-Institutional Class	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	22.81

	Andrew Rosenthal New York NY 10024-3015	17.61

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza 39th Floor New York NY 10004	17.54

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	17.19

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	14.62

Matthews Asian Growth and Income Fund-Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	29.68

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	23.79

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7.85

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.48

Matthews Asian Growth and Income Fund-Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	37.91

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27.79

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	14.98

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.37

Matthews Asia Dividend Fund-Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	33.17

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	23.00

	UBS Wm USA Spec Cdy A/C Exl Ben Customers Of UBSfsi 1000 Harbor Blvd Weehawken, NJ 07086	5.80

Matthews Asia Dividend Fund-Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	33.18

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	20.67

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	17.63

Matthews China Dividend Fund-Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	39.90

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	20.71

	UBS Wm USA Spec Cdy A/C Exl Ben Customers Of UBSfsi 1000 Harbor Blvd Weehawken, NJ 07086	9.48

Matthews China Dividend Fund-Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	36.49

	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	27.66

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	14.28

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	10.14

Investment Advisor, Underwriter and Other Service Providers

Investment Advisor

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. RBC USA Holdco Corporation (“RBC”), which is a direct, wholly owned subsidiary of the publicly traded Royal Bank of Canada, and Mizuho Bank, Ltd. (“Mizuho”), which is a direct, wholly owned subsidiary of the publicly traded Mizuho Financial Group, Inc., each has an ownership interest of 10–25% in Matthews. Funds managed by a subsidiary of Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm and registered investment advisor, also have a collective ownership interest (through direct owners) of 10-25% in Matthews. G. Paul Matthews, Deborah K. Matthews and Mark W. Headley each has an ownership interest of 5–10% in Matthews. A representative of each of RBC, Mizuho, Lovell Minnick, Mr. Paul Matthews and Mr. Headley are members of the Board of Directors of Matthews. Because of their ownership of, or positions with, Matthews, each of RBC, Lovell Minnick, Mizuho, Mr. Matthews and Mr. Headley may, for certain purposes, be deemed to be affiliated with Matthews.

Matthews performs its duties and is paid pursuant to its Advisory Agreement. The Trust, on behalf of the Funds, and Matthews are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws. Some of the terms of the Advisory Agreement are set by the 1940 Act, such as the annual review and renewal of the Advisory Agreement by the Board of Trustees after an initial two-year term and the termination by the Board of Trustees without penalty on 60 days’ notice.

The advisory services provided by Matthews and the fees received by it for such services are described in the Prospectus. Matthews may, from time-to-time, voluntarily waive its advisory fees and/or reimburse expenses with respect to one or more of the Funds, but is not obligated to do so. Matthews may delegate certain of its duties under the Advisory Agreement to an adviser or participating affiliate it controls, subject to its ongoing supervision. Matthews has organized an entity in Hong Kong, Matthews Global Investors (Hong Kong) Limited, which is technically regarded as a “participating affiliate” of Matthews. Personnel associated with Matthews Global Investors (Hong Kong) Limited provide certain portfolio management services at no extra cost to the Matthews China Dividend Fund, Matthews Emerging Markets Small Companies Fund, and Matthews China Fund.

Under the Advisory Agreement, Matthews is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The terms of the Advisory Agreement provide that, after an initial two-year term, it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of each Fund, or by the Board of Trustees, including a majority of the Independent Trustees. The Advisory Agreement may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to Matthews. Matthews may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to that Fund. The Advisory Agreement cannot be assigned; any assignment would automatically terminate the Advisory Agreement.

Under the Advisory Agreement, each Fund is responsible for payment of all of its expenses except those specifically assumed by Matthews or another third party, including payment of the following expenses:

1.	The fees and expenses of the Independent Trustees;

2.	The salaries and expenses of any of the Funds’ officers or employees who are not affiliated with Matthews;

3.	Interest expenses;

4.	Taxes and governmental fees;

5.	Brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

6.	The expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions;

7.	Accounting and legal costs;

8.	Insurance premiums;

9.	Fees and expenses of the Funds’ custodian, administrator and transfer agent and any related services;

10.	Expenses of obtaining quotations of the Funds’ portfolio securities and of pricing the Funds’ shares;

11.	Expenses of maintaining the Funds’ legal existence and of shareholders’ meetings;

12.	Expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses;

13.	Fees and expenses of membership in industry organizations; and

14.	Expenses related to the development and maintenance of the Funds’ Compliance Program as required by the 1940 Act.

The ratio of each Fund’s expenses to its relative net assets can be expected to be higher than the expense ratio of a fund investing solely in domestic securities, since the cost of maintaining the custody of foreign securities is generally higher than comparable expenses for such other funds and the rate of investment management fees paid by each Fund may also be higher than the comparable expenses of such other funds.

General expenses of the Trust such as costs of maintaining corporate existence, legal fees, insurance, etc., and expenses shared by the Funds will be allocated among the Funds on a basis deemed fair and equitable by the Board of Trustees, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

The Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Pursuant to the Advisory Agreement, the Funds, other than the excluded Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund (such Funds other than the excluded Funds collectively, the “Family-Priced Funds”), in the aggregate pay Matthews 0.75% of the aggregate average daily net assets of the Family-Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family-Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family-Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family-Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family-Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family-Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family-Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family-Priced Funds over $45 billion.

Pursuant to the Advisory Agreement, each of the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion.

Each Fund pays Matthews a monthly fee at the annual rate using the applicable investment management fee calculated based on the actual numbers of days of the month and based on the Fund’s average daily net assets for the month. In addition, under the Shareholder Services Agreement (as defined below), the Funds pay Matthews a fee for administrative and shareholder services. See “Shareholder Servicing and Administration.”

During the fiscal years ended December 31, 2020, 2021, and 2022, the aggregate advisory fees earned by Matthews before and after waivers of fees and/or reimbursement/subsidy of expenses by Matthews were as follows:

Fiscal Year Ended December 31	Aggregate Advisory Fees Earned by Matthews (before Waivers)	Aggregate Advisory Fees Earned by Matthews (after Waivers)
2020	$135,549,182	$132,809,286
2021	$173,899,734	$171,521,992
2022	$103,568,276	$101,814,702

Pursuant to an operating expenses agreement, dated as of November 4, 2003, (as amended from time to time, the “Operating Expenses Agreement”), Matthews has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class (i) for all Funds other than the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets Small Companies Fund, to 1.20%, (ii) for the Matthews Emerging Markets Equity Fund, to 0.90%, and (iii) for the Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets Small Companies Fund, to 1.15%, in each case first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class. If any non-class specific expenses of the Institutional Class are waived for the Institutional Class, Matthews has also agreed to waive an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because no class specific expenses will be waived for the Investor Class, the total annual operating expenses after fee waiver and expense reimbursement for the Investor Class would be 1.20%, 0.90% or 1.15%, as appropriate, plus the sum of (i) the amount (in annual percentage terms) of the class specific expenses incurred by the Investor Class that exceed those incurred by the Institutional Class; and (ii) the amount (in annual percentage terms) of the class specific expenses reduced for the Institutional Class and not the Investor Class.

If a Fund’s expenses fall below the expense limitation within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of such fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

For each Fund, the Operating Expenses Agreement will continue through April 30, 2024, and may be extended for additional periods not exceeding one year. This agreement may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has contractually agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Advisory Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Matthews may not recoup fees waived pursuant to the Fee Waiver Agreement. The Board has approved the Fee Waiver Agreement for an additional one-year term through April 30, 2024 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date.

Pursuant to an amended and restated intermediary platform fee subsidy letter agreement, effective March 1, 2015, between the Trust, on behalf of the Funds, and Matthews (as amended from time to time, the “Subsidy Agreement”), with respect to each intermediary platform that charges the Funds 10 basis points (0.10%) or more for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 2 basis points (0.02%), and with respect to each intermediary platform that charges the Funds 5 basis points (0.05%) or more but less than 10 basis points (0.10%) for the offer and sale of Institutional Class shares of the Matthews

Asia Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional Class of the Matthews Asia Funds a portion of those service fees in an amount equal to 1 basis point (0.01%). Matthews may not recoup amounts reimbursed pursuant to the Subsidy Agreement. The Subsidy Agreement may be terminated at any time by the Board upon 60 days’ written notice to Matthews, or by Matthews upon 60 days’ written notice to the Board.

For the fiscal years ended December 31, 2022, 2021, and 2020, the gross advisory fees earned under the Advisory Agreement, fees waived and/or expenses reimbursed/subsidized by Matthews pursuant to the Operating Expenses Agreement, the Fee Waiver Agreement and the Subsidy Agreement, and the net advisory fees for each Fund were as follows:

	Fiscal Year Ending Dec. 31, 2022
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees/ (Net Reimbursement)
Matthews Asia Total Return Bond Fund	$386,758	($130,734)	$256,024
Matthews Asia Credit Opportunities Fund	168,627	(121,945)	46,682
Matthews Asian Growth and Income Fund	5,946,121		5,946,121
Matthews Asia Dividend Fund	21,162,558	(41,494)	21,121,064
Matthews China Dividend Fund	1,732,129		1,732,129
Matthews Asia Growth Fund	6,756,260		6,756,260
Matthews Pacific Tiger Fund	36,545,335	(283,697)	36,261,638
Matthews Emerging Markets Sustainable Future Fund[1]	912,375	81,420	993,795
Matthews Asia Innovators Fund	4,974,909		4,974,909
Matthews China Fund	6,451,300		6,451,300
Matthews India Fund	4,461,594		4,461,594
Matthews Japan Fund	7,009,512		7,009,512
Matthews Korea Fund	694,962		694,962
Matthews Emerging Markets Small Companies Fund[2]	3,600,841	(647,978)	2,952,863
Matthews China Small Companies Fund	2,494,569	(388,736)	2,105,833
Matthews Emerging Markets Equity Fund	270,426	(220,410)	50,016

[1]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[2]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.

	Fiscal Year Ending Dec. 31, 2021
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees/ (Net Reimbursement)
Matthews Asia Total Return Bond Fund	$720,430	$(6,972)	$713,458
Matthews Asia Credit Opportunities Fund	481,257	(22,473)	458,784
Matthews Asian Growth and Income Fund	9,137,567	—	9,137,567
Matthews Asia Dividend Fund	36,142,480	(253,134)	35,889,346
Matthews China Dividend Fund	2,689,813	—	2,689,813
Matthews Asia Growth Fund	14,574,587	—	14,574,587
Matthews Pacific Tiger Fund	60,190,397	(1,081,522)	59,108,875
Matthews Emerging Markets Sustainable Future Fund[1]	769,495	182,967	952,462
Matthews Emerging Asia Fund[2]	N/A	—	N/A
Matthews Asia Innovators Fund	12,870,436	—	12,870,436
Matthews China Fund	10,899,770	—	10,899,770
Matthews India Fund	5,039,854	—	5,039,854
Matthews Japan Fund	11,075,937	—	11,075,937
Matthews Korea Fund	982,428	—	982,428
Matthews Emerging Markets Small Companies Fund[3]	3,381,078	(638,812)	2,742,266
Matthews China Small Companies Fund	4,582,746	(309,590)	4,273,156
Matthews Emerging Markets Equity Fund[4]	361,459	(248,206)	113,253

[1]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[2]	The Matthews Emerging Asia Fund was reorganized into the Matthews Emerging Markets Small Companies Fund effective April 29, 2021.
[3]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.
[4]	The Matthews Emerging Markets Equity Fund commenced operations on April 30, 2020.

	Fiscal Year Ending Dec. 31, 2020
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees/ (Net Reimbursement)
Matthews Asia Total Return Bond Fund	$596,035	$(79,780)	$516,255
Matthews Asia Credit Opportunities Fund	511,917	(62,980)	448,937
Matthews Asian Growth and Income Fund	8,900,674	—	8,900,674
Matthews Asia Dividend Fund	28,948,556	(134,924)	28,813,632
Matthews China Dividend Fund	2,257,142	—	2,257,142
Matthews Asia Growth Fund	8,959,032	—	8,959,032
Matthews Pacific Tiger Fund	49,413,522	(648,059)	48,765,463
Matthews Emerging Markets Sustainable Future Fund[1]	396,225	(40,676)	355,549
Matthews Emerging Asia Fund[2]	1,966,515	(801,181)	1,165,334
Matthews Asia Innovators Fund	5,427,554	—	5,427,554
Matthews China Fund	7,375,807	—	7,375,807
Matthews India Fund	4,415,150	—	4,415,150
Matthews Japan Fund	10,928,444	—	10,928,444
Matthews Korea Fund	786,229	—	786,229
Matthews Emerging Markets Small Companies Fund[3]	1,697,281	(378,868)	1,318,413
Matthews China Small Companies Fund	2,880,688	(362,019)	2,518,669
Matthews Emerging Markets Equity Fund[4]	88,411	(231,409)	(142,998)

[1]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[2]	The Matthews Emerging Asia Fund was reorganized into the Matthews Emerging Markets Small Companies Fund effective April 29, 2021.
[3]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.
[4]	The Matthews Emerging Markets Equity Fund commenced operations on April 30, 2020.

Portfolio Managers

The following table shows information regarding other accounts managed by the Funds’ Portfolio Managers, who are primarily responsible for the applicable Fund’s day-to-day investment management decisions as of December 31, 2022.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Siddharth Bhargava Co-Manager of the Matthews Asian Growth and Income Fund and Matthews Asia Dividend Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	$0 127,280,095 0	0 0 0	0 0 0

Winnie Chwang

Lead Manager of the Matthews China Small Companies Fund and Matthews China Dividend Fund

Co-Manager of the Matthews China Fund, Matthews China Active ETF, Matthews Pacific Tiger Fund and Matthews Asia Dividend Fund

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 6 0	$0 1,081,591,770 0	0 0 0	0 0 0

Donghoon Han Co-Manager of the Matthews Japan Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $81,800,506 0	0 0 0	0 0 0
Robert Horrocks, PhD Lead Manager of the Matthews Asian Growth and Income Fund and Matthews Asia Dividend Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 4 0	0 $993,096,594 0	0 0 0	0 0 0
Taizo Ishida Lead Manager of the Matthews Asia Growth Fund and Matthews Japan Fund Co-Manager of the Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 3 0	0 $255,533,650 0	0 0 0	0 0 0
John Paul Lech Lead Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF and Matthews Emerging Markets ex China Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $232,703,289 0	0 0 0	0 0 0
Elli Lee Lead Manager of the Matthews Korea Fund and Matthews Korea Active ETF Co-Manager of Matthews Asia Growth and Income Fund, Matthews Asia Dividend Fund and Matthews China Dividend Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 2 0	0 $138,614,937 0	0 0 0	0 0 0
Kenneth Lowe, CFA Lead Manager of the Matthews Asian Growth and Income Fund and Matthews Asia Dividend Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 4 0	0 $993,096,594 0	0 0 0	0 0 0

Andrew Mattock, CFA

Lead Manager of the Matthews China Fund, Matthews China Small Companies Fund, and Matthews China Active ETF

Co-Manager of the Matthews China Dividend Fund, Matthews Pacific Tiger Fund, Matthews Emerging Markets Equity Fund and Matthews Emerging Markets Equity Active ETF

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 5 0	0 $954,311,674 0	0 0 0	0 0 0

Peeyush Mittal, CFA

Lead Manager of the Matthews India Fund

Co-Manager of the Matthews Emerging Markets Equity Fund, Matthews Asia Growth Fund, Matthews Emerging Markets Equity Active ETF and Matthews Emerging Markets ex China Active ETF

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $22,836,720 0	0 0 0	0 0 0
Michael Oh, CFA Lead Manager of the Matthews Korea Fund, Matthews Korea Active ETF, Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF Co-Manager of the Matthews Asia Growth Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $30,418,657 0	0 0 0	0 0 0
Sojung Park Co-Manager of the Matthews Korea Fund and Matthews Korea Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 0	0 $498,626,748 0	0 0 0	0 0 0

Sharat Shroff, CFA Lead Manager of the Matthews Pacific Tiger Fund Co-Manager of the Matthews India Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 3 0	0 $891,862,217 0	0 0 0	0 0 0
Inbok Song Lead Manager of the Matthews Pacific Tiger Fund Co-Manager of the Matthews Emerging Markets Sustainable Future Fund, Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 3 0	0 $924,334,696 0	0 0 0	0 0 0
Jeremy Sutch, CFA Co-Manager of the Matthews Emerging Markets Small Companies Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 2 0	0 $617,699,006 0	0 0 0	0 0 0
Shuntaro Takeuchi Lead Manager of the Matthews Japan Fund	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 2 0	0 $225,114,993 0	0 0 0	0 0 0
Vivek Tanneeru Lead Manager of the Matthews Emerging Markets Sustainable Future and Matthews Emerging Markets Small Companies Funds	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 2 0	0 $124,120,747 0	0 0 0	0 0 0

Alex Zarechnak

Lead Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF and Matthews Emerging Markets ex China Active ETF

Co-Manager of the Matthews Emerging Markets Small Companies Fund

	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 0	0 0 0	0 0 0	0 0 0
Sherwood Zhang Lead Manager of the Matthews China Dividend Fund Co-Manager of the Matthews China Fund and Matthews China Active ETF	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 5 0	0 $606,752,940 0	0 0 0	0 0 0

Lead Managers and Co-Managers (collectively with Lead Managers, “Portfolio Managers”) receive compensation generally consisting of a combination of base salary, fixed and discretionary bonuses, participation in equity or in similar equity-like instruments based on revenues of the firm, and participation in benefit plans, which are generally available to all salaried employees. Compensation is structured to emphasize shareholder interests, the individual employee, and Matthews as a firm. Compensation is not linked to the distribution of the shares of the Funds. Key elements of compensation are detailed below:

Base Salary	Each Portfolio Manager receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms.

Bonus	Matthews emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews and the employee’s contributions to the firm, such as the pre-tax performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities. Performance is generally considered based on a relative score over longer term periods. However, market conditions and performance relative to the benchmark or peer group of a Fund or other account may also be considered.

Other Compensation	Lead Managers may receive compensation in the form of equity interests in Matthews or cash payments based upon a percent of Matthews’ revenues. Matthews is a private limited liability company that provides pass-through treatment. Accordingly holders of equity interests may be allocated portions of Matthews’ profits and losses, and may receive cash distributions. Such distributions may be made subject to certain required distributions and payments, Matthews’ working capital requirements and similar considerations.

Benefit Programs	Portfolio Managers participate in benefit plans and programs available generally to all employees.

As shown in the table above, certain Portfolio Managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other U.S. or non-U.S. mutual funds advised or sub-advised by Matthews, and separately managed accounts. Fees earned by Matthews may vary among these accounts, the Portfolio Managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors may create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. A Portfolio Manager’s compensation arrangement may also give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management; and the bonuses of the Portfolio Managers relate to increases in asset levels under Matthews’ management. Additionally, as explained above, certain Portfolio Managers may receive equity-based compensation from Matthews. The management of or participation in the management of multiple Funds and accounts may give rise to potential conflicts of interest among the Funds and accounts, as Portfolio Managers must allocate their time and investment ideas across the Funds and other accounts, which may pay different fees to Matthews and have different objectives, benchmarks and time horizons. A Portfolio Manager may execute transactions for a Fund or other account that may adversely impact the value of securities held by the Fund. Any securities selected for a Fund or other account may perform differently than the securities selected for another Fund or other account. However, Matthews believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to a variety of exceptions (for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors). In addition, the Funds and Matthews have adopted a trade management policy, which they believe is reasonably designed to address potential conflicts of interest that may arise in managing multiple accounts. With respect to the allocation of investment opportunities (i.e., investment ideas), Matthews has established policies and procedures that provide that all research conducted by any member of Matthews’ investment team be generally available to every other member. However, Matthews Portfolio Managers may act upon applicable research at any time, and no account or investment mandate (i.e., a group of accounts with similar investment objectives) has any general priority in the access to or allocation of any investment opportunity. In addition, Matthews may determine that priority to an investment opportunity should be established because of its limited availability, the difficulty of execution or other factors. Currently Matthews accords such priority with respect to (i) accounts (such as the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund) that invest in Small Companies (as defined in the Prospectus); (ii) investments in Small Companies in which no account managed by Matthews has previously invested; and (iii) accounts that focus on a specific country or sector and intend to invest in initial public offerings, secondary public offerings and private placements may be given priority in such opportunities to the extent they are associated with securities from a country or in a sector in which the account invests (e.g., the Matthews China Fund may be accorded priority with respect to the initial public offering of a Chinese company).

The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Code of Ethics will adequately address such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund for which they are primarily responsible for the day-to-day management of the Fund’s portfolio and in all Funds of the Trust, as of December 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund
Bhargava, Siddharth	Matthews China Dividend Fund*	$1-$10,000

Chwang, Winnie	Matthews Asia Dividend Fund	$1-$10,000
	Matthews Asia Growth Fund*	$10,001-$50,000
	Matthews China Fund	$50,001-$100,000
	Matthews India Fund*	$1-$10,000
	Matthews Emerging Markets Small Companies Fund*	$1-$10,000
	Matthews China Small Companies Fund	$100,001-$500,000

Han, Donghoon	Matthews Japan Fund	$10,001-$50,000

Ishida, Taizo
	Matthews Asia Growth Fund	$500,001-$1,000,000
	Matthews Japan Fund	$100,001-$500,000
	Matthews Emerging Markets Small Companies Fund*	$50,001-$100,000

Lech, John Paul	Matthews Emerging Markets Equity Fund	$500,001-$1,000,000

Lee, Elli	None

Lowe, Kenneth	Matthews Asian Growth and Income Fund	$10,001-$50,000

Mattock, Andrew	Matthews China Fund	$100,001-$500,000
	Matthews China Small Companies Fund	$100,001-$500,000

Mittal, Peeyush	Matthews Emerging Markets Equity Fund	$10,001-$50,000
	Matthews China Dividend Fund*	$10,001-$50,000
	Matthews India Fund	$100,001-$500,000
	Matthews China Small Companies Fund*	$1-$10,000

Oh, Michael	Matthews Asia Innovators Fund	$100,001-$500,000
	Matthews Korea Fund	$10,001-$50,000
	Matthews Asia Growth Fund	$1-$10,000
	Matthews Asia Innovators Active ETF	$100,001-$500,000

Park, Sojung	Matthews Korea Fund	$1-$10,000

Shroff, Sharat	Matthews Asian Growth and Income Fund*	$10,001-$50,000
	Matthews Asia Dividend Fund*	$1-$10,000
	Matthews China Dividend Fund*	$10,001-$50,000
	Matthews Asia Growth Fund*	$10,001-$50,000
	Matthews Pacific Tiger Fund	$50,001-$100,000
	Matthews Asia Innovators Fund*	$10,001-$50,000
	Matthews China Fund*	$10,001-$50,000
	Matthews India Fund	$100,001-$500,000
	Matthews Japan Fund*	$10,001-$50,000
	Matthews Korea Fund*	$1-$10,000
	Matthews Emerging Markets Small Companies Fund*	$10,001-$50,000
	Matthews China Small Companies Fund*	$10,001-$50,000

Song, Inbok	Matthews Pacific Tiger Fund	$100,001-$500,000

Sutch, Jeremy	None

Takeuchi, Shuntaro	Matthews Japan Fund	$100,001-$500,000

Tanneeru, Vivek	Matthews Emerging Markets Small Companies Fund	$10,001-$50,000
	Matthews Emerging Markets Sustainable Future Fund	$10,001-$50,000

Zarechnak, Alex	Matthews Emerging Markets Equity Fund	$100,001-$500,000

Zhang, Sherwood	Matthews China Dividend Fund	$100,001-$500,000

*	The Portfolio Manager does not have responsibility for the day-to-day management of this Fund’s portfolio.

Principal Underwriter in the United States

The Trust and Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), have entered into a distribution agreement (the “Distribution Agreement”). The Underwriter, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.

Pursuant to the Distribution Agreement, the Underwriter acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Underwriter continually distributes shares of the Funds on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of Fund shares. The Underwriter and its officers have no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Funds.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial intermediaries for the distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or Matthews, rather than the Underwriter, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Underwriter.

These financial intermediaries may otherwise act as processing agents and be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Trust has agreed to indemnify the Underwriter from losses relating to the Underwriter’s assumption of the principal underwriter function and from prospectus and sales material disclosure liability but not for willful malfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, in accordance with Section 17(i) of the 1940 Act.

Principal Underwriter in Latin America

The Trust and Picton S.A. (“Picton”) have entered into a distribution agreement (the “Picton Distribution Agreement”). Picton has registered offices at Av. Apoquindo 2929, 22nd floor, Las Condes, Santiago, Chile. Picton acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and Picton may agree upon from time to time). The Picton Distribution Agreement has been approved by the Board of Trustees. Matthews compensates Picton for its services to the Funds.

Pursuant to the Picton Distribution Agreement, Picton has agreed to qualify under all applicable laws in Chile, Peru and Colombia (and other Latin American countries as the Funds and Picton may agree upon from time to time) in connection with the distribution of the Funds’ shares in such countries. Picton is not, and is not required to be, a broker-dealer registered with the SEC or a member of FINRA.

Compensation Paid to Principal Underwriters

For the fiscal years ended December 31, 2022, 2021, and 2020, neither the Trust nor any Fund paid compensation to any principal underwriter. In addition, for those years, no underwriting commissions were charged or amounts were retained by the principal underwriters.

Rule 12b-1 Plan (Distribution Plan)

The Trust’s 12b-1 Plan (the “Plan”) is inactive. The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders and any amounts payable under the Plan would be subject to applicable operating expense limitations. If the Plan were reactivated, the fee would be up to 0.25% for each of the Investor Class and Institutional Class, respectively.

Shareholder Servicing and Administration and other Service Providers

Shareholder Servicing and Administration

The Bank of New York Mellon (“BNY Mellon”) provides certain administrative services to the Trust pursuant to a Second Amended and Restated Investment Company Services Agreement dated as of April 1, 2007, as amended from time to time (the “Investment Company Services Agreement”). Under the Investment Company Services Agreement, BNY Mellon provides certain accounting and financial administration services for the Trust including, among other things, the computation of the NAVs of the Funds’ shares, maintenance of certain of the Funds’ books and financial records, preparation and filing of shareholder reports, preparation and filing of certain tax returns and coordination of the payment of Fund-related expenses through the custodian. BNY Mellon also provides certain regulatory administration services including, among other things, the preparation of agendas and resolutions for quarterly Board meetings, maintenance of the Trust’s corporate records and assistance with the preparation and filing of the annual update to the Trust’s registration statement with the SEC.

In addition, pursuant to the Investment Company Services Agreement, BNY Mellon provides certain transfer agency and other shareholder services for shareholders who open accounts directly with BNY Mellon. Such services include maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related servicing generally (collectively, “transfer agency and shareholder services”).

During the fiscal years ended December 31, 2022, 2021, and 2020, the aggregate amounts paid by the Funds to BNY Mellon for accounting and administration services totaled $ 1,212,723, $2,072,244, and $1,605,658, respectively, and are broken down as follows:

Fund	Fees Paid to Administrator During FYE 12-31-20	Fees Paid to Administrator During FYE 12-31-21		Fees Paid to Administrator During FYE 12-31-22
Matthews Asia Total Return Bond Fund	$8,670		$10,479		$5,625
Matthews Asia Credit Opportunities Fund	$7,446		$7,000		$2,453
Matthews Asian Growth and Income Fund	$106,962		$110,452		$70,892
Matthews Asia Dividend Fund	$347,938		$436,839		$252,482
Matthews China Dividend Fund	$27,125		$32,512		$20,651
Matthews Asia Growth Fund	$107,687		$176,165		$80,606
Matthews Pacific Tiger Fund	$593,894		$727,522		$435,812
Matthews Emerging Markets Sustainable Future Fund[1]	$4,763		$9,299		$10,861
Matthews Emerging Asia Fund[2]	$15,732	$	N/A	$	N/A
Matthews Asia Innovators Fund	$65,258		$155,575		$59,360
Matthews China Fund	$88,649		$131,749		$76,936
Matthews India Fund	$53,069		$60,909		$53,160
Matthews Japan Fund	$131,327		$133,866		$83,612
Matthews Korea Fund	$9,450		$11,874		$8,285
Matthews Emerging Markets Small Companies Fund[3]	$13,578		$26,972		$28,807
Matthews China Small Companies Fund	$23,046		$36,662		$19,957
Matthews Emerging Markets Equity Fund[4]	$1,064		$4,369		$3,224

[1]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[2]	The Matthews Emerging Asia Fund was reorganized into the Matthews Emerging Markets Small Companies Fund effective April 29, 2021.
[3]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.
[4]	The Matthews Emerging Markets Equity Fund commenced operations on April 30, 2020.

For shareholders who purchase shares through a broker or other financial intermediary (sometimes called fund “supermarkets”), some or all transfer agency and shareholder services may be performed by that intermediary. The services provided by supermarkets (although they vary from supermarket to supermarket) generally include the following: acceptance, processing and settlement of specific shareholder transactions (purchases, redemptions and exchanges); establishing and maintaining transaction clearing relationships; establishing and maintaining individual shareholder records; providing and maintaining periodic and transaction-specific reporting; maintaining shareholder records regarding share splits, reorganizations and other corporate actions; performing anti-money laundering and related regulatory compliance functions that relate to individual shareholders; responding to inquiries regarding the Funds as well as the status of accounts and transactions made by shareholders who own shares through that supermarket; providing NAV, dividend and distribution information to shareholders; and assisting with shareholder communications. Some fund supermarkets also provide the following services: next-day transaction processing services; 24-hour transaction services; performance estimates; research; fund ratings (e.g., Lipper and Morningstar ratings); risk analysis; fund facts and fees; tax information and analysis; independent due diligence of funds; tax lot accounting; internet services; and access to other financial products (e.g., banking and credit). You should contact your supermarket to determine the specific services available to you. For performing transfer agency and shareholder services, the supermarket may seek compensation from the Funds or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation (and periodically reviews the allocation) of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board of Trustees determines may represent compensation to supermarkets for distribution services.

Various broker-dealers, including, among others, J.P. Morgan Chase Bank, N.A. and Bank of America Merrill Lynch, provide certain shareholder, administrative and sub-transfer agency services to the Funds for compensation under various agreements. Such services include, without limitation, transmission of purchase and redemption orders in accordance with the Funds’ prospectuses; maintenance of separate records for clients; mailing of shareholder confirmations and periodic statements; processing of dividend payments; and provision of shareholder information and support.

The Trust has also entered into an Administration and Shareholder Services Agreement with Matthews as of August 13, 2004, (as amended from time to time, the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, Matthews provides a range of administrative services that focus on the servicing needed by the Funds and oversight and coordination of their various service providers, as distinct from the services provided by BNY Mellon and supermarkets to shareholder accounts. Matthews’ services may include, on a continuous basis: responding to shareholder communications that come to Matthews directly, indirectly via BNY Mellon or a supermarket, or via the Funds’ website; providing regular communications and investor education materials to shareholders; communicating with investment advisors whose clients own or hold shares of the Funds and providing such other information as may reasonably be requested by shareholders or certain services not provided by the Funds’ transfer agent or by fund supermarkets. Matthews also provides, on a continuous basis, the following administration services: oversight of the activities of BNY Mellon as the Funds’ transfer agent (including the transfer agent’s call center operations); oversight of the Funds’ accounting agent, custodian and BNY Mellon’s administrative functions; assisting with the daily calculation of Fund NAVs; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by other parties, such as BNY Mellon, for Board meetings; providing such other information and assistance to shareholders as they may reasonably request; coordinating and executing the offering (or closure) of a Fund; and general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technical support.

Pursuant to the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion. Gross fees earned under the Services Agreement, fees waived pursuant to the Fee Waiver Agreement, the net fees and the net fees in basis points for the fiscal years ended December 31, 2022, 2021, and 2020, were as follows:

	Fiscal Year Ending Dec. 31, 2022
Fund	Gross Administration and Shareholder Servicing Fees Earned	Fees Waived and/ or Expenses Reimbursed by Matthews	Net Fees	Net Fee in Basis Points
Matthews Asia Total Return Bond Fund	$109,024	$—	$109,024	0.16%
Matthews Asia Credit Opportunities Fund	47,918	—	47,918	0.16%
Matthews Asian Growth and Income Fund	1,384,955	—	1,384,955	0.16%
Matthews Asia Dividend Fund	4,904,833	(41,494)	4,863,339	0.16%
Matthews China Dividend Fund	403,328	—	403,328	0.16%
Matthews Asia Growth Fund	1,565,675	—	1,565,675	0.16%
Matthews Pacific Tiger Fund	8,497,421	(283,696)	8,213,725	0.16%
Matthews Emerging Markets Sustainable Future Fund[1]	214,648	—	214,648	0.16%
Matthews Asia Innovators Fund	1,151,682	—	1,151,682	0.16%
Matthews China Fund	1,499,439	—	1,499,439	0.16%
Matthews India Fund	1,043,262	—	1,043,262	0.16%
Matthews Japan Fund	1,626,986	—	1,626,986	0.16%
Matthews Korea Fund	161,878	—	161,878	0.16%
Matthews Emerging Markets Small Companies Fund[2]	566,547	—	566,547	0.16%
Matthews China Small Companies Fund	387,891	—	387,891	0.16%
Matthews Emerging Markets Equity Fund	62,995	—	62,995	0.16%

[1]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[2]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.

	Fiscal Year Ending Dec. 31, 2021
Fund	Gross Administration and Shareholder Servicing Fees Earned	Fees Waived and/ or Expenses Reimbursed by Matthews	Net Fees	Net Fee in Basis Points
Matthews Asia Total Return Bond Fund	$177,702	$—	$177,702	0.14%
Matthews Asia Credit Opportunities Fund	118,523	—	118,523	0.14%
Matthews Asian Growth and Income Fund	1,871,310	—	1,871,310	0.14%
Matthews Asia Dividend Fund	7,409,820	(253,134)	7,156,686	0.14%
Matthews China Dividend Fund	551,273	—	551,273	0.14%
Matthews Asia Growth Fund	2,986,420	—	2,986,420	0.14%
Matthews Pacific Tiger Fund	12,334,733	(1,081,522)	11,253,211	0.14%
Matthews Emerging Markets Sustainable Future Fund[1]	158,093	—	158,093	0.14%
Matthews Asia Innovators Fund	2,635,532	—	2,635,532	0.14%
Matthews China Fund	2,232,963	—	2,232,963	0.14%
Matthews India Fund	1,034,427	—	1,034,427	0.14%
Matthews Japan Fund	2,271,675	—	2,271,675	0.14%
Matthews Korea Fund	201,350	—	201,350	0.14%
Matthews Emerging Markets Small Companies Fund[2]	460,082	—	460,082	0.14%
Matthews China Small Companies Fund	621,613	—	621,613	0.14%
Matthews Emerging Markets Equity Fund[3]	74,115	—	74,115	0.14%

[1]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[2]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.
[3]	The Matthews Emerging Markets Equity Fund commenced operations on April 30, 2020.

	Fiscal Year Ending Dec. 31, 2020
Fund	Gross Administration and Shareholder Servicing Fees Earned	Fees Waived and/ or Expenses Reimbursed by Matthews	Net Fees	Net Fee in Basis Points
Matthews Asia Total Return Bond Fund	$157,891	$—	$157,891	0.15%
Matthews Asia Credit Opportunities Fund	135,783	—	135,783	0.15%
Matthews Asian Growth and Income Fund	1,947,630	—	1,947,630	0.15%
Matthews Asia Dividend Fund	6,325,613	(134,924)	6,190,689	0.15%
Matthews China Dividend Fund	493,764	—	493,764	0.15%
Matthews Asia Growth Fund	1,955,912	—	1,955,912	0.15%
Matthews Pacific Tiger Fund	10,799,024	(648,059)	10,150,965	0.15%
Matthews Emerging Markets Sustainable Future Fund[1]	86,489	—	86,489	0.15%
Matthews Emerging Asia Fund[2]	285,929	—	285,929	0.15%
Matthews Asia Innovators Fund	1,181,104	—	1,181,104	0.15%
Matthews China Fund	1,611,615	—	1,611,615	0.15%
Matthews India Fund	964,516	—	964,516	0.15%
Matthews Japan Fund	2,392,640	—	2,392,640	0.15%
Matthews Korea Fund	171,771	—	171,771	0.15%
Matthews Emerging Markets Small Companies Fund[3]	247,096	—	247,096	0.15%
Matthews China Small Companies Fund	419,631	—	419,631	0.15%
Matthews Emerging Markets Equity Fund[4]	19,089	—	19,089	0.15%

[1]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[2]	The Matthews Emerging Asia Fund was reorganized into the Matthews Emerging Markets Small Companies Fund effective April 29, 2021.
[3]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.
[4]	The Matthews Emerging Markets Equity Fund commenced operations on April 30, 2020.

Transfer Agent

BNY Mellon is currently located at 301 Bellevue Parkway, Wilmington, DE 19809 and provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of each Fund’s shares and distributes each Fund’s cash distributions to shareholders.

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, Brown Brothers Harriman & Co. (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations. Although the Trust no longer has in effect a committed line of credit for purposes of funding proceeds for redemptions, a Fund might be able to use an overdraft from the custodian if needed under certain circumstances for temporary or emergency purposes. Any overdraft made available by the custodian would be in the discretion of the custodian, may not be available when needed by a Fund and would likely be more expensive than a comparable borrowing under a formal line of credit.

Counsel to the Trust

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as counsel to the Trust

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, serves as the independent registered public accounting firm of the Trust. The firm provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by PricewaterhouseCoopers LLP.

Brokerage Allocation and Other Practices

Matthews is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be seeking the best execution of the transaction taking into account the net proceeds of the transaction as well as qualitative factors.

In selecting and monitoring broker-dealers and negotiating commissions, Matthews may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future and other matters involved in the receipt of brokerage services generally.

Matthews may also purchase from a broker or allow a broker to pay for certain execution-related and research services, including economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data, on-line pricing and news services. The Funds do not engage in “directed brokerage,” or the compensation of a broker-dealer for promoting or selling the Funds’ shares by directing portfolio securities transactions to that broker or dealer.

Matthews may cause the Funds to pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these execution-related and research services. In such a case, however, Matthews will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or Matthews’ overall responsibilities to the portfolios over which Matthews exercises investment authority. Research services furnished by brokers through whom Matthews intends to effect securities transactions may be used in servicing all of Matthews’ accounts; not all of such services may be used by Matthews in connection with accounts that paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, Matthews will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Matthews will attempt to allocate portfolio transactions among the Funds and other accounts on a fair basis whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the other accounts. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of Matthews, however, the results of such procedures will, on the whole, be in the best interests of each of the accounts it manages.

For the fiscal years ended December 31, 2022, 2021, and 2020, the aggregate brokerage commissions paid by the Trust on behalf of the Funds amounted to $18,068,197, $31,047,393, and $23,383,590, respectively. All such amounts were considered by the Funds in directing transactions to a broker dealer because of proprietary or third party research services provided by such broker dealers. The aggregate brokerage commissions attributable to each Fund are set forth below.

Fund	Brokerage Commissions Paid During FYE 12-31-20	Brokerage Commissions Paid During FYE 12-31-21		Brokerage Commissions Paid During FYE 12-31-22
Matthews Asia Total Return Bond Fund	$591		$0		$0
Matthews Asia Credit Opportunities Fund	$0		$0		$0
Matthews Asian Growth and Income Fund	$830,171		$1,003,861		$382,400
Matthews Asia Dividend Fund	$4,380,735		$5,009,832		$4,482,006
Matthews China Dividend Fund	$518,317		$515,443		$457,357
Matthews Asia Value Fund[1]	$17,548	$	N/A	$	N/A
Matthews Asia Growth Fund	$960,674		$1,470,516		$1,646,313
Matthews Pacific Tiger Fund	$7,775,522		$9,044,111		$3,056,930
Matthews Emerging Markets Sustainable Future Fund[2]	$100,826		$170,098		$195,438
Matthews Emerging Asia Fund[3]	$510,497		$461,753	$	N/A
Matthews Asia Innovators Fund	$2,027,352		$6,660,187		$2,815,452
Matthews China Fund	$1,275,170		$2,469,104		$1,225,463
Matthews India Fund	$1,487,507		$906,894		$924,187
Matthews Japan Fund	$2,079,477		$1,656,980		$1,817,032
Matthews Korea Fund	$131,620		$140,102		$178,617
Matthews Emerging Markets Small Companies Fund[4]	$415,624		$464,186		$367,691
Matthews China Small Companies Fund	$821,477		$987,676		$455,775
Matthews Emerging Markets Equity Fund[5]	$50,482		$86,650		$63,536

[1]	The Matthews Asia Value Fund was liquidated effective September 30, 2020.
[2]	Before July 29, 2022, the Matthews Emerging Markets Sustainable Future Fund was known as the Matthews Asia ESG Fund.
[3]	The Matthews Emerging Asia Fund was reorganized into the Matthews Emerging Markets Small Companies Fund effective April 29, 2021.
[4]	Before April 30, 2021, the Matthews Emerging Markets Small Companies Fund was known as the Matthews Asia Small Companies Fund.
[5]	The Matthews Emerging Markets Equity Fund commenced operations on April 30, 2020.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Funds held securities of the following broker-dealers, which were their regular broker-dealers as of December 31, 2022:

Fund	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Matthews Korea Fund	Macquarie Group Ltd.	$982,435
Matthews Asian Growth and Income Fund	Macquarie Group Ltd.	$14,480,132

Shares of Beneficial Interest

The Funds are authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of a particular Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Each Fund currently offers shares in two separate Classes: Investor Class and Institutional Class. Pursuant to the Trust’s Multiple Class Plan, the only differences among the various classes of shares relate solely to the following: (a) each class may be subject to different class expenses as outlined in the Prospectus; (b) each class may bear a different identifying designation; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) each class may provide for the automatic conversion of that class into another class.

Each whole share is entitled to one vote as to each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The voting rights of shareholders can be changed only by a shareholder vote.

Each Fund may be terminated upon the sale and conveyance of its assets to another Fund, partnership, association, corporation, or entity, or upon the sale and conversion into money of its assets. The Board may terminate or sell all or a portion of the assets of the Fund without prior shareholder approval. In the event of the dissolution or liquidation of a Fund, shareholders of the Fund are entitled to receive the underlying assets of a Fund available for distribution.

All accounts will be maintained in book entry form and no share certificates will be issued.

Purchase, Redemption and Pricing of Shares

Purchase of Shares

Fund shares may be purchased in the United States through the Underwriter or certain financial intermediaries who may charge a fee for their services and may be purchased in Latin America through Picton. Shares purchased through a broker-dealer or other third-party intermediary may be subject to a commission or other service or transaction fee charged by that intermediary, which would be in addition to the NAV paid by an investor. Another share class may have a different or no such commission or fee.

Determination of Net Asset Value

Generally, the NAV per share of each Class of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds do not determine NAV on days that the NYSE is closed and at other times described in the Prospectus. However, the Funds may, under extraordinary circumstances, calculate the NAV of their respective shares on days on which the NYSE is closed for trading. The NYSE is closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The value of the Funds’ exchange-traded securities is based on market quotations for those securities, or on their fair value determined under the direction of Matthews as the valuation designee (“Valuation Designee”) with the oversight of the Board of Trustees (as described below). A Fund’s portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of last reported sales prices. For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices.

Investments for which market quotations are not readily available are valued at fair value in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated Matthews as the Valuation Designee for each Fund to perform the fair value determination relating to all Fund investments. Matthews may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Market quotations are provided by Pricing Sources that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by third-party vendors or by using indicative bid quotations from bond dealers or market makers, or other available market information, often from the principal (or most advantageous) market on which the security is traded, or valued based on their fair value as determined by Matthews as the Valuation Designee with the oversight of the Board of Trustees. The Funds may also utilize independent Pricing Sources to assist them in determining a current market value for each security based on sources believed to be reliable.

In addition, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds, including the Matthews India Fund, accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund’s NAV.

Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Valuation Designee believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Funds are highly likely to hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

Generally portfolio securities subject to a “foreign share” premium are valued at the local share prices (i.e., without including any foreign share premium). In addition, in certain countries shares may be purchased in a local class or, subject to certain limitations, in a class reserved for foreign purchasers.

Foreign values of the Funds’ securities are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Funds’ Pricing and Valuation Policy and Procedures adopted by the Board (the “Pricing Policies”). The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and Matthews.

Trading in securities on Asia Pacific exchanges, various other foreign exchanges, and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, securities trading in Asia Pacific and various foreign markets may not take place on all business days in New York. Furthermore, trading takes place in markets of Asia Pacific and in various foreign markets on days that are not business days on which the NYSE is open and therefore the Funds’ NAVs are not calculated.

A Valuation Designee reviews and monitors the Pricing Policies. The Valuation Designee is responsible for determining the fair value of the Funds’ securities as needed in accordance with the Pricing Policies and performs such other tasks as it deems necessary. The Valuation Designee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds.

Pursuant to the Pricing Policies, the Funds value any exchange-traded security for which market quotations are unavailable or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Pricing Policies by a pricing service retained by the Funds that is independent of the Funds and Matthews. There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security. In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian and other foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to Matthews as Valuation Designee. In these circumstances, the Valuation Designee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Pricing Policies. Changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific and other foreign market securities. Similarly, changes in a Fund’s NAV may not track changes in the value of closed-end investment companies, exchange-traded funds or other similar investment vehicles.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Funds’ shares into U.S. dollars at the prevailing market rates, as determined in accordance with the Pricing Policies.

Redemptions in Kind

At the organizational meeting of the Trust, the Board directed that the Trust elect to pay redemptions in cash as consistent with Rule 18f-1 under the 1940 Act. The Board further directed that Form N-18F-1 be filed with the SEC on the Trust’s behalf committing the Trust to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 calendar day holding period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This means that the Trust could, if the redemption is larger than $250,000 or 1% of the NAV of the Fund, pay a redemption with the securities held in the Fund’s portfolio. If this occurred, the shareholder receiving these portfolio securities would incur transaction charges if such shareholder were to convert the securities into cash. Due to market restrictions in certain markets, the option of the Funds to redeem in kind may be limited.

Equalization

For any of its fiscal years, a Fund may use an accounting method (known as “equalization”) that is designed to allocate equitably the tax burden of that Fund to all of its shareholders regardless of when during a tax year an individual shareholder redeemed (if ever) his or her shares of the Fund. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of the Funds, reducing the amount of the distribution to be made to remaining shareholders of each Fund.

Dividends and Distributions

Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gains distributions, if any, are normally made after October 31. The Funds may make additional payments of dividends or distributions if they deem it to be desirable and in the best interests of shareholders at other times during the year. The Matthews Asia Dividend Fund seeks to distribute income quarterly in March, June, September and December. The Matthews Asian Growth and Income Fund and the Matthews China Dividend Fund seek to distribute income twice each year, generally in June and December. However, there can be no assurances that any particular Fund will have income to distribute for any given period. Any dividend or distributions paid by the Funds have the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend of distribution. To the extent the Funds make a mid-year distribution of realized capital gains, the Funds run a greater risk of over-distributing because subsequent capital losses realized prior to October 31 may more than offset the amount of the distribution. An over-distribution of capital gains is in effect a return of capital. Therefore, the Funds will only make a special mid-year distribution of capital gains in circumstances where the Board of Trustees has determined that it is more likely than not to be in the best interests of shareholders generally and that the amount of the distribution is not likely to result in an unintended return of capital. It is also possible that certain tax adjustments can lower the amount of distributable income, which might result in a return of capital for income oriented funds that will still distribute income or cash generated by their investment portfolio.

Taxation of the Funds

In General

Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) distribute at least 90% of its dividend, interest and certain other income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund’s total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses, or of one or more qualified publicly traded partnerships.

To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax will be imposed on the excess, if any, of a Fund’s required distributions over actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed and untaxed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax, but there can be no assurances that each Fund will make sufficient distributions each period to, or otherwise, avoid all taxes imposed at the level of the Fund. Dividends declared by the Funds during October, November or December to shareholders of record on a specified date in such months and paid during January of the following year will be taxable to shareholders in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of a Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Some dividends paid by the Funds may qualify in part for the dividends received deduction for corporations. In addition, a portion of the dividends of a Fund paid to shareholders may be eligible for the reduced federal tax rate applicable to qualified dividend income of the Fund if certain holding periods are met. Eligibility for this reduced tax rate depends on the underlying investments of the Fund and is uncertain each year.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to qualified dividends (i.e., dividends eligible to be taxed at rates applicable to long-term capital gains).

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a Fund’s portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In general, a Fund may make taxable distributions even during periods in which the share price has declined. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies.

Taxes Regarding Options, Futures and Foreign Currency Transactions

When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by it is included in the Funds’ accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written.

The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that a Fund has written expires on its stipulated expiration date, that Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option that the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is recorded in that Fund’s assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale, which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be “marked-to-market” for federal income tax purposes. 60% of any net gain or loss recognized on such deemed sales or on any actual sales it will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (“60%/40% gain or loss”). Certain options, futures contracts and options on futures contracts utilized by a Fund are “Section 1256 contracts.” Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60%/40% gain or loss.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to stockholders.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year and on October 31st of each calendar year for excise tax purposes. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Other U.S. and Foreign Tax Issues

India. In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year).

Also in India, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor and payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to 8 years to offset future gains. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges. This tax is imposed on the company that pays the dividends. Please refer to the Purchase, Redemption and Pricing of Shares section for information on how treatment of these taxes may affect the Funds’ daily NAV.

Taxes incurred on a Fund’s short-term realized gains may lower the potential short-term capital gains distribution of that Fund. Any taxes paid in India by a Fund on short-term realized gains will be available to be included in the calculation of that Fund’s foreign tax credit that is passed through to shareholders via Form 1099-DIV, assuming at least 50% of a Fund’s assets consist of non-U.S. investments. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of a Fund, they also potentially lower, to a larger extent, the total return of that Fund as proceeds from sales are reduced by the amount of the tax.

The General Anti-Avoidance Rules (“GAAR”) under the Indian Income Tax Act, 1961, as amended, which became effective on April 1, 2017, empower the Indian tax authorities to investigate and declare any arrangement it determines to be an “impermissible avoidance arrangement” and impose penalties and interest. Although the Trust does not consider any Fund to be engaged in such an avoidance arrangement, there cannot be any assurances as to the determinations that could be made by the tax authorities.

China. The taxation on dividends and capital gains derived by nonresident enterprises was largely changed when China adopted the unified Enterprise Income Tax law effective as of January 1, 2008. Although the Chinese authorities have issued various tax circulars since then to provide the much-needed clarification, the tax treatment of capital gains derived by nonresident enterprises, such as the Funds, on shares issued by a Chinese resident company remains unclear. To the extent that such taxes are imposed on dispositions of holdings of the Funds, the Funds’ returns would be adversely impacted.

South Korea. Under the U.S.-South Korea income tax treaty the government of South Korea has imposed a non-recoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid by South Korean issuers. Under U.S.-South Korea income tax treaty, there is no South Korean withholding tax on realized capital gains.

General. The Funds consider the impact of a country’s tax laws and regulations, as well as withholding, when considering investment decisions. The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal or foreign tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes, as well as any foreign tax implications.

Backup Withholding. U.S. federal law requires that a Fund withhold as “backup withholding,” at a current rate of 24%, certain reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who fail to provide the Fund with a valid taxpayer identification number, make certain required certifications, have been notified by the Internal Revenue Service (“IRS”) that they are subject to federal backup withholding, or with respect to whom the Fund has been notified by the IRS that federal backup withholding applies. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be applied to the taxpayer’s ultimate federal income tax liability if proper documentation is timely provided to the IRS.

FATCA. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on each Fund’s distributions generally applies, subject to any applicable intergovernmental agreements, if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a foreign financial institution, it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed treasury regulations on which taxpayers may rely until final regulations are in place, FATCA withholding does not apply to capital gain distributions from a Fund or on gross proceeds of a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exception or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion relates solely to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty) or the possible applicability of FATCA.

The above discussion and the related discussions in the prospectuses are not intended to be complete discussions of all applicable tax consequences of an investment in a Fund, or changes in U.S. and foreign tax laws that may become effective after the date of this SAI. Paul Hastings LLP has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisors concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

Matthews may pay a broker-dealer or other financial intermediary (an “Intermediary) for certain activities related to the Fund, including data collection, marketing, educational training, participation on certain distribution platforms or other initiatives related to the sale or promotion of Fund shares. Matthews makes these payments from their own assets and not from the assets of the Funds. Any such arrangements do not result in an increase in the expenses, or the cost of, owning the Fund. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Other Information

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. Each such statement is qualified in all respects by such reference.

Reports to Shareholders

Shareholders will receive unaudited semi-annual reports describing the Funds’ investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Funds may be directed to Matthews at (800) 789-ASIA (2742).

Financial Statements

The financial statements for the Funds, including the notes thereto, as of December 31, 2022, are incorporated by reference from the Funds’ 2022 Annual Report to Shareholders as filed with the SEC on Form N-CSR.

Appendix: Bond Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Service, Inc., (“Fitch”), or, if unrated, determined by Matthews to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

•	High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Matthews.

•	Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Matthews.

•

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of the ratings categories used by Moody’s, S&P and Fitch applicable to fixed income securities.

Moody’s classifies corporate bonds as follows:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Moody’s classifies corporate short-term debt as follows:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P describes classification of corporate and municipal debt as follows:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Provisional ratings:

“p”

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“r”

The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Fitch describes classification of long term credit ratings of debt securities as follows:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC,” “C”: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“DDD,” “DD,” “D”: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MATTHEWS INTERNATIONAL FUNDS

Form N-1A

Part C—Other Information

Item 28.	Exhibits

(a)(1)	Trust Instrument and Certificate of Trust is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(a)(2)	Amendment No. 1 to Trust Instrument was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(b)	By-Laws are incorporated herein by reference to and were filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(c)	See Articles II and VII of the Registrant’s Trust Instrument.

(d)(1)	Form of Investment Advisory Agreement between Matthews International Funds and Matthews International Capital Management, LLC is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(d)(2)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, on behalf of the Matthews Asia Pacific Fund, dated October 31, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(d)(3)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, on behalf of each series of the Trust, dated August 31, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(d)(4)	Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated August 12, 2005 to reflect the addition of the Matthews India Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005

(d)(5)	Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated August 11, 2006 to reflect the addition of the Matthews Asia Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(d)(6)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated August 31, 2007 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32, effective April 29, 2008.

(d)(7)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(d)(8)	Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated November 30, 2009 to reflect the addition of the Matthews China Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(d)(9)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated May 19, 2011 to reflect the addition of the Matthews China Small Companies Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(d)(10)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated November 30, 2011 to reflect the addition of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(d)(11)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated April 30, 2013 to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(d)(12)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated September 1, 2013 to reflect an amendment to Appendix B, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(d)(13)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated September 1, 2014 to reflect an amendment to Appendix B, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(d)(14)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated April 30, 2015 to reflect the addition of the Matthews Asia ESG Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(d)(15)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated November 30, 2015 to reflect the addition of the Matthews Asia Value Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(d)(16)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, on behalf of each series of the Trust other than the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated February 1, 2016, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(d)(17)	Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(d)(18)	Amendment to Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, effective as of August 30, 2018, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 83 on April 30, 2019.

(d)(19)	Amendment to Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(d)(20)	Amendment to Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(d)(21)	Investment Management Agreement between Matthews International Capital Management, LLC and Matthews International Funds, on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated June 30, 2022 was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(d)(22)	Amendment to Investment Management Agreement between Matthews International Capital Management, LLC and Matthews International Funds to reflect the addition of the Matthews Emerging Markets ex China Active ETF, dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(d)(23)	Amendment to Investment Management Agreement between Matthews International Capital Management, LLC and Matthews International Funds dated February 28, 2023 is filed herewith.

(d)(24)	Amendment to Investment Management Agreement between Matthews International Capital Management, LLC and Matthews International Funds to reflect the addition of the Matthews Korea Active ETF dated April 28, 2023 is filed herewith.

(e)(1)	Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated December 31, 2000, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on July 16, 2001.

(e)(2)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(e)(3)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(e)(4)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(e)(5)	Form of Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(e)(6)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated November 30, 2009, to reflect the addition of the Matthews China Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(e)(7)	Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc., dated July 1, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 41 on August 27, 2010.

(e)(8)	Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc., effective May 27, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 48 on September 13, 2011.

(e)(9)	Distribution Agreement among Matthews International Funds, Matthews International Capital Management, LLC and HMC Partners, dated May 17, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(e)(10)	Underwriting Agreement between Matthews International Funds and Foreside Funds Distributors LLC, dated April 4, 2012, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 52 on April 27, 2012.

(e)(11)	Amendment to Underwriting Agreement between Matthews International Funds and Foreside Funds Distributors LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(e)(12)	Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC, dated April 30, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(e)(13)	Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC, dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(e)(14)	Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(e)(15)	Novation to Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.

(e)(16)	Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(e)(17)	Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(e)(18)	Distribution Agreement among Matthews International Funds, Matthews International Capital Management, LLC and Picton S.A., dated April 30, 2021 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(e)(19)	Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC, on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated June 30, 2022 was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(e)(20)	Form of Authorized Participant Agreement was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(e)(21)	Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets ex China Active ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(e)(22)	Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC to reflect the addition of the Matthews Korea Active ETF dated April 28, 2023 is filed herewith.

(f)	Not Applicable.

(g)(1)	Custody Agreement with The Bank of New York, dated September 25, 2000 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(g)(2)	Amended Schedule II to Custody Agreement with The Bank of New York, dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(g)(3)	Amended Schedule II to Custody Agreement with The Bank of New York, dated August 12, 2005 to reflect the addition of the Matthews India Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(g)(4)	Amended Schedule II to Custody Agreement with The Bank of New York, dated, dated August 11, 2006 to reflect the addition of the Matthews Asia Pacific Equity Income Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(g)(5)	Custodian Agreement with Brown Brothers Harriman & Co., dated July 20, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(g)(6)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(g)(7)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated November 12, 2009, to reflect the addition of the Matthews China Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 38 on November 30, 2009.

(g)(8)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated May 19, 2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(g)(9)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated November 30, 2011, to reflect the addition of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(g)(10)	Futures Customer Account Agreement with HSBC Securities (USA) Inc., dated November 22, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(g)(11)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(g)(12)	Customer Agreement for Futures Contracts with UBS Securities LLC, dated September 12, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(g)(13)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(g)(14)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(g)(15)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(g)(16)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(g)(17)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(g)(18)	Custody Agreement among Matthews International Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon, on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated July 7, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(g)(19)	Amendment to Custody Agreement among Matthews International Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets ex China Active ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(g)(20)	Amendment to Custody Agreement among Matthews International Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews Korea Active ETF dated April 28, 2023 is filed herewith.

(h)(1)	Investment Company Services Agreement for Matthews International Funds with FPS Services, Inc., dated October 1, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(i)	Amendment to Investment Company Services Agreement, dated November 11, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(ii)	Amendment to Investment Company Services Agreement, dated July 31, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iii)(A)	Amendment No. 3 to Investment Company Services Agreement, dated October 15, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(iii)(B)	Amendment to Investment Company Services Agreement, dated December 30, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iv)	Amendment to Investment Company Services Agreement, dated December 1, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(v)	Reserved.

(h)(1)(vi)	Amendment to Investment Company Services Agreement, dated May 1, 2001, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(vii)	Anti-Money Laundering and Privacy Amendment to Investment Company Services Agreement, dated July 24, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 17 on December 30, 2002.

(h)(1)(viii)	Amendment to Investment Company Services Agreement, dated August 1, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 17 on December 30, 2002.

(h)(1)(ix)	Amendment to Investment Company Services Agreement, dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(x)	Customer Identification Services Amendment to Investment Company Services Agreement, dated October 1, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(xi)	Amended and Restated Investment Company Services Agreement, dated June 1, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(1)(xii)	Amended Schedule A to Investment Company Services Agreement, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(1)(xiii)	Amended Schedule A to Investment Company Services Agreement, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(1)(xiv)	Amendment to Investment Company Services Agreement, dated May 8, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(h)(1)(xv)	Second Amended and Restated Investment Company Services Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvi)	Services Standards related to the Second Amended and Restated Investment Company Services Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvii)	Form of Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(h)(1)(xviii)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated November 30, 2009 to reflect the addition of the Matthews China Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(h)(1)(xix)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, effective May 31, 2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 48 on September 13, 2011.

(h)(1)(xx)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated November 30, 2011, to reflect the addition of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(1)(xxi)	Amendment to Second Amended and Restated Investment Company Services Agreement, dated January 1, 2012, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 52 on April 27, 2012.

(h)(1)(xxii)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(1)(xxiii)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(1)(xxiv)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(h)(1)(xxv)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(h)(1)(xxvi)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(h)(1)(xxvii)	Amendment to Second Amended and Restated Investment Company Services Agreement to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(h)(1)(xxviii)	Fund Administration and Accounting Agreement among Matthews International Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon, on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated July 1, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxix)	Transfer Agency and Service Agreement between Matthews International Funds and The Bank of New York Mellon, on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated July 1, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxx)	Amendment to Fund Administration and Accounting Agreement among Matthews International Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets ex China Active ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxxi)	Amendment to Transfer Agency and Service Agreement between Matthews International Funds and The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets ex China Active ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxxii)	Amendment to Fund Administration and Accounting Agreement among Matthews International Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews Korea Active ETF dated April 28, 2023 is filed herewith.

(h)(1)(xxxiii)	Amendment to Transfer Agency and Service Agreement between Matthews International Funds and The Bank of New York Mellon to reflect the addition of the Matthews Korea Active ETF dated April 28, 2023 is filed herewith.

(h)(2)(i)	Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 17, 1998 and as amended April 3, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(2)(ii)	Amendment to Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(2)(iii)	Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 13, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(h)(2)(iv)	Amended Schedule A to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(2)(v)	Amended Schedule A to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(2)(vi)	Amended Schedule B to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 30 on October 31, 2006.

(h)(2)(vii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 31, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(h)(2)(viii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(h)(2)(ix)	Amendment to Exhibit A to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(h)(2)(x)	Reserved.

(h)(2)(xi)	Amended Exhibit B to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated December 1, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 44 on April 29, 2011.

(h)(2)(xii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(h)(2)(xiii)(A)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(2)(xiii)(B)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(2)(xiv)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated September 1, 2013, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(h)(2)(xv)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(2)(xvi)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(2)(xvii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(h)(2)(xviii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(h)(2)(xix)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(h)(2)(xx)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(h)(3)	Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(i)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(ii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(3)(iii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated as of April 23, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 31 on April 30, 2007.

(h)(3)(iv)	Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(h)(3)(v)	Reserved.

(h)(3)(vi)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated as of April 29, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 36 on April 29, 2009.

(h)(3)(vii)	Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(h)(3)(viii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(h)(3)(ix)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(3)(x)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(3)(xi)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of May 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(h)(3)(xii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(3)(xiii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(h)(3)(xiv)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(h)(3)(xv)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of April 28, 2017, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.

(h)(3)(xvi)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of November 30, 2017, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 75 on November 29, 2017.

(h)(3)(xvii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(h)(3)(xviii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(h)(3)(xix)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the renaming of the Matthews Emerging Markets Sustainable Future Fund (formerly known as the Matthews Asia ESG Fund), effective as of July 29, 2022 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 98 on July 29, 2022.

(h)(4)	Amended and Restated Intermediary platform fee subsidy letter agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of March 1, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(5)	Fee waiver letter agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(6)	Amendment to fee waiver letter agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of February 28, 2018, is incorporated by reference to and was filed electronically with Post-Effective Amendment No. 77 on April 27, 2018.

(h)(7)	Fund of Funds Investment Agreement between Matthews International Funds and Fidelity Rutland Square Trust II, effective as of January 18, 2022, is filed herewith.

(h)(8)	Fee waiver letter agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of April 28, 2023, is filed herewith.

(i)	Legal Opinions of Counsel are incorporated herein by reference to and were filed electronically with Post–Effective Amendment Nos. 13, 19, 17, 30, 35, and 89 on December 20, 1999, September 26, 2003, October 31, 2005, October 31, 2006, September 15, 2008, and April 29, 2020, respectively.

(i)(1)	Not Applicable.

(i)(2)	Legal Opinions of Counsel are incorporated herein by reference to and were filed electronically with Post-Effective Amendment Nos. 38, 46, 50, 55, 60 and 63, on November 30, 2009, May 31, 2011, November 29, 2011, April 30, 2013, April 30, 2015, November 30, 2015, and April 28, 2016, respectively.

(i)(3)	Legal opinion of Paul Hastings LLP as to tax matters with respect to the reorganization of the Matthews Emerging Asia Fund, a series of the Registrant, into the Matthews Asia Small Companies Fund, a series of the Registrant, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(i)(4)	Legal Opinion with respect to the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(i)(5)	Legal Opinion with respect to the Matthews Emerging Markets ex China Active ETF was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(i)(6)	Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	12b-1 Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(m)(2)	Distribution Plan – Class A dated August 13, 2004 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(m)(3)	Amended and Restated Distribution (12b-1) and Services Plan —Investor Class, dated February 28, 2017, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.

(n)	Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 41 on August 27, 2010.

(n)(1)	Reserved.

(n)(2)	Amended Appendix A to the Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(n)(3)	Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(n)(4)	Amended and Restated Appendix A to the Multiple Class Plan, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(n)(5)	Amended and Restated Appendix A to the Multiple Class Plan, to reflect the addition of the Matthews Asia Value Fund, dated November 30, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(n)(6)	Amended and Restated Appendix A to the Multiple Class Plan, to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund), is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(n)(7)	Amended and Restated Multiple Class Plan dated February 28, 2017 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.

(n)(8)	Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(n)(9)	Amended and Restated Appendix A to the Multiple Class Plan to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(o)	Reserved.

(p)(1)	Code of Ethics of Matthews International Capital Management, LLC is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 14 on October 12, 2000.

(p)(2)	Code of Ethics of Matthews International Funds is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(p)(3)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated December 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(p)(4)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated October 11, 2004, is incorporated herein by reference and was filed electronically with Post-Effective Amendment No. 23 on December 29, 2004.

(p)(5)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated May 2005, is incorporated herein by reference and was filed electronically with Post-Effective Amendment No. 26 on August 10, 2005.

(p)(6)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated June 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(p)(7)	Code of Ethics of Matthews Asia Funds and Matthews International Capital Management, LLC, dated June 1, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 37 on September 16, 2009.

(q)(1)	Power of Attorney, dated November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(q)(2)	Power of Attorney, dated January 27, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 21 on January 28, 2004.

(q)(3)	Power of Attorney, dated August 12, 2005, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(q)(4)	Power of Attorney, dated May 25, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(q)(5)	Power of Attorney, dated February 28, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(q)(6)	Power of Attorney, dated February 23, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(q)(7)	Power of Attorney, dated April 28, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(q)(8)	Power of Attorney, dated November 14, 2018, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 83 on April 30, 2019.

Item 29.	Persons Controlled by or Under Common Control with the Fund

In addition to the Registrant, Matthews International Capital Management, LLC (“Matthews”), or an affiliate of Matthews, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: Matthews Asia Funds SICAV, a self-managed open-end investment company organized under the laws of Luxembourg; Matthews Asian Selections Funds Plc, an open-end umbrella investment company organized under the laws of Ireland; Matthews Asia Institutional Funds, LLC, an unregistered investment company organized under the laws of the State of Delaware; and The China Fund, Inc., a closed-end investment company organized under the laws of the State of Maryland.

Item 30.	Indemnification

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 5, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

In addition, Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, the Registrant has entered into an Indemnification Agreement with each Trustee providing for indemnification and advancement of expenses consistent with the Registrant’s Trust Instrument and applicable state and federal statutes.

Item 31.	Business and Other Connections of the Investment Adviser

The primary business activity of Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111 (“Matthews”), is to offer continuous investment management supervision to client portfolios. Matthews also acts as the investment manager and global distributor, where permitted by local law, of Mathews Asia Funds, SICAV, an open-end umbrella fund organized under the laws of Luxembourg. Each of Matthews Global Investors (Hong Kong) Limited, a Hong Kong registered broker-dealer, and Matthews Global Investors (UK) Limited, a United Kingdom registered broker-dealer, is a wholly owned subsidiary of Matthews that is engaged in marketing non-U.S. funds to non-U.S. investors. Matthews Global Investors (Hong Kong) Limited is regarded as a participating affiliate of Matthews and provides certain portfolio management services at no extra cost to certain of the Funds. Matthews is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Matthews is as follows:

Name and Position with Matthews	Other Company	Position With Other Company
Christopher J. Carey Director and Chair	City National Bank 555 South Flower Street Los Angeles, CA 90071	Executive Vice President and Chief Financial Officer

	RBC US Group Holdings, LLC 200 Bay Street Toronto, Ontario Canada M5J2J5	Director

James Cooper Abbott Director and Chief Executive Officer	Matthews Global Investors (Hong Kong) Limited Two Pacific Place, Suite 3602 88 Queensway, Admiralty Hong Kong	Manager in Charge, Overall Management Oversight and Director

	Matthews Asia Funds SICAV 80, route d’Esch L-1470 Luxembourg Grand Duchy of Luxembourg R.C.S. Luxembourg B 151275	Director

	Matthews Private Fund Management (Shanghai), Co., Ltd. Room 835, Level 8, Tower 2 International Finance Center 8 Century Avenue Shanghai, China	Director

	Carillon Tower Advisors 880 Carillon Parkway St. Petersburg, FL 33716	President and Chairman

	Scout Investments, Inc. 1201 Walnut Street, 21st Floor Kansas City, MO 64106	Director

	Cougar Global Investments, Ltd. 880 Carillon Parkway St. Petersburg, FL 33716	Director

	ClariVest Asset Management LLC 3611 Valley Centre Drive, Suite 100 San Diego, CA 92130	Director

	Carillon Fund Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	Director

	Eagle Fund Services, Inc 880 Carillon Parkway St. Petersburg, FL 33716	Director

	Teton Advisors, Inc. 189 Mason Street Greenwich, CT 96830	Director

John T. Hyland Director	N/A	N/A

Noriyuki Sato Director	Mizuho Financial Group, Inc. 1-5-5 Otemachi Chiyoda-ku, Tokyo Japan	Senior Executive Officer and Head of Asset Management Company

	Mizuho Bank, Ltd. 1-5-5 Otemachi Chiyoda-ku, Tokyo Japan	Managing Executive Officer and Head of Asset Management Division

	AP Property Fund Management PTE LTD 4th fl, Hakushika Kayabacho Building 1-17-18, Shinkawa Chuo-ku, Tokyo Japan	Director and Chief Executive Officer

Jeffrey D. Lovell Director	Lovell Minnick Partners, LLC 215 Manhattan Beach Blvd., 2nd Floor Manhattan Beach, CA 90266	Co-Chairman

Name and Position with Matthews	Other Company	Position With Other Company
	361 Capital LLC 4600 South Syracuse Street, Suite 500 Denver, CO 80237	Director

	Currency 12100 Wilshire Blvd., 18th Floor Los Angeles, CA 90025	Director

	Mercer Advisors Inc. 1200 17th Street, 25th Floor Denver, CO 80202	Director

	SRS Acquiom 950 17th Street, Suite 1400 Denver, CO 80202	Director

	Tortoise Capital Advisors LLC 11550 Ash Street, Suite 300 Leawood, KS 66211	Director

Deborah Segal Director	National Charitable Services LLC 245 Summer Street Boston, MA 02210	Vice President

	Fidelity Personal Trust Company, FSB 2 Contra Way Merrimack, NH 03054	Director

Robert Horrocks Chief Investment Officer	Matthews Global Investors (Hong Kong) Limited Two Pacific Place, Suite 3602 88 Queensway Hong Kong SAR	Licensed Representative Type 1

J. David Kast Global Head of Risk and Compliance Chief Compliance Officer Anti-Money Laundering Officer	N/A

John P. McGowan Head of Fund Administration	Matthews Asian Selections Funds PLC Floor 3 Brooklawn House Crampton Ave. Ballsbridge Dublin 4, Ireland	Director

	Matthews Asia Funds SICAV 80, route d’Esch L-1470 Luxembourg Grand Duchy of Luxembourg R.C.S. Luxembourg B 151275	Director

Theresa Noriega-Lum Chief Financial Officer	The China Fund, Inc. 50 Post Office Square Boston, MA 02110	President

Deepa Damre Smith General Counsel	BlackRock 400 Howard Street San Francisco, CA 94105	Managing Director

Name and Position with Matthews	Other Company	Position With Other Company
James E. Walter Head of Investment Operations	N/A

Item 32.	Principal Underwriters

(a)(1)

Foreside Funds Distributors LLC, principal underwriter of the Trust in the United States (the “U.S. Distributor”), serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Fairholme Funds, Inc.

2.	FundVantage Trust

3.	GuideStone Funds

4.	Matthews International Funds (d/b/a Matthews Asia Funds)

5.	New Alternatives Fund

6.	Old Westbury Funds, Inc.

7.	Versus Capital Multi-Manager Real Estate Income Fund LLC

8.	Versus Capital Real Assets Fund LLC

(a)(2)

Other than the Matthews Asia Funds, Picton S.A., principal underwriter of certain series of the Trust in Latin America (the “Latin American Distributor”), serves as principal underwriter for no other investment companies registered under the Investment Company Act of 1940, as amended.

(b)(1) The following is a list of the executive officers of the U.S. Distributor:

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Susan K. Moscaritolo	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(b)(2)	The following is a list of the directors and executive officers of the Latin American Distributor:

Board of Directors of the Latin American Distributor:

Name	Position(s) with Latin American Distributor	Effective Date
Matías Eguiguren Bravo	Director	May 3, 2022
Gregorio Donoso Ibañez	Director	January 2, 2012
Augusto Jesús Undurraga Bulnes	Director	January 2, 2012
José Miguel Ureta Cardoen	Chairman	May 3, 2022

Officers of the Latin American Distributor:

Name	Position(s) with Latin American Distributor	Effective Date
Gregorio Donoso Ibañez	Chief Executive Officer	January 2, 2012

(c)	Not Applicable

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

For the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, and Matthews Korea Active ETF: The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809.

For all other Funds: Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548.

(b)

With respect to Rules 31a-1(a); 31a-1(b)(2)(i)(c), (d), (e) and (f); (4); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accounting Services Agent:

The Bank of New York Mellon (Administrator and Fund Accounting Services Agent) and BNY Mellon Investment Servicing (US) Inc. (Transfer Agent), 301 Bellevue Parkway, Wilmington, DE 19809.

(c)	With respect to Rules 31a-1(b)(4), (5), (6), (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor:

Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111

(d)	With respect to Rule 31a-1(f), the required books and records are maintained at Registrant’s agent:

The Depository Trust & Clearing Corporation, 55 Thomson Place, Boston, MA 02210

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 104 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco, and State of California, on the 28th day of April, 2023.

Matthews International Funds

By:	/s/ James Cooper Abbott
James Cooper Abbott President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 104 to the Registrant’s registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Cooper Abbott James Cooper Abbott	Trustee, President and Principal Executive Officer	April 28, 2023

/s/ Shai Malka Shai Malka	Treasurer, Principal Accounting Officer and Principal Financial Officer	April 28, 2023

Gale K. Caruso* Gale K. Caruso	Trustee	April 28, 2023

Robert J. Horrocks* Robert J. Horrocks	Trustee	April 28, 2023

Christopher F. Lee* Christopher F. Lee	Trustee	April 28, 2023

Richard K. Lyons* Richard K. Lyons	Trustee	April 28, 2023

Rhoda Rossman* Rhoda Rossman	Trustee	April 28, 2023

Toshi Shibano* Toshi Shibano	Trustee	April 28, 2023

Jonathan F. Zeschin* Jonathan F. Zeschin	Trustee	April 28, 2023

* By:	/s/ John McGowan
John McGowan
as Attorney-in-Fact and Agent pursuant to Power of Attorney

MATTHEWS INTERNATIONAL FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(d)(23)	Amendment to Investment Management Agreement

(d)(24)	Amendment to Investment Management Agreement

(e)(22)	Amendment to Distribution Agreement

(g)(20)	Amendment to Custody Agreement

(h)(1)(xxxii)	Amendment to Fund Administration and Accounting Agreement

(h)(1)(xxxiii)	Amendment to Transfer Agency and Service Agreement

(h)(7)	Fund of Funds Investment Agreement

(h)(8)	Fee Waiver Letter Agreement

(i)(6)	Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm